FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207677-07

November 7, 2017

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,020,392,386

(Approximate Mortgage Pool Balance)

$885,190,000

(Offered Certificates)

GS Mortgage Securities Trust 2017-GS8

 As Issuing Entity

GS Mortgage Securities Corporation II

 As Depositor

Commercial Mortgage Pass-Through Certificates

 Series 2017-GS8

Goldman Sachs Mortgage Company

 As Sponsor and Mortgage Loan Seller

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman Sachs & Co. LLC
Lead Manager and Sole Bookrunner

Academy Securities		Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-207677) (the “Preliminary Prospectus”) anticipated to be dated November 7, 2017. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (Fitch / KBRA / Moody’s)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1(5)	AAAsf / AAA(sf) / Aaa(sf)	$14,278,000		30.000%	[ ]%	(6)	3.10	12/17 – 10/22
Class A-2(5)	AAAsf / AAA(sf) / Aaa(sf)	$72,424,000		30.000%	[ ]%	(6)	4.86	10/22 – 10/22
Class A-3(5)	AAAsf / AAA(sf) / Aaa(sf)	$270,000,000		30.000%	[ ]%	(6)	9.52	02/27 – 08/27
Class A-4(5)	AAAsf / AAA(sf) / Aaa(sf)	$311,927,000		30.000%	[ ]%	(6)	9.83	08/27 – 11/27
Class A-AB(5)	AAAsf / AAA(sf) / Aaa(sf)	$35,645,000		30.000%	[ ]%	(6)	7.10	10/22 – 02/27
Class A-BP(5)	AAAsf / AAA(sf) / NR	$10,000,000		30.000%	[ ]%	(6)	9.86	10/27 – 10/27
Class X-A	AAAsf / AAA(sf) / Aa1(sf)	$774,426,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-BP	AAAsf / AAA(sf) / NR	$10,000,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	A-sf / AAA(sf) / NR	$100,764,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	AAAsf / AAA(sf) / Aa2(sf)	$70,152,000		23.125%	[ ]%	(6)	9.94	11/27 – 11/27
Class B	AA-sf / AA(sf) / NR	$44,642,000		18.750%	[ ]%	(6)	9.94	11/27 – 11/27
Class C	A-sf / A(sf) / NR	$56,122,000		13.250%	[ ]%	(6)	9.94	11/27 – 11/27

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Fitch / KBRA / Moody’s)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class D(9)	BBBsf / BBB+(sf) / NR	$28,979,000		10.410%	[ ]%	(6)	9.94	11/27 – 11/27
Class X-D(9)	BBBsf / BBB+(sf) / NR	$28,979,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class E-RR(9)	BBB-sf / BBB-(sf) / NR	$27,142,000		7.750%	[ ]%	(6)	9.94	11/27 – 11/27
Class F-RR(9)	BB-sf / BB-(sf) / NR	$26,786,000		5.125%	[ ]%	(6)	9.94	11/27 – 11/27
Class G-RR(9)	B-sf / B-(sf) / NR	$10,204,000		4.125%	[ ]%	(6)	9.94	11/27 – 11/27
Class H-RR(9)	NR / NR / NR	$42,091,386		0.000%	[ ]%	(6)	9.94	11/27 – 11/27
Class R(10)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”) and Moody’s Investors Service, Inc. (“Moody’s” and together with Fitch and KBRA, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The related Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-BP, Class X-B and Class X-D certificates (collectively the “Class X certificates”), is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR, Class G-RR and Class H-RR certificates (collectively, the “principal balance certificates”), as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is equal to less than the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3 Class A-4, Class A-AB and Class A-BP certificates, are represented in the aggregate.

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(5)	For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-BP certificates, the pool of mortgage loans will be deemed to consist of two distinct asset groups: asset group 1 and asset group 2. Asset group 1 will consist of (i) all of the mortgage loans other than the Bass Pro & Cabela’s Portfolio mortgage loan, and (ii) note A-1(A-CP) of the Bass Pro & Cabela’s Portfolio mortgage loan, which represents the call protected portion of the Bass Pro & Cabela’s Mortgage Loan in the amount of $37,500,000 as of the Cut-off Date (collectively, the “Group 1 Assets”). Asset group 2 will consist of note A-1(A-NCP) of the Bass Pro & Cabela’s Portfolio Mortgage Loan (the “BP Freely Prepayable Note”), which represents the freely prepayable portion of the Bass Pro & Cabela’s Portfolio Mortgage Loan in the amount of $10,000,000 as of the Cut-off Date.

On any distribution date, so long as funds are sufficient to make distributions of all interest on such distribution date to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class X-A, Class X-BP and Class X-B certificates, interest distributions on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates will be based upon amounts available relating to the Group 1 Assets and interest distributions on the Class A-BP certificates will be based upon amounts available relating to the BP Freely Prepayable Note in asset group 2. In addition, generally, (i) the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates will be entitled to receive distributions of principal collected or advanced in respect of the Group 1 Assets, and after the certificate principal balance of the Class A-BP certificates has been reduced to zero, from the BP Freely Prepayable Note in asset group 2 and (ii) the Class A-BP certificates will be entitled to receive distributions of principal collected or advanced in respect of the BP Freely Prepayable Note in asset group 2 and after the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero, from the Group 1 Assets. However, on and after any distribution date on which the certificate principal balances of the Class A-S through Class H-RR certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed, pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-BP certificates.

(6)	For each distribution date, the pass-through rates on each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related certificates”) indicated below.

Class	Related Certificates
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates
Class X-BP	Class A-BP
Class X-B	Class B and Class C certificates
Class X-D	Class D certificates

(8)	The pass-through rate of each of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates as applicable) of the related certificates for that distribution date, as described in the Preliminary Prospectus.

(9)	The initial certificate balance of each of the Class D, Class E-RR, Class F-RR, Class G-RR and Class H-RR certificates, and the initial notional amount of the Class X-D certificates, are subject to change based on final pricing of all certificates and the final determination of the Class E-RR, Class F-RR, Class G-RR and Class H-RR certificates (collectively, the “HRR Certificates”) that will be retained by the retaining third-party purchaser to satisfy the sponsor’s U.S. risk retention requirements. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.

(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,020,392,386
Number of Mortgage Loans	36
Number of Mortgaged Properties	200
Average Cut-off Date Mortgage Loan Balance	$28,344,233
Weighted Average Mortgage Interest Rate	4.35820%
Weighted Average Remaining Term to Maturity (months)	114
Weighted Average Remaining Amortization Term (months)	358
Weighted Average Cut-off Date LTV Ratio(3)	57.1%
Weighted Average Maturity Date LTV Ratio(4)	52.7%
Weighted Average Underwritten Debt Service Coverage Ratio(5)	2.30x
Weighted Average Debt Yield on Underwritten NOI(6)	11.9%
% of Mortgage Loans with Mezzanine Debt(7)	17.4%
% of Mortgage Loans with Subordinate Debt(8)	19.0%
% of Mortgage Loans with Preferred Equity	3.3%
% of Mortgage Loans with Single Tenants	21.2%

(1)	Each of the 12 mortgage loans, representing approximately 48.0% of the initial pool balance, listed in the “Companion Loan Summary” table below has one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF or room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to four mortgage loans, representing approximately 22.3% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Companion Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which, in certain cases, may reflect a portfolio premium valuation).

(4)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 10 mortgage loans, representing approximately 29.0% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, the respective Maturity Date LTV Ratios were calculated using an “as stabilized” or “prospective as stabilized” appraised value assuming certain reserves were pre-funded instead of the related “as-is” appraised value. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 53.3%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

(5)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(6)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

(7)	The Worldwide Plaza, Olympic Tower and Long Island Prime Portfolio - Uniondale mortgage loans have additional existing subordinate mezzanine loans held by certain limited liability companies owned by certain individuals who also own an indirect interest in the borrowers. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

(8)	The Worldwide Plaza, Olympic Tower and Starwood Lodging Hotel Portfolio mortgage loans have one or more subordinate companion loans that is generally subordinate in right of payment to the respective related mortgage loans (the “Worldwide Plaza Subordinate Companion Loans”, the “Olympic Tower Subordinate Companion Loans” and the “Starwood Lodging Hotel Portfolio Subordinate Companion Loan”). The Worldwide Plaza Subordinate Companion Loans, evidenced by note B-1-S and note B-2-S, have an aggregate outstanding principal balance of $323,714,000 as of the Cut-off Date, and are anticipated to be contributed to the WPT 2017-WWP securitization transaction. The Olympic Tower Subordinate Companion Loans, evidenced by note B-1, note B-2 and note B-3, have an aggregate outstanding principal balance of $149,000,000 as of the Cut-off Date, and were contributed to the OT 2017-OT securitization transaction. The Starwood Lodging Hotel Portfolio Subordinate Companion Loan, evidenced by note B, has an aggregate outstanding principal balance of $467,314,737 as of the Cut-off Date, and was contributed to the GSMS 2017-SLP securitization transaction. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Lead Manager and Sole Bookrunner:	Goldman Sachs & Co. LLC

Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC

Depositor:	GS Mortgage Securities Corporation II

Initial Pool Balance:	$1,020,392,386

Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Certificate Administrator:	Wells Fargo Bank, National Association

Trustee:	Wilmington Trust, National Association

Operating Advisor:	Pentalpha Surveillance LLC

Asset Representations Reviewer:	Pentalpha Surveillance LLC

U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of November 6, 2017

Closing Date:	November 30, 2017

Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in November 2017 (or, in the case of any mortgage loan that has its first due date in December 2017, the date that would have been its due date in November 2017 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 6th day of each month or next business day, commencing in December 2017

Distribution Date:	The 4th business day after the Determination Date, commencing in December 2017

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	November 2050

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to each class of Class X certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$1,020,392,386 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 36 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,020,392,386 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $28,344,233 and are secured by 200 mortgaged properties located throughout 35 states and Cabo San Lucas, Mexico

—	LTV: 57.1% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.30x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 11.9% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB / A-BP

■	Loan Structural Features:

—	Amortization: 47.8% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:

–	44.6% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

–	3.2% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity

—	Hard Lockboxes: 68.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 77.5% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.10x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 23 mortgage loans representing 52.3% of the Initial Pool Balance

–	Insurance: 14 mortgage loans representing 25.8% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 25 mortgage loans representing 58.1% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 15 mortgage loans representing 47.1% of the portion of the Initial Pool Balance that is secured by office, mixed use, industrial and retail properties only

—	Predominantly Defeasance: 79.0% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 31.2% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 27.6% of the mortgaged properties by allocated Initial Pool Balance are retail properties (13.4% are anchored retail properties)

—	Hospitality: 22.0% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Mixed Use: 8.3% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Self Storage: 6.4% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

■	Geographic Diversity: The 200 mortgaged properties are located throughout 35 states and Cabo San Lucas, Mexico with only two states having greater than 10.0% of the allocated Initial Pool Balance: California (36.1%), New York (20.7%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	36	200	$1,020,392,386	100.0%
Total	36	200	$1,020,392,386	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Room	Cut-off Date Balance Per SF / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Worldwide Plaza	$100,000,000	9.8%	Office	2,049,553	$301	3.77x	14.2%	35.4%
Residence Inn Anaheim	78,500,000	7.7	Hospitality	294	$267,007	1.68x	11.6%	63.8%
Spectrum Office Portfolio	70,000,000	6.9	Office	446,313	$157	2.12x	9.8%	58.8%
Life Time Fitness Portfolio	57,000,000	5.6	Retail	231,666	$246	1.60x	10.1%	63.9%
Starwood Lodging Hotel Portfolio	50,000,000	4.9	Hospitality	10,576	$31,457	5.63x	30.1%	28.6%
Bass Pro & Cabela’s Portfolio	47,500,000	4.7	Retail	1,896,527	$103	2.72x	12.8%	50.4%
Loma Linda	47,500,000	4.7	Office	327,614	$389	2.56x	9.5%	59.3%
Olympic Tower	44,000,000	4.3	Mixed Use	525,372	$1,163	2.70x	11.2%	32.2%
The Triangle	41,250,000	4.0	Retail	204,523	$202	1.57x	9.9%	74.1%
Westin Palo Alto	40,000,000	3.9	Hospitality	184	$451,087	1.63x	11.3%	60.5%
Top 10 Total / Wtd. Avg.	$575,750,000	56.4%				2.66x	13.0%	51.8%
Remaining Total / Wtd. Avg.	444,642,386	43.6				1.83x	10.4%	63.8%
Total / Wtd. Avg.	$1,020,392,386	100.0%				2.30x	11.9%	57.1%

Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Loan Cut- off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Worldwide Plaza	$100,000,000	9.8%	7	$516,286,000	$323,714,000	$940,000,000	WPT 2017-WWP	Wells	Cohen(2)
Starwood Lodging Hotel Portfolio	50,000,000	4.9%	2	$282,685,263	$467,314,737	$800,000,000	GSMS 2017-SLP	Wells	Wells
Bass Pro & Cabela’s Portfolio	47,500,000	4.7%	8	$147,400,000		$194,900,000	GSMS 2017-GS8	Wells	Midland
Loma Linda	47,500,000	4.7%	1	$80,000,000		$127,500,000	GSMS 2017-GS7	Wells	Rialto
Olympic Tower	44,000,000	4.3%	10	$567,000,000	$149,000,000	$760,000,000	OT 2017-OT	KeyBank	KeyBank
Westin Palo Alto	40,000,000	3.9%	1	$43,000,000		$83,000,000	LSTAR 2017-5	Wells	Hudson(3)
Long Island Prime Portfolio - Uniondale	33,770,000	3.3%	3	$164,180,000		$197,950,000	GSMS 2017-GS7	Wells	Rialto
90 Fifth Avenue	33,750,000	3.3%	2	$70,750,000		$104,500,000	GSMS 2017-GS7	Wells	Rialto
Petco Corporate Headquarters	30,500,000	3.0%	1	$41,000,000		$71,500,000	GSMS 2017-GS7	Wells	Rialto
Cabela’s Industrial Portfolio	28,400,000	2.8%	3	$42,600,000		$71,000,000	GSMS 2017-GS8	Wells	Midland
Shops at Boardman	19,600,000	1.9%	1	$23,000,000		$42,600,000	GSMS 2017-GS7	Wells	Rialto
Esperanza	15,000,000	1.5%	1	$25,000,000		$40,000,000	(4)	(4)	(4)

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan and senior in right of payment to any related subordinate companion loan.

(2)	The special servicer for WPT 2017-WWP is expected to be Cohen Financial Services, a Division of SunTrust Bank.

(3)	The special servicer for LSTAR 2017-5 is Hudson Americas L.P.

(4)	The Esperanza mortgage loan has one pari passu companion loan with an aggregate outstanding principal balance of $25,000,000 that is currently held by Goldman Sachs Bank USA (“GS Bank”), and is expected to be contributed to one or more future securitization trusts. The Esperanza Whole Loan will initially be master serviced and, if necessary, specially serviced, by the master servicer and special servicer for this securitization. Upon the securitization of the note A-2 Esperanza companion loan held by GS Bank, the Esperanza Whole Loan is expected to be serviced by the master servicer and, if necessary, the special servicer, under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Esperanza Whole Loan). Neither the master servicer nor the special servicer for such securitization have been identified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)	Cut-off Date Mortgage Loan LTV Ratio	Cut- off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR(1)
Worldwide Plaza	$100,000,000	$260,000,000	$1,200,000,000	3.9838%	35.4%	69.0%	3.77x	1.75x
Olympic Tower	$44,000,000	$240,000,000	$1,000,000,000	4.2050%	32.2%	52.6%	2.70x	1.55x
Long Island Prime Portfolio - Uniondale	$33,770,000	$45,970,000	$243,920,000	5.4159%	61.9%	76.2%	2.49x	1.66x

(1)	Calculated including the mezzanine debt. The Total Debt Interest Rates to full precision for Worldwide Plaza, Olympic Tower and Long Island Prime Portfolio – Uniondale are 3.98375000000667%, 4.2050000012% and 5.4158750819941%, respectively.

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Worldwide Plaza	New York	New York	Office	$100,000,000	9.8%	COMM 2013-WWP
Westin Palo Alto	Palo Alto	California	Hospitality	$40,000,000	3.9%	LSTAR 2017-5
90 Fifth Avenue	New York	New York	Mixed Use	$33,750,000	3.3%	JPMCC 2005-CB11
Shops at Boardman	Boardman	Ohio	Retail	$19,600,000	1.9%	JPMCC 2007-CB19, JPMCC 2007-LD11
Colonia Verde	Tucson	Arizona	Retail	$17,800,000	1.7%	BSCMS 2007-PW15
1301 University Avenue	Minneapolis	Minnesota	Multifamily	$16,444,538	1.6%	CMLT 2008-LS1
Michaels Plaza	Riverside	California	Retail	$13,300,000	1.3%	MSC 2007-IQ16
6502-6530 South Academy Boulevard	Colorado Springs	Colorado	Retail	$7,350,000	0.7%	MLCFC 2007-9

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	11	$318,720,000	31.2%	2.75x	52.8%	11.6%
General Suburban	7	129,600,000	12.7	2.24x	61.8%	10.8%
CBD	1	100,000,000	9.8	3.77x	35.4%	14.2%
Medical	1	47,500,000	4.7	2.56x	59.3%	9.5%
Suburban Flex	2	41,620,000	4.1	2.12x	58.8%	9.8%
Retail	30	$281,727,848	27.6%	1.76x	65.0%	10.2%
Anchored	8	136,457,848	13.4	1.56x	70.9%	9.6%
Single Tenant Retail	19	109,670,000	10.7	2.10x	57.5%	11.2%
Shadow Anchored	2	19,850,000	1.9	1.53x	70.1%	9.7%
Unanchored	1	15,750,000	1.5	1.46x	59.5%	9.4%
Hospitality	143	$224,750,000	22.0%	2.74x	54.1%	16.7%
Extended Stay	33	101,128,250	9.9	2.34x	58.0%	14.9%
Full Service	5	91,913,000	9.0	2.18x	58.5%	14.0%
Limited Service	95	26,054,125	2.6	5.63x	28.6%	30.1%
Select Service	10	5,654,625	0.6	5.63x	28.6%	30.1%
Mixed Use	3	$84,950,000	8.3%	2.08x	45.5%	9.0%
Office/Retail	2	77,750,000	7.6	2.16x	43.4%	9.2%
Multifamily/Retail	1	7,200,000	0.7	1.20x	67.7%	7.8%
Self Storage	9	$65,400,000	6.4%	1.32x	68.4%	8.3%
Industrial – Warehouse/Distribution	3	$28,400,000	2.8%	2.49x	53.4%	12.8%
Multifamily – Student Housing	1	$16,444,538	1.6%	1.31x	66.3%	8.6%
Total/Avg. /Wtd. Avg.	200	$1,020,392,386	100.0%	2.30x	57.1%	11.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	13	$368,390,063	36.10%	$881,660,000	12.3%	$56,301,926	13.5%
New York	5	211,520,000	20.73	4,140,000,000	57.6	187,252,374	44.9
Texas	38	65,873,016	6.46	359,600,000	5.0	27,475,582	6.6
Pennsylvania	11	54,238,516	5.32	140,050,000	1.9	10,048,241	2.4
Minnesota	13	35,424,068	3.47	187,350,000	2.6	15,438,179	3.7
Washington	1	35,000,000	3.43	53,000,000	0.7	4,119,646	1.0
Arizona	4	34,264,563	3.36	66,690,000	0.9	4,218,174	1.0
New Jersey	3	26,123,172	2.56	37,230,000	0.5	2,064,171	0.5
Ohio	17	25,488,624	2.50	155,000,000	2.2	11,512,098	2.8
Colorado	6	20,175,317	1.98	86,110,000	1.2	6,385,468	1.5
Nevada	3	18,442,313	1.81	43,550,000	0.6	3,311,942	0.8
Mexico	1	15,000,000	1.47	101,000,000	1.4	9,601,010	2.3
Indiana	7	14,152,265	1.39	67,900,000	0.9	5,581,385	1.3
Tennessee	4	13,402,438	1.31	32,750,000	0.5	2,989,414	0.7
Virginia	3	13,258,063	1.30	29,320,000	0.4	2,246,954	0.5
Wisconsin	5	12,166,750	1.19	84,200,000	1.2	7,015,717	1.7
Utah	2	11,633,207	1.14	67,500,000	0.9	4,108,238	1.0
West Virginia	1	9,960,000	0.98	46,600,000	0.6	3,271,839	0.8
Florida	2	5,410,467	0.53	44,150,000	0.6	3,230,716	0.8
Illinois	16	5,095,500	0.50	108,600,000	1.5	10,054,095	2.4
Connecticut	5	4,012,500	0.39	87,700,000	1.2	8,485,177	2.0
Kansas	6	3,881,630	0.38	50,600,000	0.7	4,239,851	1.0
South Carolina	1	2,851,462	0.28	23,250,000	0.3	1,522,423	0.4
Michigan	6	2,672,000	0.26	59,000,000	0.8	5,051,886	1.2
North Dakota	7	2,268,125	0.22	50,400,000	0.7	4,714,101	1.1
Alabama	1	2,022,832	0.20	16,400,000	0.2	959,058	0.2
Kentucky	2	1,704,375	0.17	35,900,000	0.5	3,282,522	0.8
Idaho	2	1,518,000	0.15	34,100,000	0.5	3,121,202	0.7
Louisiana	2	1,300,500	0.13	28,400,000	0.4	2,940,034	0.7
Missouri	3	980,938	0.10	21,000,000	0.3	2,063,502	0.5
New Mexico	1	510,438	0.05	10,300,000	0.1	1,186,907	0.3
Oklahoma	3	492,750	0.05	10,300,000	0.1	702,407	0.2
Iowa	2	395,063	0.04	9,000,000	0.1	913,944	0.2
Arkansas	1	315,125	0.03	6,000,000	0.1	604,782	0.1
Nebraska	2	248,563	0.02	5,600,000	0.1	547,200	0.1
Montana	1	199,750	0.02	3,800,000	0.1	337,051	0.1
Total	200	$1,020,392,386	100.0%	$7,184,010,000	100.0%	$416,899,216	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5,170,000 - 10,000,000	7	$48,727,848	4.8%
10,000,001 - 20,000,000	11	169,394,538	16.6
20,000,001 - 30,000,000	4	93,500,000	9.2
30,000,001 - 40,000,000	5	173,020,000	17.0
40,000,001 - 50,000,000	5	230,250,000	22.6
50,000,001 - 70,000,000	2	127,000,000	12.4
70,000,001 - 80,000,000	1	78,500,000	7.7
80,000,001 - 100,000,000	1	100,000,000	9.8
Total	36	$1,020,392,386	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.30	4	$57,100,000	5.6%
1.31 - 1.40	5	76,694,538	7.5
1.41 - 1.50	4	77,750,000	7.6
1.51 - 1.60	4	127,520,000	12.5
1.61 - 2.00	7	187,107,848	18.3
2.01 - 2.40	3	113,800,000	11.2
2.41 - 3.00	6	215,420,000	21.1
3.01 - 5.63	3	165,000,000	16.2
Total	36	$1,020,392,386	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	14	$533,140,000	52.2%
Interest Only, Then Amortizing(2)	19	454,870,000	44.6
Amortizing (30 Years)	2	26,132,386	2.6
Amortizing (20 Years)	1	6,250,000	0.6
Total	36	$1,020,392,386	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	16	$697,220,000	68.3%
Springing	17	243,327,848	23.8
Soft Springing Hard	1	50,000,000	4.9
Soft	1	16,444,538	1.6
None	1	13,400,000	1.3
Total	36	$1,020,392,386	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
28.6 - 30.0	1	$50,000,000	4.9%
30.1 - 40.0	3	159,000,000	15.6
40.1 - 50.0	1	14,250,000	1.4
50.1 - 60.0	8	261,370,000	25.6
60.1 - 65.0	6	246,020,000	24.1
65.1 - 70.0	9	153,144,538	15.0
70.1 - 75.0	8	136,607,848	13.4
Total	36	$1,020,392,386	100.0%
(1) See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
27.3 - 30.0	1	$50,000,000	4.9%
30.1 - 40.0	4	165,250,000	16.2
40.1 - 50.0	1	14,250,000	1.4
50.1 - 55.0	9	272,864,538	26.7
55.1 - 60.0	8	259,337,848	25.4
60.1 - 65.0	9	198,970,000	19.5
65.1 - 69.5	4	59,720,000	5.9
Total	36	$1,020,392,386	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	19	$558,764,538	54.8%
Acquisition	15	377,377,848	37.0
Recapitalization	2	84,250,000	8.3
Total	36	$1,020,392,386	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.590 - 3.750	2	$147,500,000	14.5%
3.751 - 4.000	2	58,250,000	5.7
4.001 - 4.250	2	43,000,000	4.2
4.251 - 4.500	12	369,027,848	36.2
4.501 - 4.750	13	339,920,000	33.3
4.751 - 4.972	5	62,694,538	6.1
Total	36	$1,020,392,386	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.5 - 7.0	1	$33,750,000	3.3%
7.1 - 9.0	8	114,194,538	11.2
9.1 - 10.0	11	287,290,000	28.2
10.1 - 11.0	4	92,487,848	9.1
11.1 - 12.0	4	197,500,000	19.4
12.1 - 13.0	4	123,920,000	12.1
13.1 - 16.0	1	100,000,000	9.8
16.1 - 30.1	3	71,250,000	7.0
Total	36	$1,020,392,386	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.3 - 7.0	1	$33,750,000	3.3%
7.1 - 8.0	4	57,100,000	5.6
8.1 - 9.0	8	104,114,538	10.2
9.1 - 10.0	11	332,757,848	32.6
10.1 - 11.0	5	225,900,000	22.1
11.1 - 13.0	3	95,520,000	9.4
13.1 - 26.2	4	171,250,000	16.8
Total	36	$1,020,392,386	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	2	$85,850,000	8.4%
24	5	$59,200,000	5.8%
36	2	$63,950,000	6.3%
48	2	$33,550,000	3.3%
60	8	$212,320,000	20.8%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	2	$72,700,000	7.1%
120	34	947,692,386	92.9
Total	36	$1,020,392,386	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59	2	$72,700,000	7.1%
111 - 120	34	947,692,386	92.9
Total	36	$1,020,392,386	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	14	$533,140,000	52.2%
240	1	6,250,000	0.6
360	21	481,002,386	47.1
Total	36	$1,020,392,386	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	14	$533,140,000	52.2%
240	1	6,250,000	0.6
357 - 360	21	481,002,386	47.1
Total	36	$1,020,392,386	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	28	$805,704,538	79.0%
Yield Maintenance or Defeasance	4	133,250,000	13.1
Yield Maintenance	4	81,437,848	8.0
Total	36	$1,020,392,386	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	23	$533,922,386	52.3%
Replacement Reserves(1)	25	$593,022,386	58.1%
TI/LC(2)	15	$336,427,848	47.1%
Insurance	14	$263,282,386	25.8%
(1) Includes mortgage loans with FF&E reserves.
(2) Percentage of total retail, office, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Starwood Lodging Hotel Portfolio	Hospitality	$50,000,000	4.9%	59	5.63x	30.1%	28.6%
One Allen Center	Office	$22,700,000	2.2%	59	1.60x	9.7%	71.8%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions	On each Distribution Date, funds available for distribution from the mortgage loans, net of (i) specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer, and (ii) any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority:

1.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class X-A, Class X-BP and Class X-B certificates, in respect of interest, concurrently, as follows:

(a) to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, from the portion of funds available for distribution attributable to the Group 1 Assets for such Distribution Date, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes;

(b) to the Class A-BP certificates, from the portion of funds available for distribution attributable to the BP Freely Prepayable Note in asset group 2 for such Distribution Date, up to an amount equal to the interest entitlement for that class; and

(c) to the Class X-A, Class X-BP and Class X-B certificates, from the portion of funds available for distribution attributable to all of the mortgage loans for such Distribution Date, without regard to asset groups, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.

However, if on any Distribution Date, the funds available for distribution are insufficient to pay in full the total amount of interest to be paid to any of the classes described above, the funds available for distribution will be allocated among all those classes up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes, without regard to asset groups.

2.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-BP certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:

(a) to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, to the extent of funds allocable to principal attributable to the Group 1 Assets and, after certificate balance of the Class A-BP certificates has been reduced to zero, the remaining funds allocable to principal attributable to the BP Freely Prepayable Note in asset group 2, as follows: (i) to the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex E to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-AB in clause (i) above, then (iii) to the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-2 in clause (iii) above, and then (v) to the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-4 in clause (v) above.

(b) to the Class A-BP certificates, to the extent of funds allocable to principal attributable to the BP Freely Prepayable Note in asset group 2 and, after the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero, the remaining funds attributable to the Group 1 Assets until the certificate balance of the Class A-BP certificates has been reduced to zero.

However, if the certificate balances of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-BP certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal to the certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-BP certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-AB scheduled principal balance or asset groups).

3.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-BP certificates: first, to reimburse the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-BP certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, and second, interest on that amount at the pass-through rate for such class.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-BP certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions
(continued)	5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

	6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.	Class E-RR certificates: (i) first, to interest on the Class E-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E-RR certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

	9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class X-A, Class X-BP, Class X-B, Class A-S, Class B, Class C, Class D, Class X-D and Class E-RR certificates are paid all amounts to which they are entitled, the remaining funds available for distribution to the certificates will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F-RR, Class G-RR and Class H-RR certificates, sequentially, in that order in a manner analogous to the Class E-RR certificates, until the certificate balance of each such class is reduced to zero.

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR, Class G-RR and Class H-RR certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to such class of certificates on such Distribution Date. On each Distribution Date, any such loss realized on the mortgage loans will be applied to such classes of certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H-RR certificates, then to the Class G-RR certificates; then, to the Class F-RR certificates; then, to the Class E-RR certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-BP certificates, based on their then current respective certificate balances. The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the Related Certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums
and Yield Maintenance
Charges	On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class A-S certificates, and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”) of the Class X-B, Class B, Class C and Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates in such YM Group in the following manner: (A) each class of certificates (other than the Class X certificates) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class A-BP, Class X-BP, Class X-D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans	The Worldwide Plaza, Starwood Lodging Hotel Portfolio, Loma Linda, Olympic Tower, Westin Palo Alto, Long Island Prime Portfolio – Uniondale, 90 Fifth Avenue, Petco Corporate Headquarters and Shops at Boardman mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The Esperanza mortgage loan will become a “non-serviced loan” upon the securitization of the Esperanza controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Companion Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan that would otherwise be allocable to the certificates will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Class R certificates) then outstanding (i.e., first, to the Class H-RR certificates, then to the Class G-RR certificates, then to the Class F-RR certificates, then to the Class E-RR certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-BP, Class X-A, Class X-BP and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class E-RR certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /
Controlling Class
Representative	The “Directing Holder” will be (a) with respect to any serviced mortgage loan (other than the Esperanza mortgage loan) and any related serviced companion loan, the Controlling Class Representative, and (b) with respect to the Esperanza Whole Loan, (i) until the securitization of the Esperanza controlling companion loan, the holder of the Esperanza controlling companion loan, and (ii) upon the securitization of the Esperanza controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the voting rights of the controlling class (by certificate principal balance). The controlling class is the most subordinate class of the Class H-RR certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class H-RR is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that KKR Real Estate Credit Opportunity Partners Aggregator I L.P., or its affiliate, is expected to purchase the Class E-RR, Class F-RR, Class G-RR and Class H-RR certificates, and, on the Closing Date, is expected to appoint itself (or its affiliate) to be the initial Controlling Class Representative.

The initial Directing Holder for the Esperanza Whole Loan is anticipated to be GS Bank, as the holder of the Esperanza controlling companion loan.

Control/Consultation
Rights	The Directing Holder will have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists.

A “Control Termination Event” will occur with respect to any serviced mortgage loan (other than the Esperanza mortgage loan) and any related serviced companion loan, when the Class E-RR certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan (other than the Esperanza mortgage loan) and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan (other than the Esperanza mortgage loan) and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

A “Consultation Termination Event” will occur with respect to any serviced mortgage loan (other than the Esperanza mortgage loan) and any related serviced companion loan, when the Class E-RR certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related intercreditor agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the GSMS 2017-GS8 pooling and servicing agreement (referred to as the “GSMS 2017-GS8 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the GSMS 2017-GS8 PSA. See “Companion Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The Worldwide Plaza mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000, represents approximately 9.8% of the Initial Pool Balance, and has seven related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $516,286,000, including (i) two related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $381,286,000, which are anticipated to be contributed to the WPT 2017-WWP securitization trust, (ii) four related pari passu companion loans with an outstanding principal balance as of the Cut-off Date of $100,000,000, which are held by Deutsche Bank AG, acting through its New York Branch and are anticipated to be contributed to one or more securitization trusts, (iii) one related pari passu companion loan with an aggregate outstanding principal balance as of the Cut-off Date of $35,000,000, which is not included in the issuing entity, is currently held by Goldman Sachs Mortgage Company (“GSMC”), and is expected to be contributed to one or more future securitization trusts, and (v) two subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $323,714,000, which are anticipated to be contributed to the WPT 2017-WWP securitization trust. The Worldwide Plaza subordinate companion loans are generally subordinate in right of payment to the Worldwide Plaza mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Worldwide Plaza Whole Loan”. The Worldwide Plaza Whole Loan will be serviced by the WPT 2017-WWP master servicer and, if and to the extent necessary, the WPT 2017-WWP special servicer, under the WPT 2017-WWP trust and servicing agreement (referred to as the “WPT 2017-WWP TSA” in this Term Sheet).

The Starwood Lodging Hotel Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $50,000,000, represents approximately 4.9% of the Initial Pool Balance, and has (i) one related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $257,685,263, which was contributed to the GSMS 2017-SLP securitization trust, (ii) one related pari passu companion loans with an outstanding principal balance as of the Cut-off Date of $25,000,000, which is currently held by GSMC and is expected to be contributed to one or more securitization trusts and (iii) one subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $467,314,737, which was contributed to the GSMS 2017-SLP securitization trust. The Starwood Lodging Hotel Portfolio subordinate companion loans is generally subordinate in right of payment to the Starwood Lodging Hotel Portfolio mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Starwood Lodging Hotel Portfolio Whole Loan”. The Starwood Lodging Hotel Portfolio Whole Loan will be serviced by the GSMS 2017-SLP master servicer and, if and to the extent necessary, the GSMS 2017-SLP special servicer, under the GSMS 2017-SLP trust and servicing agreement (referred to as the “GSMS 2017-SLP TSA” in this Term Sheet).

The Bass Pro & Cabela’s Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $47,500,000 (evidenced by note A-1(A-CP) with an outstanding principal balance as of the Cut-off Date of $37,500,000 and note A-1(A-NCP) with an outstanding principal balance as of the Cut-off Date of $10,000,000), represents approximately 4.7% of the Initial Pool Balance, and has eight related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $147,400,000. The non-controlling note A-1(B-CP) has an outstanding principal balance as of the Cut-off Date of $30,460,000 is held by Goldman Sachs Commercial Real Estate (“GSCRE”) and is expected to be contributed to one or more future securitization trusts. The non-controlling note A-2 has an outstanding principal balance as of the Cut-off Date of $58,470,000, is currently held by Wells Fargo Bank, National Association and is expected to be contributed to one or more future securitization trusts. The non-controlling note A-3(A-CP) has an outstanding principal balance as of the Cut-off Date of $20,000,000, is currently held by UBS AG, by and through its Branch Office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) and is anticipated to be contributed to the UBS 2017-C5 securitization trust. The non-controlling notes A-3(B-CP), A-3(C-CP), A-3(D-NCP), A-3(E-NCP) and A-3(F-NCP) have an aggregate outstanding principal balance as of the Cut-off Date of $38,470,000, are currently held by UBS AG and are expected to be contributed to one or more future securitization trusts. The Bass Pro & Cabela’s Portfolio mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “Bass Pro & Cabela’s Portfolio Whole Loan”. The Bass Pro & Cabela’s Portfolio Whole Loan will be serviced by the GSMS 2017-GS8 master servicer and, if and to the extent necessary, the GSMS 2017-GS8 special servicer under the GSMS 2017-GS8 PSA and the related co-lender agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans
(continued)	The Loma Linda mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $47,500,000, represents approximately 4.7% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $80,000,000, that was contributed to the GSMS 2017-GS7 securitization trust. The Loma Linda mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “Loma Linda Whole Loan”. The Loma Linda Whole Loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 pooling and servicing agreement (referred to as the “GSMS 2017-GS7 PSA” in this Term Sheet) and the related co-lender agreement.

The Olympic Tower mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $44,000,000, represents approximately 4.3% of the Initial Pool Balance, and has (i) three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $331,000,000, which were contributed to the OT 2017-OT securitization trust, (ii) three related pari passu companion loans with an outstanding principal balance as of the Cut-off Date of $80,000,000, which were contributed to the DBJPM 2017-C6 securitization trust, (iii) two related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $60,000,000, and were contributed to the CD 2017-CD5 securitization trust, (iv) one related pari passu companion loan with an aggregate outstanding principal balance as of the Cut-off Date of $56,000,000, which was contributed to the BANK 2017-BNK5 securitization trust, (v) one related pari passu companion loan with an aggregate outstanding principal balance as of the Cut-off Date of $40,000,000, which was contributed to the GSMS 2017-GS7 securitization trust, and (v) three subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $149,000,000, which were contributed to the OT 2017-OT securitization trust. The Olympic Tower subordinate companion loans are generally subordinate in right of payment to the Olympic Tower mortgage loan and the related pari passu companion loans to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus and are collectively referred to in this Term Sheet as the “Olympic Tower Whole Loan”. The Olympic Tower Whole Loan is being serviced by the OT 2017-OT master servicer and, if and to the extent necessary, the OT 2017-OT special servicer, under the OT 2017-OT trust and servicing agreement (referred to as the “OT 2017-OT TSA” in this Term Sheet).

The Westin Palo Alto mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $40,000,000, represents approximately 3.9% of the Initial Pool Balance and has one related pari passu companion loan. The non-controlling note A-1 has an outstanding principal balance as of the Cut-off Date of $43,000,000, and was contributed to the LSTAR 2017-5 securitization trust. The Westin Palo Alto mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “Westin Palo Alto Whole Loan”. The Westin Palo Alto Whole Loan will be serviced by the LSTAR 2017-5 master servicer and, if and to the extent necessary, the LSTAR 2017-5 special servicer under the LSTAR 2017-5 pooling and servicing agreement (referred to as the “LSTAR 2017-5 PSA” in this Term Sheet) and the related co-lender agreement.

The Cabela’s Industrial Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $28,400,000, represents approximately 2.8% of the Initial Pool Balance, and has three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $42,600,000. The non-controlling note A-2 has an outstanding principal balance as of the Cut-off Date of $21,300,000 is held by Wells Fargo Bank, National Association and is expected to be contributed to the BANK 2017-BNK8 securitization trust. The non-controlling note A-3(A) and note A-3(B) have an aggregate outstanding principal balance as of the Cut-off Date of $21,300,000, are currently held by UBS AG and are expected to be contributed to the UBS 2017-C5 securitization trust. The Cabela’s Industrial Portfolio mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “Cabela’s Industrial Portfolio Whole Loan”. The Cabela’s Industrial Portfolio Whole Loan will be serviced by the GSMS 2017-GS8 master servicer and, if and to the extent necessary, the GSMS 2017-GS8 special servicer under the GSMS 2017-GS8 PSA and the related co-lender agreement.

The Esperanza mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $15,000,000, represents approximately 1.5% of the Initial Pool Balance, and has one related pari passu controlling companion loan with an outstanding principal balance as of the Cut-off Date of $25,000,000, that is currently held by GS Bank, and is expected to be contributed to one or more future securitization trusts. The Esperanza mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “Esperanza Whole Loan”. The Esperanza Whole Loan will be serviced under the GSMS 2017-GS8 PSA and the related co-lender agreement. Upon the contribution of the Esperanza controlling companion loan into another securitization, the Esperanza Whole Loan is expected to be serviced by the master servicer and, if and to the extent necessary, the special servicer, under the related pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans
(continued)	The Long Island Prime Portfolio - Uniondale mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $33,770,000, represents approximately 3.3% of the Initial Pool Balance, and has three related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $164,180,000. The controlling note A-1-1 has an outstanding principal balance as of the Cut-off Date of $85,000,000 and was contributed to the GSMS 2017-GS7 securitization trust. The non-controlling note A-2-1 has an outstanding principal balance as of the Cut-off Date of $50,000,000 and was contributed to the WFCM 2017-C39 securitization trust. The non-controlling note A-2-2 has an outstanding principal balance as of the Cut-off Date of $29,180,000 and was contributed to the CGCMT 2017-P8 securitization trust. The Long Island Prime Portfolio - Uniondale mortgage loan and the related companion loans are collectively referred to in this Term Sheet as the “Long Island Prime Portfolio - Uniondale Whole Loan”. The Long Island Prime Portfolio - Uniondale Whole Loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 PSA and the related co-lender agreement.

The 90 Fifth Avenue mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $33,750,000, represents approximately 3.3% of the Initial Pool Balance, and has (i) one related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $37,000,000, and was contributed to the GSMS 2017-GS7 securitization trust and (ii) one related pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $33,750,000, that is currently held by GSMC, and is expected to be contributed to one or more future securitization trusts. The 90 Fifth Avenue mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “90 Fifth Avenue Whole Loan”. The 90 Fifth Avenue Whole Loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 PSA and the related co-lender agreement.

The Petco Corporate Headquarters mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $30,500,000, represents approximately 3.0% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $41,000,000, and was contributed to the GSMS 2017-GS7 securitization trust. The Petco Corporate Headquarters mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “Petco Corporate Headquarters Whole Loan”. The Petco Corporate Headquarters Whole Loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 PSA and the related co-lender agreement.

The Shops at Boardman mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $19,600,000, represents approximately 1.9% of the Initial Pool Balance, and has one related pari passu companion loan with an outstanding principal balance as of the Cut-off Date of $23,000,000, that was contributed to the GSMS 2017-GS7 securitization trust. The Shops at Boardman mortgage loan and the related companion loan are collectively referred to in this Term Sheet as the “Shops at Boardman Whole Loan”. The Shops at Boardman Whole Loan will be serviced by the GSMS 2017-GS7 master servicer and, if and to the extent necessary, the GSMS 2017-GS7 special servicer under the GSMS 2017-GS7 PSA and the related co-lender agreement.

For more information regarding the Whole Loans, see “Summary of Terms—Whole Loans” and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the GSMS 2017-GS78 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the applicable special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of
Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer (other than with respect to the non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Quorum, or (b) more than 50% of the voting rights of each ABS Interest of Non-Reduced Interests vote affirmatively to so replace the special servicer. A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates).

If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days of after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that (i) evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all certificates (other than the Class X and Class R certificates) on an aggregate basis, and (ii) consist of at least 3 certificateholders or certificate owners that are not affiliated with each other).

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced whole loan certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicers. Within any prior 12 month period, all excess modification fees earned by the master servicer or by a special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) a control termination event has occurred and is continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Asset Representations
Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan and the mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. “Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the mortgage loan seller that settles the related mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ABS Interest”: Any class of certificates (excluding Class R)

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than seven months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as complete,” “as stabilized,” “as repaired,” “hypothetical,” “prospective as-is”, “value upon completion”, “as renovated” or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “prospective as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“CBD”: Central business district.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 15 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Roberts & Holland 11/30/17
Cravath, Swaine & Moore LLP 8/31/24
Rubenstein Associates, Inc. 4/30/31
Rubenstein Associates, Inc. 4/30/31
M. Shanken Communications 3/31/25
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
CBS Broadcasting Inc. 1/31/27
Prometheus Global Media, LLC 11/30/25
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Cravath, Swaine & Moore LLP 8/31/24
Nomura Holding America Inc. 9/30/33
Cravath, Swaine & Moore LLP 8/31/24
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
WNET.org and THIRTEEN 8/31/26
WNET.org and THIRTEEN 8/31/26
WEBMD LLC 8/31/21
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Mechanical Floor
WEBMD LLC 8/31/21
M. Shanken Communications 3/31/25
Cravath, Swaine & Moore LLP 8/31/24
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
West Lobby (Multi-T)
Cravath, Swaine & Moore LLP 8/31/24
Building Storage
South Lobby (Nomura)
Cravath, Swaine & Moore LLP 8/31/24
East Lobby (Cravath)
Nomura Holding America Inc. 9/30/33
Nomura Holding America Inc. 9/30/33
Building Storage
WNET.org and THIRTEEN 8/31/26
BUILDING STORAGE
LOBBY
2016-2020
2020-2030
2030+
MECHANICAL

WEST 50TH STREET
NINTH AVENUE
EIGHTH AVENUE
WEST 49TH STREET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
LINCOLN SQUARE
Fordham University Law School
Central Park
Columbus Circle
The Shops at Columbus Circle
Time Warner Center
Mt Sinai West Hospital
Carnegie Hall
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Two Worldwide Plaza
Museum of Modern Art (MOMA)
Radio City Music Hall
RCA Building
ROCKEFELLER CENTER
TIMES SQUARE
Port Authority Bus Terminal
Bank of America Tower
W 60TH STREET
W 59TH STREET
W 58TH STREET
W 57TH STREET
W 56TH STREET
W 55TH STREET
W 54TH STREET
W 53RD STREET
W 52ND STREET
W 50TH STREET
W 49TH STREET
W 48TH STREET
W 47TH STREET
W 41ST STREET
NINTH AVENUE
EIGHTH AVENUE
BROADWAY
SEVENTH AVENUE
SIXTH AVENUE
Upper West Side
Upper East Side
Midtown
Times Square
Astoria
Long Island City
Hoboken
New York
MANHATTAN
SoHo
Financial District
Jersey City
BROOKLYN
Hudson River
East River

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(3)		$100,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$300.69
Size (SF)	2,049,553	Percentage of Initial Pool Balance		9.8%
Total Occupancy as of 6/30/2017	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/30/2017	98.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1987 / 1996	Mortgage Rate		3.6045425532%
Appraised Value	$1,740,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$141,343,932	Escrows
Underwritten Expenses	$54,051,285
Underwritten Net Operating Income (NOI)	$87,292,647		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$85,021,775	Taxes	$0	$0
Cut-off Date LTV Ratio(1)(2)	35.4%	Insurance	$0	$0
Maturity Date LTV Ratio(1)(2)	35.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	3.88x / 3.77x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	14.2% / 13.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Total Debt	$1,200,494,924	81.9%	Repayment of Existing Debt	$983,098,561	67.0%
SL Green Equity	133,061,700	9.1	Proceeds to NY REIT & an affiliate of George Comfort & Sons	449,536,079	30.7
RXR Fund Equity	133,069,504	9.1	Closing Costs	33,991,488	2.3

Total Sources	$1,466,626,128	100.0%	Total Uses	$1,466,626,128	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Worldwide Plaza Senior Loans and excludes the Worldwide Plaza Subordinate Loans unless otherwise specified. See “—The Mortgage Loan” below.
(2)	The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are based on an appraised value of $1,740,000,000 that includes separate appraised values for the Office Tower ($1,620,000,000) and Amenity Parcel ($120,000,000). Based on the appraised value of the Office Tower, the Cut-off Date LTV Ratio and the Maturity Date LTV Ratio are both 38.0%.
(3)	The Cut-off Date Principal Balance represents the non-controlling note A-1-C1 of the $940,000,000 Worldwide Plaza Whole Loan. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “Worldwide Plaza Loan”) is part of a whole loan (the “Worldwide Plaza Whole Loan”) consisting of eight senior pari passu notes with an outstanding aggregate principal balance of $616,286,000 (the “Worldwide Plaza Senior Loans”) and two subordinate notes with an outstanding aggregate principal balance of $323,714,000 (the “Worldwide Plaza Subordinate Loans”). The Worldwide Plaza Whole Loan has an aggregate outstanding principal balance of $940,000,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in an office building in New York, New York (the “Office Tower”) and the pledge of loans, together with a collateral assignment of the mortgage securing such loans, held by an indirectly wholly-owned borrower affiliate relating to an adjacent amenities parcel (the “Amenity Parcel” and, together with the Office Tower, the “Worldwide Plaza Property”). The Worldwide Plaza Loan (evidenced by note A-1-C1), has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 9.8% of the Initial Pool Balance.

The Worldwide Plaza Whole Loan was originated by Goldman Sachs Mortgage Company on October 18, 2017. Subsequent to the origination date, 25% of the Worldwide Plaza Whole Loan was transferred to Deutsche Bank AG, New York Branch (“DBNY”). The Worldwide Plaza Whole Loan has an original principal balance of $940,000,000 and each note has an interest rate of 3.6045425532% per annum. The borrowers utilized the proceeds of the Worldwide Plaza Whole Loan to refinance existing debt on the Worldwide Plaza Property, return equity to the borrower sponsors and pay origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

The Worldwide Plaza Whole Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Worldwide Plaza Whole Loan requires interest only payments on each due date through the scheduled maturity date in November 2027. Voluntary prepayment of the Worldwide Plaza Whole Loan is prohibited prior to the due date in July 2027. At any time after the earlier to occur of (a) the third anniversary of the origination date of the Worldwide Plaza Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Worldwide Plaza Whole Loan is deposited, the Worldwide Plaza Whole Loan may be defeased in full with direct, non-callable obligations of the United States of America.

The following table outlines the eight pari passu senior notes and two subordinate notes of the Worldwide Plaza Whole Loan:

Note	Original Balance	Cut-off Date Balance	Note holder	Controlling Piece
Note A-1-S(1)	$327,214,500	$327,214,500	WPT 2017-WWP	No
Note A-2-S(1)	54,071,500	54,071,500	WPT 2017-WWP	No
Note B-1-S(1)	242,785,500	242,785,500	WPT 2017-WWP	Yes
Note B-2-S(1)	80,928,500	80,928,500	WPT 2017-WWP	Yes
Note A-1-C1	100,000,000	100,000,000	GSMS 2017-GS8	No
Note A-1-C2	35,000,000	35,000,000	GSMC	No
Note A-2-C1	30,000,000	30,000,000	DBNY	No
Note A-2-C2	30,000,000	30,000,000	DBNY	No
Note A-2-C3	20,000,000	20,000,000	DBNY	No
Note A-2-C4	20,000,000	20,000,000	DBNY	No
Total	$940,000,000	$940,000,000

(1)	Note A-1-S, note A-2-S, note B-1-S and note B-2-S are anticipated to be contributed to the WPT 2017-WWP securitization transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

The Worldwide Plaza total debt capital structure is shown below:

Worldwide Plaza Total Debt Capital Structure

Total Debt	Whole Loan	Loan Group	Tranche	Interest Rate	Cumulative Cut-off Date Balance	Cumulative Cut-off Date Balance Per SF	Cumulative Cut-off Date LTV[1]	Cumulative UW NOI / NCF Debt Yield[2]	Cumulative UW NOI / NCF DSCR[2]
Total Debt	Worldwide Plaza Whole Loan	Senior Loans	**Worldwide Plaza Loan** $100,000,000 *Note A-1-C1* **Worldwide Plaza Senior Companion Loans** *$516,286,000 Note A-1-S, Note A-2-S, Note A-1-C2, Note A-2-C1, Note A-2-C2, Note A-2-C3 and Note A-2-C4*	3.6045%[3]	$616,286,000	$301	35.4%	14.2% / 13.8%	3.88x / 3.77x
Total Debt	Worldwide Plaza Whole Loan	Subordinate Loans	**Worldwide Plaza Subordinate Loans** $323,714,000 *Note B-1-S and Note B-2-S*	3.6045%[3]	$940,000,000	$459	54.0%	9.3% / 9.0%	2.54x / 2.47x
Total Debt		Mezzanine Loans[4]	Worldwide Plaza Mezzanine Loan (First) $190,000,000	5.1170%	$1,130,000,000	$551	64.9%	7.7% / 7.5%	1.97x / 1.92x
Total Debt		Mezzanine Loans[4]	Worldwide Plaza Mezzanine Loan (Second) $69,999,000	6.0000%	$1,199,999,000	$585	69.0%	7.3% / 7.1%	1.80x / 1.75x
Total Debt		Mezzanine Loans[4]	Worldwide Plaza Mezzanine Loan (Third) $1,000	6.0000%	$1,200,000,000	$585	69.0%	7.3% / 7.1%	1.80x / 1.75x
			Implied Borrower Sponsor Equity[5] $540,000,000		$1,740,000,000	$849

(1)	Based on the appraised value of $1,740,000,000 as of October 1, 2017. Based on the appraised value of the Office Tower, the Worldwide Plaza Whole Loan LTV is 58.0% and the Worldwide Plaza Total Debt LTV is 74.1%.
(2)	Based on the UW NOI of $87,292,647 and the UW NCF of $85,021,775.
(3)	The interest rate to full precision is 3.6045425532%.
(4)	The Mezzanine Loans are held by GSMC and DBNY and are expected to be sold to unrelated third parties. It is currently anticipated that one or more of the Mezzanine Loans may be sold to an affiliate of the entity expected to be the initial controlling class holder and retaining third party purchaser for risk retention purposes in the WPT 2017-WWP transaction.
(5)	Based on the appraised value of $1,740,000,000, the Implied Borrower Sponsor Equity is $540,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

■	The Mortgaged Property. The Worldwide Plaza Property consists of the Office Tower, a 49-story Class A office property with 1,807,231 SF located in New York, New York, and the Amenity Parcel, which consists of multi-tenant retail, a parking garage, theater and a health club. Worldwide Plaza (which also includes a residential tower that is not part of the collateral) occupies an entire block bounded by Eighth Avenue and Ninth Avenue and offers 360-degree panoramic views of New York City. The Worldwide Plaza Property features a copper tower top known as “David’s Diamond”. As of June 30, 2017, the Worldwide Plaza Property had an underwritten occupancy of 98.4% and a physical occupancy of 100.0%. The Worldwide Plaza Property is anchored by Nomura Holding America Inc. (“Nomura”) (Fitch: A- / Moody’s: Baa1 / S&P: A-) and Cravath, Swaine & Moore LLP (“Cravath”) (AM Law #46 based on AM Law 2016 revenue) under long term leases until 2033 and 2024, respectively. Cravath and Nomura have invested over $280 million of their own capital on build-outs including cafeterias with full kitchens, internal staircases, executive dining rooms, media rooms, conference rooms, rooftop (setback) terraces, as well as details and finishes throughout. Cravath has been headquartered at the Worldwide Plaza Property since 1989. Nomura signed a lease in June 2011 to locate its North American headquarters to the Worldwide Plaza Property.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Worldwide Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Cravath, Swaine & Moore LLP(2)	NR / NR / NR	617,135	30.1%	$ 57,269,382	45.5%	$ 92.80	8/31/2024	NA
Nomura Holding America Inc.(3)	A- / Baa1 / A-	819,906	40.0	40,259,280	32.0	49.10	9/30/2033	(4)
WNET.org and THIRTEEN	NR / NR / NR	102,709	5.0	4,985,663	4.0	48.54	8/31/2026	1, 5-year option
Rubenstein Associates, Inc.	NR / NR / NR	68,432	3.3	4,242,784	3.4	62.00	4/30/2031	1, 5-year option
WEBMD LLC.	NR / NR / NR	50,798	2.5	2,746,462	2.2	54.07	8/31/2021	1, 5-year option
Mercury Parking LLC(5)	NR / NR / NR	131,971	6.4	2,686,244	2.1	20.35	11/30/2027	NA
M. Shanken Communications	NR / NR / NR	38,418	1.9	2,252,555	1.8	58.63	3/31/2025	1, 5-year option
New World Stages Holding Co.(5)	NR / NR / NR	56,934	2.8	2,205,268	1.8	38.73	5/31/2024	2, 5-year options
CBS Broadcasting Inc.	NR / NR / NR	32,598	1.6	1,988,478	1.6	61.00	1/31/2027	1, 5-year option
Prometheus Global Media, LLC	NR / NR / NR	33,181	1.6	1,916,203	1.5	57.75	11/30/2025	1, 5-year option
Largest Tenants		1,952,082	95.2%	$120,552,319	95.8%	$61.76
Remaining Tenants		64,025	3.1	5,304,085	4.2	82.84
Vacant Spaces(6)		33,446	1.6	0	0.0	0.00
Totals / Wtd. Avg. Tenants		2,049,553	100.0%	$125,856,404	100.0%	$62.43

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Cravath subleases approximately 29,688 SF on the 18th floor to AMA Consulting Engineers, P.C. at a base rent of approximately $54.65 PSF. Cravath subleases 34,210 SF on the 31st floor to McCarter & English LLP at a base rent of $51.00 PSF. Cravath defined these spaces as non-attorney spaces and, as their space needs changed over time, decided to sublease the space. The subleases are structured to be co-terminus with the rest of the Cravath space.
(3)	Nomura has the right to reduce its space upon 15 months’ notice prior to January 1, 2022 (if it has not exercised an expansion option in the prior 12 months) by a single contiguous block of space and/or any full or partial floor of its space that is not contiguous to any other space then leased by Nomura so long as the total contraction space includes no more than 10% of its rentable square footage. Nomura may also reduce its space in the same manner once after January 1, 2022 and prior to January 1, 2027. Both contraction options are subject to certain payments associated with the option. Nomura also has a one-time right to terminate its lease, in whole or in part as of January 1, 2027 upon 18 months’ notice upon payment of a termination fee equal to six months fixed rent on the terminated space and certain costs associated with the termination.
(4)	Nomura has three, five or 10-year extension options and a fourth five-year option, which may be exercised to extend the term of the lease for no more than a total of 20 years.
(5)	Mercury Parking LLC and New World Stages Holding Co. are located in the Amenity Parcel, the other top ten tenants are located in the Office Tower.
(6)	Vacant space includes a tenant with a lease expiration in November 2017 and storage space in the Office Tower, with no associated UW Base Rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

The below chart provides a breakout of the collateral between the Office Tower and Amenity Parcel:

Office Tower	SF	Occupied SF	% of SF	Occupancy	UW Base Rental Income	UW Base Rent per SF	UW Total Rental Income	UW Total Rental per SF	% of UW Total Rent
Office	1,793,695	1,763,177	87.5%	98.3%	$115,660,807	$65.60	$123,936,609	$70.29	89.1%
Retail - Office	10,592	10,592	0.5	100.0%	1,288,114	$121.61	1,406,162	$132.76	1.0
Telecom	16	16	0.0	100.0%	106,290	$6,643.15	106,290	$6,643.15	0.1
Other	2,928	0	0.1	0.0%	0	$0.00	0	$0.00	0.0
Utility Reimbursements							4,078,317		2.9
Total Office Tower	1,807,231	1,773,785	88.2%	98.1%	$ 117,055,212	$ 65.99	$ 129,527,379	$ 73.02	93.1%

Amenity Parcel
Theater	56,934	56,934	2.8%	100.0%	$2,205,268	$38.73	$2,715,201	$47.69	2.0%
Parking Garage	131,971	131,971	6.4	100.0%	2,686,244	$20.35	2,686,244	$20.35	1.9
Health Club	35,241	35,241	1.7	100.0%	1,800,000	$51.08	1,865,614	$52.94	1.3
Retail - Amenities	18,176	18,176	0.9	100.0%	2,109,680	$116.07	2,127,336	$117.04	1.5
Utility Reimbursements							179,553		0.1
Total Amenity Parcel	242,322	242,322	11.8%	100.0%	$ 8,801,192	$ 36.32	$ 9,573,948	$ 39.51	6.9%

Total Worldwide Plaza Property	2,049,553	2,016,107	100.0%	98.4%	$ 125,856,404	$ 62.43	$ 139,101,326	$ 69.00	100.0%

The following table presents certain information relating to the lease rollover schedule at the Worldwide Plaza Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM(2)	3	0.0%	0.0%	$ 12,000	0.0%	$ 4,000.00	3
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	4,700	0.2	0.2%	601,453	0.5	127.97	4
2019	2	0.0	0.2%	29,400	0.0	14,700.00	2
2020	2,343	0.1	0.3%	367,843	0.3	157.00	2
2021	59,759	2.9	3.3%	3,694,878	2.9	61.83	7
2022	1,819	0.1	3.3%	171,944	0.1	94.53	1
2023	0	0.0	3.3%	0	0.0	0.00	0
2024	674,069	32.9	36.2%	59,474,650	47.3	88.23	2
2025	71,609	3.5	39.7%	4,186,758	3.3	58.47	3
2026	105,580	5.2	44.9%	5,510,721	4.4	52.19	4
2027	167,071	8.2	53.0%	5,125,578	4.1	30.68	4
2028 & Thereafter	929,152	45.3	98.4%	46,681,179	37.1	50.24	4
Vacant(3)	33,446	1.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,049,553	100.0%		$ 125,856,404	100.0%	$ 62.43	36

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes telecom services at the Worldwide Plaza Property.
(3)	Vacant space includes a tenant with a lease expiration in November 2017 and storage space in the Office Tower, with no associated UW Base Rent.

The following table presents certain information relating to historical occupancy at the Worldwide Plaza Property:

Historical Leased %(1)

2014	2015	2016
93.4%	100.0%	100.0%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Worldwide Plaza Property:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 6/30/2017	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$109,386,364	$112,900,860	$121,265,796	$121,285,946	$125,856,404	$61.41
Contractual Rent Steps	0	0	0	0	6,534,145	3.19
Total Reimbursement Revenue	7,973,726	10,495,072	13,378,603	12,076,066	13,244,922	6.46
Market Revenue from Vacant Units	0	0	0	0	2,441,440	1.19
Other Revenue	610,797	729,513	805,522	583,491	706,175	0.34
Gross Revenue	$117,970,886	$124,125,445	$135,449,920	$133,945,503	$148,783,086	$72.59
Vacancy / Credit Loss	0	0	0	0	(7,439,154)	(3.63)
Effective Gross Revenue	$117,970,886	$124,125,445	$135,449,920	$133,945,503	$141,343,932	$68.96

Total Operating Expenses	$49,895,080	$51,403,142	$52,275,875	$52,948,250	$54,051,285	$26.37

Net Operating Income	$68,075,807	$72,722,303	$83,174,046	$80,997,253	$87,292,647	$42.59
TI/LC	0	0	0	0	1,860,962	0.91
Capital Expenditures	0	0	0	0	409,911	0.20
Net Cash Flow	$68,075,807	$72,722,303	$83,174,046	$80,997,253	$85,021,775	$41.48

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of June 30, 2017 and contractual rent steps through November 30, 2018.

■	Appraisal. According to the appraisal, the Office Tower had an “as-is” appraised value of $1,620,000,000, and the Amenity Parcel had an “as-is” appraised value of $120,000,000, each as of October 1, 2017. The appraisal considered seven Manhattan office building sales to be directly comparable with the Worldwide Plaza Property in terms of location, building classification, rentable office area and current occupancy:

Office Sales Comparables(1)

Property Address	Sale Date	Year Built / Renovated	Total Area (NRA)	Sale Price	Sales Price per SF	Occupancy	NOI per SF
1221 Avenue of the Americas	Oct-16	1969/2016	2,677,007	$2,300,000,000	$859.17	90%	$24.89
11 Madison Avenue	Aug-16	1932/1998	2,287,905	$2,600,000,000	$1,136.41	96%	$26.78
10 Hudson Yards	Aug-16	2015	1,861,084	$2,150,000,000	$1,155.24	100%	$51.75
480 Lexington Avenue	May-17	1966/2000	1,779,515	$2,210,000,000	$1,241.91	94%	$60.23
1095 Avenue of the Americas	Aug-16	1973/2008	1,179,033	$2,353,000,000	$1,995.70	95%	$75.44
1250 Broadway	Aug-16	1969	773,215	$565,000,000	$730.72	88%	$22.46
1140 Avenue of the Americas	May-16	1925/1968	191,000	$180,000,000	$942.41	91%	$45.99
Weighted Average					$1,149.71	94%	$41.54

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

■	Environmental Matters. According to a Phase I environmental report, dated September 14, 2017, there are no recognized environmental conditions or recommendations for further action at the Worldwide Plaza Property.

■	Market Overview and Competition. The Worldwide Plaza Property is located at 825 Eighth Avenue in the area known as the Midtown West Office Market.

The overall average rent reached $76.05 per square foot in the second quarter of 2017, up $0.85 quarter-over-quarter. Class A asking rents increased $1.88 per square foot to $82.28. Class A vacancy fell to 7.7%, a 150-basis point decline year-over-year.

The following table presents certain information relating to the primary competition for the Worldwide Plaza Property:

Competitive Set(1)

	Office Area (NRA)	Direct Available SF	Sublease Available SF	% Occupied (Direct)	% Occupied (Total)	Direct Asking Rent
Property						Low	High
1515 Broadway	1,721,858	0	0	100.00%	100.00%	N/A	N/A
1585 Broadway	1,220,732	0	0	100.00%	100.00%	N/A	N/A
1633 Broadway	2,240,000	168,355	57,845	92.48%	89.90%	$74.00	$95.00
1675 Broadway	747,546	78,255	0	89.53%	89.53%	$75.00	$75.00
750 Seventh Avenue	533,076	0	0	100.00%	100.00%	N/A	N/A
787 Seventh Avenue	1,429,610	0	0	100.00%	100.00%	N/A	N/A
Total	7,892,822	246,610	57,845
Average / Wtd. Avg.	1,315,470	41,102	9,641	96.88%	96.14%	$74.50	$85.00

(1)	Source: Appraisal

■	The Borrowers. The borrowers are WWP Office, LLC and WWP Amenities Holdings, LLC, both Delaware single-purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Worldwide Plaza Whole Loan. The non-recourse carveout guarantors are SL Green Operating Partnership, L.P. and RXR Fund III (consisting of RXR Real Estate Value Added Fund – Fund III LP, RXR RE VAF – Fund III Parallel A LP, RXR RE VAF – Fund III Parallel B LP, RXR RE VAF – Fund III Parallel B (REIT) LP, RXR RE VAF, Fund III Parallel C LP, and RXR RE VAF – Fund III Parallel D LP), jointly and severally both indirect owners of the borrowers. The Worldwide Plaza Whole Loan is non-recourse with standard carveouts to the borrowers; however the guarantee is limited to certain carveouts, including (i) losses recourse for any violation of the transfer restrictions contained in the loan documents and any unsecured, unpermitted additional debt and (ii) full recourse for insolvency events (capped at $94,000,000), unpermitted transfers and unpermitted additional debt secured by the collateral.

SL Green Realty Corp. (“SL Green”), the sole general partner of SL Green Operating Partnership, L.P., is an S&P 500 company and a large New York City office landlord and a fully integrated real estate investment trust, or “REIT” with a market cap of $10.8 billion (as of 2016) that is focused primarily on acquiring, managing and maximizing value of Manhattan commercial properties. As of September 30, 2017, SL Green held interests in 118 Manhattan buildings totaling 47.8 million SF. This included ownership interests in 27.5 million SF of Manhattan buildings and debt and preferred equity investments secured by 20.3 million SF of buildings. In addition, as of September 30, 2017, SL Green held ownership interests in 27 suburban buildings totaling 4.3 million SF in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

RXR Realty LLC (“RXR”) is a New York-based, approximately 470-person, vertically integrated real estate owner/operator and investment manager in the New York Metropolitan market.  RXR is comprised of members of the former senior management and operating team of Reckson Associates (“Reckson”), a NYSE-listed REIT which was acquired by SL Green in January 2007 for over $6.0 billion.  RXR re-entered the New York City market in August 2009.  RXR’s platform manages 75 commercial properties and investments with an aggregate gross asset value of approximately $17.4 billion as of June 30, 2017, comprising approximately 24.2 million SF of commercial operating properties and approximately 5,200 multi-family rental and for sale units under active development in the New York Metropolitan area. (Amounts above adjusted to include the assumption of operations of Worldwide Plaza Property in October 2017.  Gross asset value compiled by RXR in accordance with company fair value measurement policy and is comprised of capital invested by RXR and its partners, as well as leverage).

■	Escrows. The loan documents require the borrowers to fund the following monthly reserves during a Worldwide Plaza Trigger Period:

— Basic Carrying Costs Reserve: 1/12th of property taxes and insurance premiums reasonably estimated by the lender.

— Tenant Improvements Reserve: Approximately $2.00 per square foot per annum on the rentable square footage of 1,693,382 at the Worldwide Plaza Property, subject to a cap of $10 million.

— Capital Expenditure Reserve: Approximately $0.25 per square foot per annum on the gross square footage, subject to a cap of $2.5 million.

— Excess Cash Flow Reserve: all remaining excess cash flow after payment of debt service (including any applicable Mezzanine Loan debt service if no mortgage event of default is continuing) required reserves, operating expenses and capital expenditures (pursuant to an approved annual budget, for emergency expenditures, or as otherwise approved by the lender).

The borrowers are permitted at their election to substitute one or more letters of credit in lieu of cash reserves (other than for the excess cash flow reserve). The aggregate letters of credit and guaranties in lieu of reserves as described above and below with respect to the Cravath Reserve may not exceed $120,000,000 (the “Affiliate Support Limit”).

A “Cravath Rollover Reserve” Beginning 12 months prior to the lease expiration of Cravath in August 2024, if a new or renewed Cravath lease has not been executed for all or substantially all of such space, or all or substantially all of the space leased by Cravath has not been re-leased, in each case in accordance with the terms of the loan agreement (a “Cravath Reserve Period”), the lender will trap all excess cash flow after debt service (including for any applicable mezzanine loans), operating expenses and capital expenditures (and, during a Worldwide Plaza Trigger Period, required reserves) until a reserve equal $42,286,860 has been accumulated. The borrowers are permitted to substitute a letter of credit or qualifying guaranty in lieu of cash reserves in an amount up to the amount that would not violate the Affiliate Support Limit. Upon the borrowers reletting at least 75% of such square footage, amounts in the Cravath Rollover Reserve in excess of the sum of (x) $100 PSF of space that has not been relet plus (y) any related unpaid tenant improvement costs, leasing commissions and free rent obligations under the replacement leases will be released to the borrowers.

A “Worldwide Plaza Trigger Period” means any period (a) when the debt yield as of the first day of any fiscal quarter based on the net operating income is less than 5.50% until the debt yield as of the first day of any fiscal quarter is at least 5.50%, (b) at the lender’s option, if certain financial statements required to be delivered by the borrowers are not delivered until such financials statements are delivered and reflect that no Worldwide Plaza Trigger Period pursuant to clause (a) is ongoing or (c) upon any event of default under a mezzanine loan until cured. The borrowers may cure a Worldwide Plaza Trigger Period under clause (a) by delivering cash, a letter of credit or a guaranty meeting certain requirements to post as additional collateral.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

■	Lockbox and Cash Management. The Office Tower portion of the collateral securing the Worldwide Plaza Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Worldwide Plaza Property and all other money received by the borrowers or the property manager with respect to the Worldwide Plaza Property (other than tenant security deposits) be deposited into such lockbox account by the end of the first business day following receipt. If no event of default or Worldwide Plaza Trigger Period is continuing, on each business day, all amounts in such lockbox account will be released to the borrowers’ operating account. On each business day during the continuance of an event of default under the Worldwide Plaza Whole Loan, a Cravath Reserve Period or a Worldwide Plaza Trigger Period, all funds in the lockbox account (less any required minimum balance) will be swept into a lender controlled cash management account and on each due date during the continuance of a Worldwide Plaza Trigger Period, Cravath Reserve Period or, at the lender’s discretion, during an event of default under the Worldwide Plaza Whole Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

No later than November 17, 2017, WWP Amenities Holdings, LLC (the “Amenities Borrower”) the pledgor of the collateral related to the Amenity Parcel, is required to cause the respective lender (the “Amenities Lender”), under the loans pledged as collateral for the Worldwide Plaza Whole Loan, to establish and thereafter maintain a springing lockbox account to which the owner of the Amenity Parcel deposits cash revenue related to the Amenity Parcel. Additionally, the borrowers are required to cause the Amenities Lender to use commercially reasonable efforts to cause the institution holding this amenities lockbox account to deliver to the lender a reasonably satisfactory springing lockbox agreement. During the continuance of a Worldwide Plaza Trigger Period, the Amenities Borrower is required to cause the Amenities Lender not to make any remittances from the amenities lockbox account except generally to pay expenses of the Worldwide Plaza Property, to the lockbox account of cash management account or certain other specified payments.

■	Property Management. The Office Tower is currently managed by WWP Manager JV LLC, pursuant to a management agreement. Under the related loan documents, the Office Tower is required to remain managed by WWP Manager JV LLC, SL Green Realty Corp., RXR Realty LLC, RXR Property Management LLC, CBRE, Jones Lang LaSalle, Cushman & Wakefield, Newmark Grubb Knight Frank or any of its affiliates, or any other management company approved by the lender in accordance with the related loan documents and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager and require the borrowers to engage a property manager selected by the borrowers and (unless otherwise provided in the related loan documents) reasonably approved by the lender (i) during the continuance of an event of default under the Worldwide Plaza Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager that is not an affiliate of the borrowers under the management agreement or (iii) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Concurrently with the origination of the Worldwide Plaza Whole Loan, Goldman Sachs Mortgage Company made a $190,000,000 mezzanine loan (the “Worldwide Plaza Mezzanine Loan (First)”), a $69,999,000 mezzanine loan (the “Worldwide Plaza Mezzanine Loan (Second)”) and a $1,000 mezzanine loan (the “Worldwide Plaza Mezzanine Loan (Third)”) (collectively the, “Worldwide Plaza Mezzanine Loans”) to the direct parents of the borrowers secured by a pledge of 100% of the direct or indirect equity interests in the borrowers. The Worldwide Plaza Mezzanine Loan (First) carries an interest rate of 5.1170% per annum and the Worldwide Plaza Mezzanine Loan (Second) and Worldwide Plaza Mezzanine Loan (Third) carry an interest rate of 6.000% per annum and are coterminous with the Worldwide Plaza Whole Loan. The lenders of the Worldwide Plaza Whole Loan and the Worldwide Plaza Mezzanine Loans entered into intercreditor agreements that provide for customary consent rights, cure rights and the right to purchase defaulted loans. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WORLDWIDE PLAZA

■	Additional Debt. The loan documents permit additional mezzanine debt (or equivalent debt-like preferred equity) that is structurally subordinate to the Worldwide Plaza Whole Loan and the existing Worldwide Plaza Mezzanine Loans subject to certain conditions, including without limitation (a) such debt is provided by an institutional lender meeting certain requirements, (b) such debt is subject to an intercreditor agreement (or recognition agreement, as applicable) on substantially the same terms as the intercreditor agreement among lender, the mezzanine lenders or otherwise on terms reasonably acceptable to the lender, (c) such debt is coterminous with the Worldwide Plaza Whole Loan, (d) after giving effect to the additional debt, the aggregate debt yield as calculated under the loan documents may not be less than 7.45% and the aggregate loan-to-value ratio does not exceed 65.5%, (e) the lease with Cravath or acceptable replacement tenants meeting certain requirements has been extended at least two years beyond the loan term, (f) such debt does not at any time have an outstanding principal amount in excess of $120 million, (g) such debt is current-pay only, with no payment in kind or similar features, (h) rating agency confirmation has been received, and (i) the prior written approval of the mezzanine lender (which may not be withheld if the mezzanine lender reasonably determines that the foregoing conditions have been satisfied) is obtained. Goldman Sachs Mortgage Company or its designee has a right of first offer to provide any such permitted mezzanine financing. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or similar subsequent statute) in an amount equal to the full replacement cost of the Worldwide Plaza Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Worldwide Plaza Whole Loan as described in the preceding sentence, but in that event the borrowers are not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism, flood and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $100,000. The required terrorism insurance may be included in a blanket policy so long as the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Worldwide Plaza Property are separately allocated to the Worldwide Plaza Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

RESIDENCE INN ANAHEIM

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RESIDENCE INN ANAHEIM

Anaheim
Anaheim Regional Medical Center
Buena Park Downtown
Dad Miller Golf Course
Anaheim Plaza
THE COLONY
METROLINK
Anaheim Medical Center
Disneyland California Adventure
Anaheim GardenWalk
Anaheim Convention Center
PLATINUM TRIANGLE
Honda Center
Stadium Promenade
Angel Stadium of Anaheim
The Village At Orange
Villa Park
Garden Grove
Residence Inn Anaheim
640 West Katella Avenue
Anaheim, CA 92802
Orange
Chapman University
Orange Circle
Chapman Medical Center
UCI Medical Center
The Outlets At Orange
CHOC Children's Hospital
Garden Grove Hospital Med Ctr
Westfield MainPlace
Garden Grove Park
Bristol Marketplace
Santa Ana College
Western Medical Center-Santa Ana
Willowick Golf Course
Santa Ana
Mile Square Regional Park
Mile Square Golf Course
Centennial Regional Park
Memorial Park
Fountain Valley Regional Hospital
Fountain Valley
Huntington Beach Hospital
Thornton Park
Bristol Plaza
Tustin Legacy (Future Development)
Von Karman Plaza
The District at Tustin Legacy
Culver Plaza Shopping Center
Irvine
Diamond Jamboree Shopping Center
South Coast Plaza
Metro Pointe at South Coast
Metro Center at South Coast
Irvine Concourse
Westpark Plaza
Costa Mesa
The Camp
The Lab
JOHN WAYNE-ORANGE COUNTY AIRPORT
Harvard Place Shopping Center
Woodbridge Square Center
Orange Coast College
Park Place Shopping Center
Santa Ana Country Club
Vanguard University of Southern California
RANCHO SAN JOAQUIN
Concordia University Irvine
University of California-Irvine
Los Angeles
Long Beach
San Pedro Bay
Pacific Ocean
MAP © 2017 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RESIDENCE INN ANAHEIM

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Anaheim, California	Cut-off Date Principal Balance		$78,500,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$267,006.80
Size (Rooms)	294	Percentage of Initial Pool Balance		7.7%
Total TTM Occupancy as of 9/30/2017	85.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 9/30/2017	85.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	2016 / NAP	Mortgage Rate		4.5960%
Appraised Value	$123,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12

Underwritten Revenues	$20,756,985
Underwritten Expenses	$11,620,999	Escrows
Underwritten Net Operating Income (NOI)	$9,135,986		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,098,137	Taxes	$198,449	$39,690
Cut-off Date LTV Ratio	63.8%	Insurance	$0	$0
Maturity Date LTV Ratio	53.2%	Replacement Reserves	$0	$68,982
DSCR Based on Underwritten NOI / NCF	1.89x / 1.68x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.6% / 10.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$78,500,000	100.0%	Loan Payoff	$65,223,538	83.1%
			Principal Equity Distribution	12,363,977	15.8
			Closing Costs	714,036	0.9
			Reserves	198,449	0.3

Total Sources	$78,500,000	100.0%	Total Uses	$78,500,000	100.0%

■	The Mortgage Loan. The mortgage loan (the “Residence Inn Anaheim Loan”) is evidenced by a note in the original principal amount of $78,500,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an extended stay hospitality property located in Anaheim, California (the “Residence Inn Anaheim Property”). The Residence Inn Anaheim Loan was originated by Goldman Sachs Mortgage Company on August 3, 2017 and represents approximately 7.7% of the Initial Pool Balance. The note evidencing the Residence Inn Anaheim Loan has an outstanding principal balance as of the Cut-off Date of $78,500,000 and an interest rate of 4.5960% per annum. The borrower utilized the proceeds of the Residence Inn Anaheim Loan to refinance existing debt on the Residence Inn Anaheim Property, return equity to the borrower sponsor, pay origination costs and fund reserves.

The Residence Inn Anaheim Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Residence Inn Anaheim Loan requires interest only payments on each due date through and including the due date in August 2018 and thereafter requires payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Residence Inn Anaheim Loan is the due date in August 2027. Voluntary prepayment of the Residence Inn Anaheim Loan is prohibited prior to the due date in May 2027. Provided that no event of default under the related loan documents is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Residence Inn Anaheim Property is a newly constructed extended stay lodging facility containing 294 rooms located in Anaheim, California. Developed by the borrower sponsor in 2016, the Residence Inn Anaheim Property opened in August 2016 and offers a variety of suites including king studio suites, one bedroom king and two-queen suites, two bedroom suites and kid suites which all feature a sofa sleeper, kitchen, flat screen HDTV with premium channels, WiFi, kitchen, refrigerator, microwave, and dishwasher. Additional amenities at the Residence Inn Anaheim Property include complimentary breakfast daily, a 24-hour fitness center, a 24-hour market, a rooftop pool with expansive area views, hot tub, cabanas, and a child-oriented “splash zone”. The Residence Inn Anaheim Property also has a lobby bar area, business center, gift shop, valet service, and laundry facilities.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RESIDENCE INN ANAHEIM

The following table presents certain information relating to the 2016 demand analysis with respect to the Residence Inn Anaheim Property based on market segmentation, as provided in the appraisal for the Residence Inn Anaheim Property:

2016 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure
Residence Inn Anaheim	11.0%	89.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Residence Inn Anaheim Property and various market segments, as provided in a September 2017 travel research report for the Residence Inn Anaheim Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM September 2017	102.7%	124.6%	127.9%

(1)	Source: September 2017 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Residence Inn Anaheim Property:

Residence Inn Anaheim(1)

TTM 9/30/2017
Occupancy	85.1%
ADR	$202.69
RevPAR	$172.52

(1)	Historical occupancy, ADR and RevPAR are not available as the Residence Inn Anaheim Property was constructed in 2016.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Residence Inn Anaheim Property:

Cash Flow Analysis(1)

	TTM 9/30/2017	Underwritten	Underwritten $ per Room
Rooms Revenue	$18,513,502	$18,797,169	$63,936
Food & Beverage Revenue	589,315	592,477	2,015
Other Revenue(2)	192,751	193,785	659
Parking Revenue	1,167,292	1,173,554	3,992
Total Revenue	$20,462,860	$20,756,985	$70,602

Rooms Expense	$4,710,245	$4,782,417	$16,267
Food & Beverage Expense	503,174	505,873	1,721
Other Expense	20,344	20,453	70
Parking Expense	29,682	29,841	101
Total Departmental Expense	5,263,445	5,338,583	18,158
Total Undistributed Expense	4,629,352	5,282,757	17,969
Total Fixed Expense	583,393	999,658	3,400
Total Operating Expenses	10,476,189	11,620,999	$39,527

Net Operating Income	$9,986,671	$9,135,986	$31,075
FF&E	818,514	1,037,849	3,530
Net Cash Flow	$9,168,157	$8,098,137	$27,545

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Other revenue includes valet and daily parking, movie rentals, cancellation/attrition and other miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RESIDENCE INN ANAHEIM

■	Appraisal. According to the appraisal, the Residence Inn Anaheim Property had an “as-is” appraised value of $123,000,000 as of July 2, 2017.

■	Environmental Matters. According to a Phase I environmental report dated July 11, 2017, there are no recognized environmental conditions or recommendations for further action at the Residence Inn Anaheim Property.

■	Market Overview and Competition. The 294-room Residence Inn Anaheim Property is located in Anaheim, California across the street from Disney California Adventure Park to the north and the Anaheim Convention Center to the west and less than a one mile walk from the main entrance to Disneyland. Other nearby California attractions include Knott’s Berry Farm, Medieval Times, Orange County Fairgrounds, Aquarium of the Pacific, Angel Stadium, and the Honda Center, all within 20 miles of the Residence Inn Anaheim Property. The Residence Inn Anaheim Property is located 13 miles north of John Wayne Airport, 18 miles east of Long Beach Airport and 37 miles east of Los Angeles International Airport.

Located within the Anaheim Resort District submarket, the Residence Inn Anaheim Property is situated about one mile to the west of Interstate 5, the main north-south thoroughfare in the area. The Anaheim Resort District submarket is characterized by the hotels and motels that support the original Disneyland Park, Disney’s new California Adventure theme park, Downtown Disney, and the Anaheim Convention Center. Demand from corporate, group, and leisure segments are driven by the combination of entertainment and exhibition facilities in the area.

In addition to the Disneyland Resort, the Anaheim Convention Center is situated across the street from the Residence Inn Anaheim Property. The approximately 1.8 million square foot facility is the largest exhibition facility on the west coast and 6th largest in the nation. The Anaheim Convention Center (ACC) features approximately 1,000,000 SF of exhibit space, which includes a new 200,000 SF expansion which opened September 26, 2017. The expansion also includes 10,000 SF of balcony space, the addition of 25 foot ceilings, and 1,350 parking spaces. The ACC annually holds more than 200 events that typically exceed one million combined attendees.

The following table presents certain information relating to the primary competition for the Residence Inn Anaheim Property:

Competitive Set

Property(1)	Number of Rooms	Year Built	2016 Occupancy	2016 ADR	2016 RevPAR
Residence Inn Anaheim	294	2016	70.6%	$184.43	$130.20

Competitive Set(2)
Portofino Inn & Suites	190	2000	80% - 85%	$130 - $135	$105 - $110
Doubletree Suites Anaheim	251	2006	80% - 85%	$130 - $135	$105 - $110
Embassy Suites	375	2001	80% - 85%	$155 - $165	$130 - $135
Desert Palm Hotel & Suites	188	1998	90% - 95%	$140 - $145	$125 - $130
Hyatt Place	178	2014	85% - 90%	$155 - $165	$135 - $140
Residence Inn Maingate	200	1988	70% - 75%	$195 - $205	$140 - $145
Residence Inn Resort Area/Garden Grove	200	2003	80% - 85%	$175 - $185	$145 - $150
Total / Wtd. Avg. Competitive Set			82%	$168.80

(1)	Per a market research report.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RESIDENCE INN ANAHEIM

■	The Borrower. The borrower is M8 Dev, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Residence Inn Anaheim Loan. The non-recourse carveout guarantor under the Residence Inn Anaheim Loan is Mayur B. Patel, an indirect owner of the borrower.

■	Escrows. On the origination date, the borrower funded a tax reserve in the amount of $198,449.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums and (ii) an FF&E reserve in the amount of (a) on each due date from September 2017 through August 2018, $68,982 and (b) on each due date thereafter, the greater of (1) the monthly amount required to be reserved for the replacement of furniture, fixtures and equipment pursuant to the franchise agreement and (2) one-twelfth of 4% of the operating income for the Residence Inn Anaheim Property for the previous 12-month period (as determined on August 31 of each year). Additionally, the borrower is permitted to deposit cash as additional collateral to avoid a Residence Inn Anaheim Trigger Period as described below.

Additionally, if a property improvement plan (a “PIP”) is required under a franchise agreement, the borrower will be required to deposit into a PIP reserve an amount equal to 110% of the cost and expense of such PIP (which may be a transfer of then-available amounts from the FF&E expenditure reserve into the PIP reserve).

In addition, on each due date during the continuance of a Residence Inn Anaheim Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Residence Inn Anaheim Trigger Period” means (i) any period commencing with the period ending as of December 31, 2017 and as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.35x until the debt service coverage ratio is 1.35x for two consecutive fiscal quarters and (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Residence Inn Anaheim Trigger Period is ongoing. The borrower has the right to avoid a trigger period under clause (i) above for up to one year by posting cash collateral sufficient to satisfy such debt service coverage ratio.

■	Lockbox and Cash Management. The Residence Inn Anaheim Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct credit card companies to remit all credit card receivables directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Residence Inn Anaheim Property and all other money received by the borrower or the property manager with respect to the Residence Inn Anaheim Property be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day that no Residence Inn Anaheim Trigger Period or an event of default under the Residence Inn Anaheim Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Residence Inn Anaheim Trigger Period or an event of default under the Residence Inn Anaheim Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account and if a Residence Inn Anaheim Trigger Period is continuing (or, at the lender’s discretion, during the continuance of an event of default under the related loan documents), be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

RESIDENCE INN ANAHEIM

■	Property Management. The Residence Inn Anaheim Property is managed by Evolution Hospitality, LLC, which is not affiliated with the borrower, pursuant to a management agreement. Under the related loan documents, the Residence Inn Anaheim Property is required to remain managed by Evolution Hospitality, LLC, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Residence Inn Anaheim Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Residence Inn Anaheim Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Residence Inn Anaheim Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may only have a deductible acceptable to the lender in its sole discretion. The required terrorism insurance may be included in a blanket policy or pursuant to the insurance policy maintained by the condominium board, provided that the borrower provide evidence satisfactory to the lender that the insurance premiums for the Residence Inn Anaheim Property are separately allocated to the Residence Inn Anaheim Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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SPECTRUM OFFICE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPECTRUM OFFICE PORTFOLIO

Main & Redhill

405
55
RED HILL AVENUE
COSTA MESA FREEWAY
MAIN STREET
5
5
5
7

One Venture Plaza

IRVINE CENTER DRIVE
1
2

Pacific Park Business Center

ARGONAUT
ARGONAUT
ARGONAUT

Two Venture Plaza

3
4
6
8
9
10

SPECTRUM OFFICE PORTFOLIO

1. Renwood RealtyTrac LLC
2. Shiftpixy Inc
3. South County Bank N.A.
4. Hormel Foods Sales LLC
5. Hyperdisk Marketing Inc.
6. Rocket Software Inc.
7. Trust Temporary Services Inc.
8. FEDChex Recovery LLC
9. Mercury Insurance Services
10. The Maher Corporation

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPECTRUM OFFICE PORTFOLIO

MAP © 2017 CARTIFACT
Santa Ana
Tustin
Irvine
METROLINK
Tustin Legacy (Future Development)
The District At Tustin Legacy
JOHN WAYNE-ORANGE COUNTY AIRPORT
RANCHO SAN JOAQUIN
University of California-Irvine
Concordia University Irvine
Irvine Valley College
Hoag Irvine Medical Center
Kaiser Permanente Irvine Medical Center
Irvine Spectrum Center
Orange County Great Park (Development)
Laguna Coast Wilderness Park
Crystal Cove State Park
Pacific Ocean
Aliso Viejo
1
2
3
4

Spectrum Office Portfolio

#	Property Name	Address	City/State	Zip Code
1	Main & Redhill	1124, 1150, 1176 and 1200 Main Street and 18195, 18200, 18201, 18207, 18226, 18242, 18218, 18241, 18251, 18261 and 18271 McDurmott Drive	Irvine, CA	92614
2	Two Venture	Two Venture	Irvine, CA	92618
3	Pacific Park Business Center	8-92 Argonaut	Aliso Viejo, CA	92656
4	One Venture	One Venture	Irvine, CA	92618

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPECTRUM OFFICE PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller	GSMC
Location (City/State)	Various, California	Cut-off Date Principal Balance	$70,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$156.84
Size (SF)	446,313	Percentage of Initial Pool Balance	6.9%
Total Occupancy as of 8/24/2017	94.7%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/24/2017	94.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.3325%
Appraised Value	$119,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$9,203,236
Underwritten Expenses	$2,324,202	Escrows
Underwritten Net Operating Income (NOI)	$6,879,035	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,521,852	Taxes	$0	$127,270
Cut-off Date LTV Ratio	58.8%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	58.5%	Replacement Reserves	$111,000	$0
DSCR Based on Underwritten NOI / NCF	2.24x / 2.12x	TI/LC	$670,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$70,000,000	100.0%	Principal Equity Distribution(2)	$68,349,510	97.6%
Closing Costs	869,490	1.2
Reserves	781,000	1.1

Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated using an “as-stabilized” value of $119,650,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $119,000,000 is 58.8%.
(2)	At origination, the Spectrum Office Portfolio Properties were unencumbered and proceeds from the Spectrum Office Portfolio Loan were used to recapitalize the borrower sponsor.

■	The Mortgage Loan. The mortgage loan (the “Spectrum Office Portfolio Loan”) is evidenced by a note in the original principal amount of $70,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in four office properties located in Orange County, California (the “Spectrum Office Portfolio Properties”). The Spectrum Office Portfolio Loan was originated by Goldman Sachs Mortgage Company on October 23, 2017 and represents approximately 6.9% of the Initial Pool Balance. The note evidencing the Spectrum Office Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $70,000,000 and an interest rate of 4.3325% per annum. The borrower utilized the proceeds of the Spectrum Office Portfolio Loan to recapitalize the borrower sponsor on the Spectrum Office Portfolio Properties, return equity to the borrower sponsor, fund reserves and pay origination costs.

The Spectrum Office Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Spectrum Office Portfolio Loan requires interest only payments on each due date through the scheduled maturity date in November 2027. Voluntary prepayment of the Spectrum Office Portfolio Loan is prohibited prior to the due date in August 2027. Provided that no event of default under the related loan documents is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Spectrum Office Portfolio Properties are comprised of four office properties totaling a combined 446,313 SF and located in various submarkets around Orange County, California. The Spectrum Office Portfolio Properties are 94.7% occupied by 135 tenants. The portfolio is cross-collateralized but does not provide for individual property releases or substitutions. No individual tenant occupies more than 3.4% of the portfolio’s total net rentable area or contributes more than 5.5% of total rent. The Spectrum Office Portfolio Properties have occupancy levels between 89.6% and 100.0% and each contributes between 13.7% and 38.5% of total rent, providing a diversified set of rent rolls and stable income streams from each property in the portfolio.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPECTRUM OFFICE PORTFOLIO

Olen Properties Corp. has owned the properties in the portfolio identified as One Venture since 2001, Two Venture since 2002, Pacific Park since September 2015 and Main & Redhill since April 2016. Since the beginning of 2016, the borrower has signed over 90 new and renewal leases totaling 283,337 SF (63.5% of total portfolio NRA), including approximately 122,000 SF of new leasing.

The following table presents certain information relating to the Spectrum Office Portfolio Properties:

Property Name	Cut-off Date Allocated Loan Amount(1)	% of Portfolio Cut-off Date Balance	Total GLA	Occupancy	Year Built	Appraised Value	UW NCF
Main & Redhill	$27,650,000	39.5%	204,083	97%	1982	$47,000,000	$2,543,457
Two Venture	19,580,000	28.0	99,034	93%	1990	33,300,000	1,724,276
Pacific Park Business Center	13,970,000	20.0	99,459	90%	1988	23,750,000	1,415,952
One Venture	8,800,000	12.6	43,737	100%	1990	14,950,000	838,166
Total / Wtd. Avg.	$70,000,000	100.0%	446,313	95%		$119,000,000	$6,521,852

(1)	The Cut-off Date Allocated Loan Amount is based on the pro rata value of each individual property’s appraised value.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Spectrum Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Renwood RealtyTrac LLC(2)	NR / NR / NR	15,310	3.4%	$458,040	5.5%	$29.92	6/30/2021	1, 5-year option
Shiftpixy Inc	NR / NR / NR	11,130	2.5	331,668	4.0	29.80	6/14/2021	1, 3-year option
South County Bank N.A.	NR / NR / NR	9,486	2.1	237,528	2.9	25.04	3/31/2020	NA
Hormel Foods Sales LLC	NR / A1 / A	7,187	1.6	226,560	2.7	31.52	1/31/2022	NA
Hyperdisk Marketing Inc.	NR / NR / NR	15,290	3.4	218,580	2.6	14.30	Various	NA
Rocket Software Inc.	NR / NR / NR	7,047	1.6	213,101	2.6	30.24	9/30/2020	1, 5-year option
Trust Temporary Services Inc.(3)	NR / NR / NR	7,809	1.7	188,888	2.3	24.19	7/31/2021	1, 5-year option
FEDChex Recovery LLC	NR / NR / NR	7,838	1.8	188,112	2.3	24.00	9/30/2018	1, 4 or 5-year option
Mercury Insurance Services	NR / NR / NR	6,233	1.4	164,556	2.0	26.40	5/31/2019	1, 4-year option
The Maher Corporation	NR / NR / NR	5,296	1.2	161,442	1.9	30.48	3/31/2021	1, 5-year option
Largest Tenants		92,626	20.8%	$2,388,475	28.8%	$25.79
Remaining Owned Tenants		330,055	74.0	5,899,589	71.2	17.87
Vacant Spaces (Owned Space)		23,632	5.3	0	0.0	0.00
Totals / Wtd. Avg. Tenants		446,313	100.0%	$8,288,064	100.0%	$19.61

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Renwood RealtyTrac LLC may terminate the lease any time after the end of the 36th month (March 2019) upon 180 days prior written notice to the landlord with a cancellation fee equal to the unamortized broker commission, the unamortized tenant improvement allowance and a cancellation fee equal to one months’ rent at the date of termination; and, amortized over the lease term with a 6% interest factor. One, 5-year renewal option upon 180 days written notice at fair market value.
(3)	Trust Temporary Services Inc. may terminate the lease any time after August 2019 upon 180 days prior written notice to landlord along with cancellation fees.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPECTRUM OFFICE PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Spectrum Office Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	1,300	0.3%	0.3%	$ 20,892	0.3%	$ 16.07	1
2017	18,086	4.1	4.3%	268,740	3.2	14.86	8
2018	126,772	28.4	32.7%	2,356,589	28.4	18.59	46
2019	75,796	17.0	49.7%	1,287,800	15.5	16.99	30
2020	101,983	22.9	72.6%	2,032,992	24.5	19.93	33
2021	73,390	16.4	89.0%	1,791,926	21.6	24.42	14
2022	17,662	4.0	93.0%	396,850	4.8	22.47	5
2023	7,692	1.7	94.7%	132,276	1.6	17.20	2
2024	0	0.0	94.7%	0	0.0	0.00	0
2025	0	0.0	94.7%	0	0.0	0.00	0
2026	0	0.0	94.7%	0	0.0	0.00	0
2027	0	0.0	94.7%	0	0.0	0.00	0
2028 & Thereafter	0	0.0	94.7%	0	0.0	0.00	0
Vacant	23,632	5.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg	446,313	100.0%		$ 8,288,064	100.0%	$ 19.61	139

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Spectrum Office Portfolio Properties:

Historical Leased %(1)

2014	2015	2016
95.3%	94.9%	94.3%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPECTRUM OFFICE PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Spectrum Office Portfolio Properties:

Cash Flow Analysis(1)

	2014(2)	2015(2)	2016(2)	TTM 7/31/2017(2)	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$4,006,948	$4,378,613	$8,011,223	$7,940,380	$8,288,064	$18.57
Contractual Rent Steps	0	0	0	0	9,081	0.02
Total Reimbursement Revenue	429,330	377,070	783,001	925,149	1,043,580	2.34
Market Revenue from Vacant Units	0	0	0	0	520,439	1.17
Other Revenue	22,357	22,853	44,761	51,300	32,466	0.07
Gross Revenue	$4,458,636	$4,778,536	$8,838,984	$8,916,829	$9,893,630	$22.17
Vacancy Loss			0	0	(690,393)	(1.55)
Effective Gross Revenue	$4,458,636	$4,778,536	$8,838,984	$8,916,829	$9,203,236	$20.62

Real Estate Taxes	449,756	514,785	872,134	1,024,101	1,048,709	2.35
Insurance	81,995	53,196	87,178	99,060	88,223	0.20
Utilities	432,101	408,557	396,924	396,367	396,923	0.89
Repairs & Maintenance	347,679	335,823	607,084	617,562	606,282	1.36
Management Fee	81,774	84,725	146,931	154,766	184,065	0.41
Total Operating Expenses	$1,393,304	$1,397,087	$2,110,250	$2,291,856	$2,324,202	$5.21

Net Operating Income	$3,065,332	$3,381,449	$6,728,734	$6,624,973	$6,879,035	$15.41
TI/LC	0	0	0	0	272,872	0.61
Capital Expenditures	0	0	0	0	84,311	0.19
Net Cash Flow	$3,065,332	$3,381,449	$6,728,734	$6,624,973	$6,521,852	$14.61

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The borrower sponsor purchased the Main and Redhill property in April 2016 and did not receive any historical statements. The 2014 and 2015 cash flows exclude the Main and Redhill property. The 2016 cash flows include the Main & Redhill’s T-9 financials ending December 2016 annualized. The TTM ending July 2017 includes all properties.
(3)	Underwritten cash flow based on contractual rents as of August 24, 2017 and contractual rent steps through October 31, 2018.

■	Appraisal. According to the appraisals, the Spectrum Office Portfolio Properties had an aggregate “as-is” appraised value of $119,000,000 as of September 5, 2017 and an “as-stabilized” value of $119,650,000 as of September 5, 2018.

■	Environmental Matters. According to Phase I environmental reports, dated September 11, 2017, there are no recognized environmental conditions or recommendations for further action at the Spectrum Office Portfolio Properties.

■	Market Overview and Competition. The Spectrum Office Portfolio Properties are located in a mix of submarkets around Orange County, California. One Venture and Two Venture are located in the Irvine office submarket, which had a 5.4% total office vacancy as-of second quarter 2017 per a market research report. Main & Redhill is located in the Irvine Industrial Flex submarket, which had a vacancy of 2.6% as-of second quarter 2017 per a market research report. Pacific Park is located in the Laguna Hills / Aliso Viejo Industrial Flex submarket, which had a vacancy of 2.0% as of second quarter 2017 per a market research report. The overall Spectrum Office Portfolio Properties vacancy currently totals 5.3%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPECTRUM OFFICE PORTFOLIO

The following table presents certain information relating to the primary competition for the Spectrum Office Portfolio Properties:

Competitive Set – One & Two Venture(1)

Property	Location	Building SF	Year Built	Rent/SF	Occupancy %	Distance (mi)
One Venture	Irvine, California	43,737	1990	$25.80-$30.56	100%	-
Two Venture	Irvine, California	99,034	1990	$21.43-$41.91	93%	-
Competition
Irvine Spectrum Office	Irvine, California	67,446	1986	$24.00	97%	3.4
Laguna Canyon Plaza	Irvine, California	63,000	1991	$30.00	90%	1.4
Pacifica Court	Irvine, California	107,199	1999	$36.00-$37.20	95%	0.2
111 Pacifica	Irvine, California	67,496	1989	$32.16	83%	0.2
Spectrum Office	Irvine, California	311,879	1989	NAV	91%	1.0

(1)	Source: Appraisal.

Competitive Set – Main & Redhill(1)

Property	Location	Building SF	Year Built	Rent/SF	Occupancy %	Distance (mi)
Main & Redhill	Irvine, California	204,083	1982	$11.88-$24.19	97%	-
Competition
Alton Plaza	Irvine, California	215,212	1989	$12.00-$16.80	95%	8.0
Waterworks Business Park	Irvine, California	18,620	2008	$14.16	100%	6.0
McFadden Centre	Santa Ana, California	184,737	1988	$14.52	100%	5.0
Grand Commerce Center	Santa Ana, California	99,160	1980	$13.20	95%	4.0
Airport Business Center	Irvine, California	1,158,292	1979	$16.20	100%	0.8
15300 Baranca Pkwy	Irvine, California	32,416	1997	$22.20	100%	8.0
Executive Park III	Irvine, California	21,271	1985	$26.40	100%	0.5

(1)	Source: Appraisal.

Competitive Set – Pacific Park Business Center(1)

Property	Location	Building SF	Year Built	Rent/SF	Occupancy %	Distance (mi)
Pacific Park Business Center	Aliso Viejo, California	99,459	1988	$10.12-$20.40	90%	-
Competition
Technology Plaza II	Irvine, California	120,123	1986	$13.80-$16.56	96%	4.0
Irvine Business Park	Irvine, California	170,306	1979	$16.80	100%	3.0
Alicia Business Center	Mission Viejo, California	81,772	1976	$19.20	94%	3.0
Spectrum Centre Business Park	Lake Forest, California	226,636	1998	$13.20-$15.60	90%	5.0
HERE	Laguna Hills, California	223,467	1989	$35.40	86%	2.0

(1)	Source: Appraisal.

■	The Borrower. The borrower is Spectrum OPC, LLC, a Delaware single-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Spectrum Office Portfolio Loan. The non-recourse carveout guarantor is Olen Properties Corp., a direct owner of the borrower.

Olen Properties, Corp. is a real estate development, investment, and management company that was founded in 1973 and is headquartered in Newport Beach, California. As of December 31, 2016, Olen Properties Corp. has a portfolio that includes approximately 5.9 million SF of commercial space and approximately 9,270 multifamily units valued at a combined approximately $3.2 billion and located in California and other select markets around the U.S.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPECTRUM OFFICE PORTFOLIO

■	Escrows. On the origination date, the borrower funded (i) a tenant improvements and leasing commissions reserve in the amount of $670,000 relating to tenant improvements and leasing commissions for multiple tenants and (ii) a capital expenditure reserve in the amount of $111,000 relating to multiple tenants.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a tenant improvement and leasing commissions reserve in an amount equal to $27,895, subject to a cap of $670,000 and (iii) a capital expenditure reserve in an amount equal to $9,289, subject to a cap of $111,000.

In addition, on each due date during the continuance of a Spectrum Office Portfolio Trigger Period or an event of default under the Spectrum Office Portfolio Loan, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Spectrum Office Portfolio Trigger Period” means any period (i) commencing as of the last day of any 12-month period ending on the last day of a fiscal quarter during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.15x until the debt service coverage ratio is equal to or greater than 1.20x for two consecutive fiscal quarters, (ii) if monthly, quarterly or annual financial reports required under the related loan documents are not delivered to the lender when required until such reports are delivered and they indicate that no Spectrum Office Portfolio Trigger Period is ongoing and (iii) upon the failure of the guarantor to satisfy certain liquidity or net worth covenants until such covenants are met.

■	Lockbox and Cash Management. The Spectrum Office Portfolio Loan is structured with a hard lockbox and in-place cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Spectrum Office Portfolio Properties and all other money received by the borrower or the property manager with respect to the Spectrum Office Portfolio Properties (other than tenant security deposits) be deposited into such lockbox account or the cash management account by the end of the first business day following receipt. All funds in the lockbox account are required to be swept into the cash management account at the end of each business day. For so long as no Spectrum Office Portfolio Trigger Period or event of default under the Spectrum Office Portfolio Loan is continuing, all funds in the cash management account in excess of those required to pay amounts due to the lender on the next due date (including any applicable reserves) are required to be swept into a borrower-controlled operating account on a daily basis. On each due date during the continuance of a Spectrum Office Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the Spectrum Office Portfolio Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account.

■	Property Management. The Spectrum Office Portfolio Properties are currently managed by Realty Services Corp., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Spectrum Office Portfolio Properties are required to remain managed by Realty Services Corp. or any other management company approved by the lender in accordance with the related loan documents and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower and (unless otherwise provided in the related loan documents) reasonably approved by the lender (i) during the continuance of an event of default under the Spectrum Office Portfolio Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPECTRUM OFFICE PORTFOLIO

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or similar subsequent statute) on terms consistent with the other insurance required under the related loan documents, including that such terrorism insurance is in an amount equal to the full replacement cost of the Spectrum Office Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Spectrum Office Portfolio Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism, flood and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Spectrum Office Portfolio Properties are separately allocated to the Spectrum Office Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LIFE TIME FITNESS PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LIFE TIME FITNESS PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LIFE TIME FITNESS PORTFOLIO

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
CANADA
Seattle
WA
Portland
OR
MT
Missoula
Billings
ID
Boise
ND
Fargo
Bismarck
MN
Minneapolis
SD
Rapid City
WY
Casper
Cheyenne
WI
Milwaukee
MI
Detroit
Chicago
IA
Des Moines
Omaha
NE
Reno
Sacramento
NV
San Francisco
CA
Las Vegas
Salt Lake City
UT
St George
CO
Denver
Colorado Springs
KA
Kansas City
Wichita
St Louis
MO
IL
IN
Indianapolis
OH
Columbus
Cincinnati
Cleveland
Buffalo
Albany
NY
VT
NH
Boston
MA
CT
RI
PA
Philadelphia
Baltimore
DE
Washington DC
WV
VA
Richmond
KY
Lexington
Nashville
TN
NC
Charlotte
SC
Los Angeles
San Diego
AZ
Phoenix
Flagstaff
Tucson
NM
Albuquerque
Las Cruces
OK
Tulsa
Oklahoma City
AR
Little Rock
Memphis
MS
Jackson
AL
Birmingham
GA
Atlanta
Dallas
Fort Worth
TX
Shreveport
LA
Austin
Houston
San Antonio
New Orleans
Jacksonville
Orlando
Tampa
FL
Miami
Gulf of Mexico
Atlantic Ocean
MEXICO
Pacific Ocean

Life Time Fitness Portfolio

#	Property Name	Address	City/State	Zip Code
1	Life Time Fitness Folsom	110 Serpa Way	Folsom, CA	95630
2	Life Time Fitness Fort Washington	375 Commerce Drive	Fort Washington, PA	19034

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LIFE TIME FITNESS PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance	$57,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$246.04
Size (SF)	231,666	Percentage of Initial Pool Balance	5.6%
Total Occupancy as of 10/31/2017	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/31/2017	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2017 / NAP	Mortgage Rate	4.4330%
Appraised Value	$89,230,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$5,732,262
Underwritten Expenses	$0	Escrows
Underwritten Net Operating Income (NOI)	$5,732,262	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,498,279	Taxes	$0	$0
Cut-off Date LTV Ratio	63.9%	Insurance	$0	$0
Maturity Date LTV Ratio	58.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.67x / 1.60x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.6%	Other(1)	$1,548,033	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$57,000,000	63.2%	Purchase Price	$88,420,333	98.1%
Principal’s New Cash Contribution	33,148,234	36.8	Reserves	1,548,033	1.7
Closing Costs	179,867	0.2

Total Sources	$90,148,234	100.0%	Total Uses	$90,148,234	100.0%

(1)	Other upfront reserve represents rent holdback of $1,491,958 and environmental reserve of $56,075. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Life Time Fitness Portfolio Loan”) is evidenced by a note in the original principal amount of $57,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in two fitness retail properties located in Folsom, California and Fort Washington, Pennsylvania (the “Life Time Fitness Portfolio Properties”). The Life Time Fitness Portfolio Loan was originated by Goldman Sachs Mortgage Company on October 2, 2017 and represents approximately 5.6% of the Initial Pool Balance. The note evidencing the Life Time Fitness Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $57,000,000 and an interest rate of 4.4330% per annum. The borrowers utilized the proceeds of the Life Time Fitness Portfolio Loan to acquire the Life Time Fitness Portfolio Properties, fund reserves and pay origination costs.

The Life Time Fitness Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Life Time Fitness Portfolio Loan requires monthly payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Life Time Fitness Portfolio Loan is the due date in October 2027. Voluntary prepayment of the Life Time Fitness Portfolio Loan is prohibited prior to the due date in July 2027. Provided that no event of default under the related loan documents is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LIFE TIME FITNESS PORTFOLIO

■	The Mortgaged Properties. The Life Time Fitness Portfolio Properties are comprised of a 115,998 SF fitness retail property in Folsom, California (the “Folsom Property”) and a 115,668 SF fitness retail property located in Fort Washington, Pennsylvania (the “Fort Washington Property”).

Property Name	City	State	Total GLA	Year Built	Purchase Price	Appraised Value	Allocated Base Rent(1)
Life Time Fitness Folsom	Folsom	California	115,998	2017	$50,112,667	$50,110,000	$3,421,301
Life Time Fitness Fort Washington	Fort Washington	Pennsylvania	115,668	2017	38,307,667	39,120,000	2,612,659
Total / Wtd. Avg.			231,666		$88,420,333	$89,230,000	$6,033,960

(1)	Allocated Base Rent is based on master lease rents. See “—Master Lease” below.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Life Time Fitness Portfolio Properties:

Two Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Healthy Way of Life V, LLC 1	NR/NR/NR	115,998	50.1%	$3,421,301	56.7%	$29.49	12/31/2042	6, 5-year options
Healthy Way of Life V, LLC 2	NR/NR/NR	115,668	49.9	2,612,659	43.3	22.59	12/31/2042	6, 5-year options
Totals / Wtd. Avg. Tenants		231,666	100.0%	$6,033,960	100.0%	$26.05

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)	UW Base Rent is based on master lease rents. See “—Master Lease” below.

The following table presents certain information relating to the lease rollover schedule at the Life Time Fitness Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter(3)	231,666	100.0	100.0%	6,033,960	100.0	26.05	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	231,666	100.0%		$6,033,960	100.0%	$26.05	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	UW Base Rent is based on master lease rents. See “—Master Lease” below.

(3)	The master lease expires on December 31, 2042. See “—Master Lease” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LIFE TIME FITNESS PORTFOLIO

■	Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Life Time Fitness Portfolio Properties:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$6,033,960	$26.05
Total Rent	$6,033,960	$26.05
Less Vacancy & Credit Loss	(301,698)	(1.30)
Effective Gross Income	$5,732,262	$24.74
Total Operating Expenses	$0	$0.00

Net Operating Income	$5,732,262	$24.74
TI/LC	220,083	0.95
Replacement Reserves	13,900	0.06
Net Cash Flow	$5,498,279	$23.73

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of August 1, 2017 and contractual rent steps through October 31, 2018.

(3)	Underwritten Base Rent is based on master lease rents. See “—Master Lease” below.

■	Appraisal. According to an appraisal dated September 26, 2017, the Folsom Property had an “as-is” appraised value of $50,110,000 as of August 14, 2017. According to an appraisal dated September 27, 2017, the Fort Washington Property had an “as-is” appraised value of $39,120,000 as of August 18, 2017.

■	Environmental Matters. According to a Phase I environmental report dated May 4, 2017, there are no recognized environmental conditions or recommendations for further action at the Folsom Property. According to a Phase I environmental report dated September 14, 2017, there are no recognized environmental conditions or recommendations for further action at the Fort Washington Property other than a recommendation to further investigate and monitor the extent of groundwater contamination at the Fort Washington Property, including (a) the installation of two deep monitoring wells and up to two more offsite monitoring wells for horizontal and vertical delineation and four rounds of groundwater sampling be conducted, (b) modeling and reporting of groundwater data and (c) groundwater monitoring for up to two years after the first four rounds of sampling. The LTF Tenant as the prior owner of the Fort Washington Property is required to complete such testing and monitoring, and the estimated cost of approximately $123,950 was withheld from the purchase price for the Fort Washington Property. In the event that the LTF Tenant does not complete such testing and monitoring, the borrower, upon written notice from the lender, will be required to comply with the outstanding recommendations of the Phase 1 environmental report. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

■	Market Overview and Competition.

The following table presents certain information relating to the primary competition for the Life Time Fitness Portfolio Properties:

Life Time Fitness Folsom – Competitive Set(1)

Tenant	24 Hour Fitness	24 Hour Fitness	In Shape Health Club	Crunch Fitness	Crunch Fitness
Location (City, State)	Walnut Creek, CA	Downey, CA	Napa, CA	Van Nuys, CA	Sunnyvale, CA
Distance from Subject (mi)	71.8	365.9	68.3	341.3	103.7
Property Type	Retail	Retail	Retail	Retail	Retail
Year Built	2012	2015	2016	1950	1985
Total GLA (SF)	43,602	43,903	38,356	20,000	21,378
Total Occupancy	100%	N/A	100%	100%	100%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LIFE TIME FITNESS PORTFOLIO

Life Time Fitness Fort Washington – Competitive Set(1)

Tenant	LA Fitness	LA Fitness	LA Fitness	Life Time Fitness	LA Fitness
Location (City, State)	Allentown, PA	West Orange, NJ	Sugar Hill, GA	Dublin, OH	Miami, FL
Distance from Subject (mi)	36.9	67.0	641.3	417.0	1,036.0
Property Type	Retail	Retail	Retail	Retail	Retail
Year Built	2004	2015	2016	2006	2014
Total GLA (SF)	41,000	48,200	37,000	100,000	55,000
Total Occupancy	100%	100%	100%	100%	100%

(1)	Source: Appraisal.

■	The Borrower. The borrower is LCN-LNK Folsom (Multi) LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Life Time Fitness Portfolio Loan. The non-recourse carveout guarantors under the Life Time Fitness Portfolio Loan are LCN North American Fund II REIT and LNK Partners III, L.P, each an indirect owner of the borrower.

LCN North American Fund II REIT (“LCN”) is a Maryland real estate investment trust, which is controlled by Edward V. LaPuma and Bryan York Colwell, the founders of LCN Capital Partners. Edward V. LaPuma created and led W.P.Carey’s international businesses during his 15-year tenure. Co-founder Bryan York Colwell is a 16-year veteran of Goldman Sachs investment banking/M&A, served as a global group head at ABN Amro Bank. LCN has in excess of $1 billion aggregate assets under management in its LCN North American Fund I and LCN European Fund I. LCN North American Fund II and LCN European Fund II were recently created and have in excess of $1 billion aggregate.

LNK Partners, LLC (“LNK”) is a private equity firm focused on building consumer and retail businesses. LNK is currently investing out of its third fund, LNK Partners III, L.P. and its parallel vehicle, LNK Partners III (Parallel), L.P., and over its three funds has raised over $1 billion of committed capital to focus on making minority and majority investments in growth capital, buyouts, recapitalizations, or PIPEs. Select companies that LNK has invested in include Beachbody, Life Time Fitness, Ariat, PVH, Au Bon Pain and Fitness Connection. David Landau, a co-founder of LNK partners, currently serves on the Board of Directors of Life Time, Inc.

■	Master Lease. The borrower has entered into a master lease (the “LTF Lease”) with Healthy Way of Life V, LLC, that covers each of the Life Time Fitness Portfolio Properties. The LTF Lease was entered into as of the origination date between the borrower as landlord and Healthy Way of Life V, LLC, as master tenant (the “Master Tenant”), for a term of approximately 25 years. The obligations of the Master Tenant under the LTF Lease were guaranteed by Life Time, Inc. (the “Master Lease Guarantor”), an affiliate of the Master Tenant and the borrower. The Master Tenant has fully subordinated the LTF Lease to the Life Time Fitness Portfolio Whole Loan pursuant to a subordination, non-disturbance and attornment agreement. The initial aggregate quarterly rent under the LTF Lease is $1,508,490, and will be increased every five years at a fixed rate of 10%. The Master Tenant has a right of first offer related to the sale of the Life Time Fitness Portfolio Properties, provided that such right does not apply in the context of a foreclosure, deed of trust or other exercise of the lender’s remedies under the loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LIFE TIME FITNESS PORTFOLIO

■	Escrows. On the origination date, the borrower funded a rent holdback reserve in the amount of $1,491,958 and an environmental reserve in the amount of $56,075.

On each due date, the borrower is required to fund (a) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period (unless solely the obligation of the LTF Tenant or an approved successor or are paid directly to the taxing authority or the applicable insurance company by the LTF Tenant or its successor and (b) during the continuance of a Life Time Fitness Portfolio Trigger Period, (i) a capital expenditure reserve in an amount equal to approximately $4,826 and (ii) an LTF tenant reserve in an amount equal to approximately $48,264. Notwithstanding the foregoing, the borrower will not be required to fund the tax and insurance reserve with respect to taxes and insurance premiums that are solely the obligation of the LTF Tenant its approved successor or are paid directly to the taxing authority or the applicable insurance company by the LTF Tenant or its substitute, so long as no event of default under the Life Time Fitness Portfolio Loan has occurred and is continuing and the borrower provides proof of payment by the borrower, the LTF Tenant or its substitute.

In addition, on each due date during the continuance of a Life Time Fitness Portfolio Trigger Period, the related loan documents require an excess cash flow sweep as discussed under “—Lockbox and Cash Management” below.

A “Life Time Fitness Portfolio Trigger Period” means (i) from the conclusion of any 12-month period (tested quarterly) during which the net operating income is less than $5,128,866 until net operating income is equal to or greater than $5,128,866 for the trailing 12 month period (tested quarterly), (ii) upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Life Time Fitness Portfolio Trigger Period is ongoing, (iii) from the occurrence of an LTF Tenant Trigger Event until an LTF Tenant Trigger Cure and (iv) upon the failure of the borrower sponsors to satisfy certain net worth and liquidity covenants until such covenants are met.

An “LTF Tenant Trigger Event” means the occurrence of any of the following events (a) the date that Healthy Way of Life V, LLC or its successor (the “LTF Tenant”) gives notice of its intent not to extend or renew until an LTF Re-Tenanting Event has occurred, (b) the LTF Tenant fails to give notice to extend or renew until an LTF Re-Tenanting Event has occurred, (c) the occurrence of an event of default by the borrower under the LTF Lease until cured or an LTF Re-Tenanting Event has occurred, (d) the LTF Tenant becoming a debtor in any state or federal bankruptcy, insolvency or similar proceeding and ending when the LTF Tenant has affirmed its lease or an LTF Re-Tenanting Event has occurred or (e) the LTF Tenant does, or notifies the borrower that it intends to (A) “go dark”, vacate or surrenders its space, discontinues its operations or business at the space, in each case, for more than 18 consecutive months, or (B) abandons the entirety of the portion of the its space for at least 150 days in any 12-month period or until the LTF Tenant recommences operations at the LTF Tenant space or an LTF Re-Tenanting Event.

An “LTF Re-Tenanting Event” means either (i) the entirety of the leased space to the LTF Tenant pursuant to the LTF Lease has been leased to a third party tenant or tenants reasonably acceptable to the lender pursuant to one or more approved substitute leases or (ii) the LTF Tenant’s space is subject to a market level of occupancy pursuant to one or more approved substitute leases with a tenant(s) reasonably acceptable to the lender, provided that (y) the expiration date of each such lease is no earlier than October 2037 and (z) the leases, evaluated as a whole, are on equal or better economic terms than the original LTF Lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LIFE TIME FITNESS PORTFOLIO

■	Lockbox and Cash Management. The Life Time Fitness Portfolio Loan is structured with a hard lockbox and in-place cash management. The related loan documents require the borrower to direct the tenant to deposit payments directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Life Time Fitness Portfolio Properties and all other money received by the borrower or the property manager with respect to the Life Time Fitness Portfolio Properties be deposited into such lockbox account or a lender-controlled cash management account within two business days following receipt. All funds in the lockbox account are required to be swept into the cash management account at the end of each business day. On each due date, amounts in the cash management account will be applied to pay monthly debt service payments and any applicable reserves and, if no Life Time Fitness Portfolio Trigger Period or event of default are continuing, to be remitted into a borrower-controlled operating account. On each due date during the continuance of a Life Time Fitness Portfolio Trigger Period or event of default, the related loan documents require that all amounts on deposit in the cash management account in excess of the monthly debt service payment, required reserves and operating expenses be reserved in an excess cash flow reserve account.

■	Property Management. The Life Time Fitness Portfolio Properties are self-managed. Under the related loan documents, the Life Time Fitness Portfolio Properties are required to remain self-managed, or managed by any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Life Time Fitness Portfolio Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Life Time Fitness Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 180 days following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Life Time Fitness Portfolio Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents on a standalone basis (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $150,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Life Time Fitness Portfolio Properties are separately allocated to the Life Time Fitness Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STARWOOD LODGING HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STARWOOD LODGING HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STARWOOD LODGING HOTEL PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	138	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance(5)	$50,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(2)	$31,456.62
Size (Rooms)	10,576	Percentage of Initial Pool Balance	4.9%
Total TTM Occupancy as of 6/30/2017	72.7%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 6/30/2017	72.7%	Type of Security	Fee Simple and Leasehold
Year Built / Latest Renovation	1987-2013 / 2009-2017	Mortgage Rate	4.59850%
Appraised Value(1)	$1,165,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	60
Underwritten Revenues	$319,793,026
Underwritten Expenses	$219,737,995	Escrows
Underwritten Net Operating Income (NOI)	$100,055,030	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$87,263,309	Taxes	$0	$0
Cut-off Date LTV Ratio(2)(3)	28.6%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(4)	27.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	6.45x / 5.63x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	30.1% / 26.2%	Other(6)	$34,240,000	$492,981

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$800,000,000	100.0%	Loan Payoff	$753,109,751	94.1%
Reserves	34,240,000	4.3
Closing Costs	9,615,664	1.2
Principal Equity Distribution	1,603,940	0.2
Stub Interest	1,430,644	0.2

Total Sources	$800,000,000	100.0%	Total Uses	$800,000,000	100.0%

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the Starwood Lodging Hotel Portfolio of $1,089,600,000 plus an approximately 6.9% portfolio premium.

(2)	Calculated based on the aggregate outstanding balance of the SLP Senior Loans and excludes the SLP Subordinate Loan unless otherwise specified. See “—The Mortgage Loan” below.

(3)	The Cut-off Date LTV Ratio is calculated on the basis of the aggregate “as-is” appraised value including an approximately 6.9% portfolio premium. Excluding the portfolio premium, the Cut-off Date LTV Ratio is 30.5%. See “--Starwood Lodging Hotel Portfolio Total Debt Capital Structure” below

(4)	The Maturity Date LTV Ratio is calculated using the “as-stabilized” appraised value of $1,218,500,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value inclusive of the approximately 6.9% portfolio premium is 28.6% and the Maturity Date LTV Ratio calculated based on the “as-is” appraised value excluding the portfolio premium of approximately 6.9% is 30.5%. See “--Starwood Lodging Hotel Portfolio Total Debt Capital Structure” below

(5)	The Cut-off Date Principal Balance of $50,000,000 represents the non-controlling note A-2 of the $800,000,000 Starwood Lodging Hotel Portfolio Whole Loan. See “—The Mortgage Loan” below.

(6)	Upfront other reserve represents reserve for a property improvement plan (“PIP”). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Starwood Lodging Hotel Portfolio Loan”) is part of a whole loan (the “Starwood Lodging Hotel Portfolio Whole Loan”) consisting of three senior pari passu notes with an outstanding aggregate principal balance as of the Cut-off Date of $332,685,263 (the “SLP Senior Loans”) and one subordinate note with an outstanding aggregate principal balance as of the Cut-off Date of $467,314,737 (the “SLP Subordinate Loan”). The Starwood Lodging Hotel Portfolio Whole Loan has an aggregate outstanding principal balance as of the Cut-off Date of $800,000,000 and is secured by a first mortgage encumbering the borrowers’ fee simple and leasehold interests in a portfolio of hospitality properties located in 27 states (the “Starwood Lodging Hotel Portfolio Properties”). The Starwood Lodging Hotel Portfolio Loan (evidenced by note A-2) has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 4.9% of the Initial Pool Balance.

The Starwood Lodging Hotel Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on September 22, 2017. The Starwood Lodging Hotel Portfolio Whole Loan has an outstanding principal balance as of the Cut-off Date of $800,000,000 and each note has an interest rate of 4.5985% per annum. The borrowers utilized the proceeds of the Starwood Lodging Hotel Portfolio Whole Loan to refinance existing debt on the Starwood Lodging Hotel Portfolio Properties, fund reserves, pay origination costs and return equity to the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STARWOOD LODGING HOTEL PORTFOLIO

The Starwood Lodging Hotel Portfolio Whole Loan had an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The Starwood Lodging Hotel Portfolio Whole Loan requires interest only payments during its term. The scheduled maturity date of the Starwood Lodging Hotel Portfolio Whole Loan is October 5, 2022. At any time following the loan payment date in October 2018, the borrowers will have the right to prepay the Starwood Lodging Hotel Portfolio Whole Loan in whole or in part. Any voluntary prepayments prior to the due date in June 2022 require prepayment consideration equal to the greater of 1% of the amount prepaid or a yield maintenance premium. Provided no event of default under the related loan documents has occurred and is continuing, at any time after the second anniversary of the securitization closing date, the Starwood Lodging Hotel Portfolio Whole Loan may be defeased in whole or in part as described below under “—Release of Collateral” with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

The following table outlines the three senior pari passu notes and one subordinate note of the Starwood Lodging Hotel Portfolio Whole Loan:

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$257,685,263	$257,685,263	GSMS 2017-SLP	No
A-2	50,000,000	50,000,000	GSMS 2017-GS8	No
A-3	25,000,000	25,000,000	GSMC(1)	No
B	467,314,737	467,314,737	GSMS 2017-SLP	Yes
Total	$800,000,000	$800,000,000

(1)	Note A-3 is currently held by GSMC and is expected to be contributed to one or more future securitization transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STARWOOD LODGING HOTEL PORTFOLIO

See the Starwood Lodging Hotel Portfolio total debt capital structure table below. The relationship among the holders of the Starwood Lodging Hotel Portfolio Loan and the related companion loans is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Starwood Lodging Hotel Portfolio Whole Loan” in the Preliminary Prospectus.

Starwood Lodging Hotel Portfolio Total Debt Capital Structure

(1)	Based on the portfolio appraised value. The Cut-off Date LTV of the SLP Senior Loans is 30.5% and the Cut-off Date LTV Ratio of the Starwood Lodging Hotel Portfolio Whole Loan is 73.4% based on the aggregate “as-is” appraised value for each individual property, excluding the portfolio premium of approximately 6.9%.

(2)	Based on the aggregate portfolio UW NCF of $87,263,309.

(3)	Note A-3 is currently held by GSMC and is expected to be contributed to one or more future securitization transactions.

(4)	Based on the portfolio appraised value. Excluding the portfolio premium, the Implied Borrower Sponsor Equity is $289,600,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STARWOOD LODGING HOTEL PORTFOLIO

■	The Mortgaged Properties. The Starwood Lodging Hotel Portfolio Properties consists of 10,576 guestrooms in 138 hotels across 27 states. The Starwood Lodging Hotel Portfolio Properties include 100 Marriott-branded hotels (7,627 rooms), 25 Hilton-branded hotels (1,990 rooms), five Choice-branded hotels (322 rooms), four IHG-branded hotels (404 rooms), three Carlson-branded hotel (172 rooms) and one Best Western-branded hotel (61 rooms). The Starwood Lodging Hotel Portfolio Properties were constructed between 1987 and 2013 and have an average age of 19 years, with recent renovations taking place between 2009 and 2017 for 135 properties. Renovations occurring between 2014 and 2016 totaled approximately $98.3 million ($9,298 per room). As of TTM June 2017, the portfolio was 72.7% occupied and reported an average ADR and RevPAR of $110.86 and $80.64, respectively.

The largest Starwood Lodging Hotel Portfolio Property by TTM June 2017 NCF, Hilton Garden Inn Glastonbury, represents approximately 2.8% of the aggregate portfolio TTM June 2017 NCF, while the top 10 Starwood Lodging Hotel Portfolio Properties account for approximately 18.5% of the TTM June 2017 NCF. The Starwood Lodging Hotel Portfolio Properties average 77 rooms per hotel in size, with the properties ranging in size from the 48-room Owatonna Country Inn & Suites to the 168-room DoubleTree Holland. The Starwood Lodging Hotel Portfolio Properties operate under franchise agreements with Marriott, Hilton, IHG, Choice, Carlson and Best Western that have expirations ranging from November 2017 to July 2040. Over approximately 90.9% of the rooms (9,617 rooms) are under a Marriott or Hilton flag.

Since 2012, through the first half of 2017, over $185.2 million ($17,514 per room) has been invested for property improvement plans, renovations and capital expenditures across the portfolio, approximately $88.3 million ($8,349 per room) of which was by the previous owner. The borrower sponsor has invested approximately $34.2 million in 2015 and approximately $34.6 million in 2016 in order to complete PIP work and elective capex across the portfolio.

The following table presents certain information relating to the top 10 properties by allocated loan amount in the Starwood Lodging Hotel Portfolio:

				TTM Metrics(1)				Net Cash Flow
Top 10 Assets	# Rooms	TTM NCF %(1)	ALA %	Occupancy	ADR	RevPAR	RevPAR Penetration Index(2)	2016	TTM(1)
Hilton Garden Inn Glastonbury	150	2.8%	2.5%	80.0%	$141.70	$113.42	142.68%	$2,360,808	$2,445,231
Sheraton Hotel Woodbury	150	2.3	2.0	80.1%	$133.99	$107.28	152.90%	2,031,003	1,979,319
DoubleTree Holland	168	1.7	1.8	67.6%	$115.16	$77.86	89.89%	1,505,612	1,457,257
Lexington Residence Inn	104	1.7	1.7	85.3%	$121.06	$103.25	128.52%	1,430,697	1,487,929
Residence Inn Mystic Groton	133	1.9	1.7	78.7%	$132.65	$104.42	119.44%	1,597,511	1,699,388
Lexington Courtyard	103	1.6	1.7	76.5%	$128.36	$98.17	117.90%	1,391,895	1,432,305
Residence Inn Baton Rouge	93	2.0	1.6	88.0%	$131.33	$115.57	125.65%	1,612,929	1,710,025
TownePlace Suites Boise Downtown	121	1.8	1.6	72.9%	$114.41	$83.39	85.68%	1,491,483	1,529,124
San Bernardino Hampton Inn & Suites	114	1.2	1.6	79.7%	$122.36	$97.58	112.21%	1,150,367	1,026,697
Fairfield Inn and Suites Reno Sparks	88	1.6	1.5	82.2%	$121.42	$99.81	148.06%	1,166,302	1,414,227
Other	9,352	81.5	82.2	72.0%	$108.58	$78.18	120.73%	72,300,699	71,144,428
Total	10,576	100.0%	100.0%	72.7%	$110.86	$80.64	120.57%	$88,039,307	$87,325,931

(1)	TTM as of June 30, 2017.
(2)	Index based on the competitive set as defined by Smith Travel Research and based on upon information provided by Smith Travel Research.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STARWOOD LODGING HOTEL PORTFOLIO

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Starwood Lodging Hotel Portfolio Properties:

Starwood Lodging Hotel Portfolio(1)

	2014	2015	2016	TTM 6/30/2017
Occupancy	72.9%	73.2%	72.8%	72.7%
ADR	$105.86	$109.10	$110.33	$110.86
RevPAR	$77.15	$79.89	$80.33	$80.64

(1)	As provided by the borrowers and represents averages for the indicated periods.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Starwood Lodging Hotel Portfolio Properties:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 6/30/2017	Underwritten	Underwritten $ per Room
Rooms Revenue	$298,333,403	$308,706,144	$310,337,358	$310,657,032	$310,657,032	$29,374
Food & Beverage Revenue	6,422,813	6,960,287	7,052,140	7,133,329	7,133,329	674
Other Revenue(2)	2,366,028	2,200,365	2,152,206	2,002,664	2,002,664	189
Total Revenue	$307,122,244	$317,866,796	$319,541,704	$319,793,026	$319,793,026	$30,238

Room Expense	$70,962,432	$76,155,691	$77,082,988	$77,543,009	$77,543,009	$7,332
Food & Beverage Expense	5,367,718	5,739,500	5,454,463	5,411,129	5,411,129	512
Other Expense	829,479	1,085,287	937,464	903,364	903,364	85
Total Departmental Expense	$77,159,628	$82,980,478	$83,474,915	$83,857,502	$83,857,502	$7,929
Total Undistributed Expense	112,528,752	113,740,379	116,777,586	117,428,255	117,428,255	11,103
Total Fixed Expense	17,774,539	17,497,351	18,468,228	18,389,618	18,452,239	1,745
Total Operating Expenses	$207,462,919	$214,218,209	$218,720,729	$219,675,374	$219,737,995	$20,777

Net Operating Income	$99,659,326	$103,648,588	$100,820,975	$100,117,652	$100,055,030	$9,461
FF&E	$12,284,890	$12,714,672	$12,781,668	$12,791,721	$12,791,721	$1,210
Net Cash Flow	$87,374,436	$90,933,916	$88,039,307	$87,325,931	$87,263,309	$8,251

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes valet and daily parking, movie rentals, cancellation/attrition and other miscellaneous revenue.

■	Appraisal. According to the appraisal, the Starwood Lodging Hotel Portfolio Properties had a portfolio appraised value of $1,165,000,000 dated August 7, 2017 and August 8, 2017, which includes a $75,400,000 portfolio premium and an aggregate “as-is” appraised value of $1,089,600,000 without the portfolio premium.

■	Environmental Matters. According to Phase I environmental reports conducted for the Starwood Lodging Portfolio Properties, there are no recognized environmental conditions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STARWOOD LODGING HOTEL PORTFOLIO

■	The Borrowers. The borrowers are 136 single-purpose entities which have pledged the fee simple and leasehold interests in the 138 properties. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Starwood Lodging Hotel Portfolio Loan. The non-recourse carveout guarantor under the Starwood Lodging Hotel Portfolio Loan is SCG Hotel Investors Holdings, L.P., an indirect owner of the borrowers. Recourse to the guarantor for bankruptcy-related matters is capped at $160,000,000.

Starwood Capital (“Starwood”) formed the guarantor in 2016 to acquire a number of select-service hotels that were previously acquired by various Starwood affiliates between 2007 and 2015 at a total enterprise value of over $3 billion as of September 2017. As a result of these acquisitions, SCG Hotel Investors Holdings, L.P. indirectly owns 276 hotels totaling more than 24,000 rooms across 40 states. SCG Hotel Investors Holdings, L.P’s cost basis as of August 2017 for the Starwood Lodging Hotel Portfolio is $1.29 billion. Since 2012, $185.2 million has been invested across the portfolio, approximately $88.3 million of which was from the previous owner. The guarantor expects to invest approximately $40.2 million through 2022, of which approximately $32.2 million was reserved in the property improvement plan reserve at origination.

■	Escrows. On the origination date, the borrowers funded a PIP reserve in the amount of approximately $34.2 million. The borrowers are required to fund the following reserves monthly:

a.	during an SLP Trigger Period or event of default under the Starwood Lodging Hotel Portfolio Whole Loan, the basic carrying costs escrow account in amounts sufficient to accumulate payments for property taxes, ground rents and insurance premiums (unless, with respect to insurance premiums, no loan event of default is continuing and insurance is maintained under blanket policies);

b.	the FF&E reserve account in a monthly amount equal to the greater of the amount mandated by any franchise agreement and an amount equal to the product of 1/12 of 4% of borrowers’ operating income over the trailing twelve month period unless with respect to the amount required for any particular property, no event of default is continuing and reserves in the amount required above are maintained by a property manager or franchisor unaffiliated with the borrowers and such account is pledged to the lender;

c.	a PIP reserve account, until and including the due date in September 2018, in an amount equal to $492,981; and

d.	during an SLP Trigger Period or event of default, an account with respect to excess cash flow (after payment of all required debt service, reserves and operating expenses).

In addition, on each due date during the continuance of an SLP Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

An “SLP Trigger Period” will be continuing during (i) any time the debt yield as of the conclusion of any fiscal quarter falls below 8.25% until (a) the debt yield as of the conclusion of two consecutive fiscal quarters is equal to or greater than 8.25% or (b) the debt yield as of the conclusion of a single fiscal quarter is equal to or greater than 8.50% or (ii) upon any termination, expiration or cancellation of a franchise agreement in violation of the loan documents until a replacement franchise agreement meeting certain requirements under the loan agreement is entered into or such property is released from the lien in accordance with the loan documents. The borrowers are permitted to cure or prevent any SLP Trigger Period by posting cash collateral or prepaying the Starwood Lodging Hotel Portfolio Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STARWOOD LODGING HOTEL PORTFOLIO

■	Lockbox and Cash Management. The Starwood Lodging Hotel Portfolio Loan is structured with one or more borrower-controlled property accounts, a soft springing hard lockbox and springing cash management. The related loan documents require all revenues, including credit card receivables, from the Starwood Lodging Hotel Portfolio Properties to be deposited into one or more property accounts within two business days following receipt. Funds in the property accounts will be remitted to the applicable lender-controlled lockbox account no less than once a month, or, with respect to any Starwood Lodging Hotel Portfolio Properties managed by an affiliate of any borrower or guarantor, by the end of the second business day after receipt. During an SLP Trigger Period or an event of default under the Starwood Lodging Hotel Portfolio Whole Loan, all credit card receivables are to be remitted directly into the applicable lockbox account and all cash revenues relating to the Properties are to be deposited in the applicable lockbox account or a lender-controlled cash management account by the end of the second business day following receipt. For so long as no SLP Portfolio Trigger Period or event of default under the Starwood Lodging Hotel Portfolio Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of an SLP Trigger Period or event of default under the Starwood Lodging Hotel Portfolio Whole Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis and all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses, are required to be reserved in an excess cash flow reserve account as additional collateral.

■	Property Management. The Starwood Lodging Hotel Portfolio Properties are managed by, as applicable, TMI Property Management, L.L.C., a Delaware limited liability company, Pillar Hotels and Resorts, LLC, a Delaware limited liability company, Schulte Hospitality Group, Inc., an Illinois corporation or Hersha Hospitality Management L.P., a Pennsylvania limited partnership. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding and which proceeding would reasonably be expected to have a material adverse effect, (ii) if the lender accelerates the Starwood Lodging Hotel Portfolio Loan as a result of an event of default or (iii) during the continuance of a material default by the property manager under the management agreement, which after the expiration of any applicable notice and/or cure periods, results in a material adverse effect.

■	Release of Collateral. Following the due date in October 2018 for prepayments and the second anniversary of the securitization closing date for defeasance, as applicable, the borrower, upon satisfaction of certain conditions, may obtain the release of one or more Starwood Lodging Hotel Portfolio Properties in connection with a sale of such Starwood Lodging Hotel Portfolio Properties by prepaying or defeasing, as applicable, a portion of the Starwood Lodging Hotel Portfolio Whole Loan equal to the applicable release price. The release price for any Starwood Lodging Hotel Portfolio Property in connection with a sale to a third party will be the related allocated loan amount plus a premium that increases as additional amounts are prepaid or defeased in connection with sales to third parties, expressed as a percentage of the related allocated loan amount as set forth in the chart below. The release price for any Starwood Lodging Hotel Portfolio Property transferred to an affiliate of the borrowers or borrower sponsor is 120% of the related allocated loan amount.

Principal Balance Previously Defeased or Prepaid	Release Price (Inclusive of Premium) as a Percentage of Allocated Loan Amount
$0 – $80,000,000	105%
Greater than $80,000,000 – $120,000,000	110%
Greater than $120,000,000 – $160,000,000	115%
Greater than $160,000,000	120%

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STARWOOD LODGING HOTEL PORTFOLIO

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Starwood Lodging Hotel Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Starwood Lodging Hotel Portfolio Loan as described in the preceding sentence, but in that event the borrowers are not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents on a standalone basis (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy so long as the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Starwood Lodging Hotel Portfolio Properties are separately allocated to the Starwood Lodging Hotel Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
CANADA
MEXICO
Pacific Ocean
Atlantic Ocean
Gulf of Mexico
Seattle
WA
Portland
OR
ID
Boise
MT
Missoula
Billings
WY
Casper
Cheyenne
ND
Fargo
Bismarck
SD
Rapid City
MN
Minneapolis
WI
Milwaukee
IA
Des Moines
NE
Omaha
Salt Lake City
UT
Reno
NV
Sacramento
San Francisco
CA
Las Vegas
St George
Denver
CO
Colorado Springs
KA
Wichita
Kansas City
MO
St Louis
IL
Chicago
MI
Detroit
IN
Indianapolis
OH
Columbus
Cleveland
Cincinnati
KY
Lexington
Nashville
TN
Memphis
AR
Little Rock
OK
Tulsa
Oklahoma City
TX
Dallas
Fort Worth
Austin
Houston
San Antonio
Shreveport
LA
New Orleans
MS
Jackson
AL
Birmingham
GA
Atlanta
SC
NC
Charlotte
FL
Jacksonville
Orlando
Tampa
Miami
Flagstaff
AZ
Phoenix
Tucson
Los Angeles
San Diego
Albuquerque
NM
Las Cruces
Washington DC
WV
VA
Richmond
PA
Philadelphia
Baltimore
DE
NY
Buffalo
Albany
Boston
VT
NH
MA
CT
RI
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16

Bass Pro & Cabela's Portfolio

#	Property Name	Address	City/State	Zip Code
1	Cabela's Rogers	20200 Rogers Drive	Rogers, MN	55374
2	Cabela's Lone Tree	10670 Cabela Drive	Lone Tree, CO	80124
3	Bass Pro San Antonio	17907 IH-10 West	San Antonio, TX	78257
4	Cabela's Allen	1 Cabela Drive	Allen, TX	75002
5	Cabela's Lehi	2502 West Cabelas Boulevard	Lehi, UT	84043
6	Bass Pro Tampa	10501 Palm River Road	Tampa, FL	33619
7	Cabela's Hammond	7700 Cabela Drive	Hammond, IN	46324
8	Bass Pro Round Rock	200 Bass Pro Drive	Round Rock, TX	78665
9	Cabela's Fort Mill	1000 Cabelas Drive	Fort Mill, SC	29708
10	Cabela's Wichita	2427 North Greenwich Road	Wichita, KS	67226
11	Cabela's Owatonna	3900 Cabelas Drive	Owatonna, MN	55060
12	Cabela's Centerville	5500 Cornerstone North Boulevard	Centerville, OH	45440
13	Cabela's Huntsville	7090 Cabela Drive Northwest	Huntsville, AL	35806
14	Bass Pro Port St. Lucie	2250 Southwest Gatlin Boulevard	Port St. Lucie, FL	34953
15	Cabela's Waco	2700 Market Place Drive	Waco, TX	76711
16	Cabela's East Grand Forks	210 Demers Avenue	East Grand Forks, MN	56721

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	16	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance(2)	$47,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)	$102.77
Size (SF)	1,896,527	Percentage of Initial Pool Balance	4.7%
Total Occupancy as of 10/31/2017	100.0%	Number of Related Mortgage Loans(3)	2
Owned Occupancy as of 10/31/2017	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.3790%
Appraised Value	$386,700,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$32,578,204
Underwritten Expenses	$7,640,446	Escrows
Underwritten Net Operating Income (NOI)	$24,937,758	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$23,515,362	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	50.4%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	50.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.88x / 2.72x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.8% / 12.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$194,900,000	56.8%	Purchase Price	$341,609,572	99.5%
Principal’s New Cash Contribution	148,423,879	43.2	Closing Costs	1,714,307	0.5

Total Sources	$343,323,879	100.0%	Total Uses	$343,323,879	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Bass Pro & Cabela’s Portfolio Whole Loan. See “— The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance represents the controlling note A-1-1 of the $194,900,000 Bass Pro & Cabela’s Portfolio Whole Loan. See “— The Mortgage Loan” below.

(3)	The borrower sponsor for the Bass Pro & Cabela’s Portfolio Whole Loan is also the borrower sponsor for the Cabela’s Industrial Portfolio Whole Loan.

■	The Mortgage Loan. The mortgage loan (the “Bass Pro & Cabela’s Portfolio Loan”) is part of a whole loan (the “Bass Pro & Cabela’s Portfolio Whole Loan”) comprised of 10 pari passu notes with an aggregate principal balance of $194,900,000 that are secured by a first mortgage encumbering the borrowers’ fee simple interest in a portfolio of retail properties located in 10 states (the “Bass Pro & Cabela’s Portfolio Properties”). The Bass Pro & Cabela’s Portfolio Loan (evidenced by note A-1(A-CP) and note A-1(A-NCP)) has an outstanding principal balance as of the Cut-off Date of $47,500,000 and represents approximately 4.7% of the Initial Pool Balance.

The Bass Pro & Cabela’s Portfolio Whole Loan was co-originated by Goldman Sachs Mortgage Company, Wells Fargo Bank, National Association and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York on September 25, 2017. The Bass Pro & Cabela’s Portfolio Whole Loan has an outstanding principal balance as of the Cut-off Date of $194,900,000 and each note has an interest rate of 4.3790% per annum. The borrowers utilized the proceeds of the Bass Pro & Cabela’s Portfolio Loan to acquire the Bass Pro & Cabela’s Portfolio Properties and pay origination costs.

The Bass Pro & Cabela’s Portfolio Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Bass Pro & Cabela’s Portfolio Whole Loan requires interest only payments during its term. The scheduled maturity date of the Bass Pro & Cabela’s Portfolio Whole Loan is the due date in October 2027. At any time following the due date in October 2019 (the “Bass Pro & Cabela’s Portfolio Yield Maintenance Lockout Period”), the borrowers will have the right to prepay the Bass Pro & Cabela’s Portfolio Whole Loan, in whole or in part, subject, prior to the due date in April 2027, to payment of a prepayment fee equal to the greater of a yield maintenance premium and (ii) 1% of the amount being prepaid, provided that no such yield maintenance premium will be payable with respect to the first $25,000,000 ($10,000,000 of which is represented by note A-1(A-NCP) and in included in the trust) of principal voluntarily repaid, which can be prepaid at any time. The Bass Pro & Cabela’s Portfolio Whole Loan is prepayable without penalty on or after the due date in April 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

Provided no event of default under the related loan documents has occurred and is continuing, at any time after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Bass Pro & Cabela’s Portfolio Whole Loan is deposited and (ii) the third anniversary of the origination of the Bass Pro & Cabela’s Portfolio Whole Loan (the “Bass Pro & Cabela’s Portfolio Defeasance Lockout Period”), the Bass Pro & Cabela’s Portfolio Whole Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

The following table outlines the 10 pari passu senior notes of the Bass Pro & Cabela’s Portfolio Whole Loan:

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1(A-CP)	$37,500,000	$37,500,000	GSMS 2017-GS8	Yes
Note A-1(A-NCP)	10,000,000	10,000,000	GSMS 2017-GS8	Yes
Note A-1-2	30,460,000	30,460,000	GSMC	No
Note A-2	58,470,000	58,470,000	WFB	No
Note A-3(A-CP)	20,000,000	20,000,000	UBS 2017-C5	No
Note A-3(B-CP)	20,000,000	20,000,000	UBS AG	No
Note A-3(C-CP)	10,970,000	10,970,000	UBS AG	No
Note A-3(D-NCP)	2,500,000	2,500,000	UBS AG	No
Note A-3(E-NCP)	2,500,000	2,500,000	UBS AG	No
Note A-3(F-NCP)	2,500,000	2,500,000	UBS AG	No
Total	$194,900,000	$194,900,000

The relationship among the holders of the Bass Pro & Cabela’s Portfolio Loan and the related companion loans is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans– Bass Pro & Cabela’s Portfolio Whole Loan” in the Preliminary Prospectus.

■	The Mortgaged Properties. The Bass Pro & Cabela’s Portfolio Whole Loan is comprised of the fee simple interest in a cross-collateralized, portfolio of 16 single tenant retail properties leased to Cabela’s (12 properties) and Bass Pro Shops (four properties) totaling 1,896,527 SF of space across 10 states. The Bass Pro & Cabela’s Portfolio Properties were constructed between 1997 and 2016 and range in size from 43,263 SF to 188,745 SF, with an average size of 118,533 SF. The Bass Pro & Cabela’s Portfolio Properties are subject to the triple net Master Lease as described below that has six five-year extension options and no termination options. No Bass Pro & Cabela’s Portfolio Property accounts for more than 10.8% of the total rental income and no single state comprises more than 25.2% of the total rental income.

Bass Pro Shops recently acquired Cabela’s for a purchase price of approximately $5.0 billion. The merger received regulatory approval on July 5, 2017 and closed on September 25, 2017. Following the merger, the combined company is known as the Bass Pro Group, LLC (Moody’s/S&P: Ba3/B+). Bass Pro Shops was founded in 1972 in Springfield, Missouri. Bass Pro Shops is a privately held national retailer of hunting, fishing, camping and related outdoor gear and apparel. Bass Pro Shops operates 95 Bass Pro stores across 32 U.S. states and four Canadian provinces. Cabela’s (NYSE: CAB) was founded in 1961 and went public in 2004. Cabela’s is a direct marketer and specialty retailer of hunting, fishing, boating, camping, shooting, and related outdoor recreation merchandise. As of year-end 2016, the company operated 85 retail stores, including 74 stores in the U.S. and 11 stores in Canada. Cabela’s stores ranged in size from 40,000 SF to 246,000 SF.

The following table presents certain information relating to the Bass Pro & Cabela’s Portfolio Master Lease at the Bass Pro & Cabela’s Portfolio Properties:

Tenant Name	Credit Rating (Fitch/Moody’s/S&P)(1)	Tenant GLA	% of GLA	Annual UW Rent	% of Total Annual UW Rent	Annual UW Rent PSF	Lease Expiration	Renewal / Extension
Cabela’s Wholesale, Inc.	NR / Ba3 / B+	1,896,527	100.0%	$26,652,400	100.0%	$14.05	4/30/2042(2)	6, 5-year options
Total / Wtd. Avg.		1,896,527	100.0%	$26,652,400	100.0%	$14.05

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The Bass Pro & Cabela’s Portfolio Properties are leased to the Master Tenant under a 25-year NNN master lease and operated under the Cabela’s and Bass Pro Shop brands.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

The following tables present certain information relating to the Bass Pro & Cabela’s Portfolio Properties:

Property Name	City	State	Total SF	Year Built	Appraised Value	Allocated Base Rent(1)	Occupancy Cost(2)	Allocated Cut- off Date LTV Ratio(3)
Cabela’s Hammond	Hammond	Indiana	188,745	2007	$25,700,000	$1,800,000	4.6%	50.6%
Cabela’s Rogers	Rogers	Minnesota	186,379	2005	41,100,000	2,878,000	4.5%	50.4
Bass Pro San Antonio	San Antonio	Texas	184,656	2006	34,200,000	2,308,100	5.5%	50.3
Cabela’s Lehi	Lehi	Utah	169,713	2006	30,600,000	1,990,000	4.7%	50.3
Cabela’s Owatonna	Owatonna	Minnesota	161,987	1997	19,000,000	1,520,000	4.6%	50.5
Bass Pro Tampa	Tampa	Florida	132,734	2015	28,800,000	2,302,850	4.9%	50.3
Bass Pro Round Rock	Round Rock	Texas	120,763	2014	25,000,000	1,500,000	5.0%	50.4
Cabela’s Lone Tree	Lone Tree	Colorado	108,077	2013	34,950,000	2,445,000	4.7%	50.4
Cabela’s Allen	Allen	Texas	107,329	2010	33,600,000	2,100,000	4.0%	50.3
Cabela’s Fort Mill	Fort Mill	South Carolina	104,476	2014	23,250,000	1,627,100	6.1%	50.3
Bass Pro Port St. Lucie	Port St. Lucie	Florida	86,637	2013	15,350,000	1,150,000	5.0%	50.2
Cabela’s Huntsville	Huntsville	Alabama	82,443	2016	16,400,000	1,025,000	4.7%	50.6
Cabela’s Wichita	Wichita	Kansas	80,699	2011	20,800,000	1,404,550	5.2%	50.5
Cabela’s Centerville	Centerville	Ohio	71,872	2016	17,600,000	1,143,600	7.6%	50.6
Cabela’s East Grand Forks	East Grand Forks	Minnesota	66,754	1999	8,500,000	660,000	4.5%	50.6
Cabela’s Waco	Waco	Texas	43,263	2013	11,850,000	798,200	4.8%	50.6
Total / Wtd. Avg.			1,896,527		$386,700,000	$26,652,400	4.9%	50.4%

(1)	Allocated base rent is based on rents as set forth in the Bass Pro & Cabela’s Portfolio Master Lease as of September 25, 2017. See “—Master Lease” below.

(2)	Occupancy cost is based on TTM June 30, 2017 sales.

(3)	Based on the Bass Pro & Cabela’s Portfolio Allocated Whole Loan amount.

Historical Sales Performance

Property Name	Tenant GLA(1)	Sales ($)				Sales ($) per SF
		2014	2015	2016	TTM(2)	2014	2015	2016	TTM(2)
Cabela’s Rogers	186,379	$66,143,890	$66,114,325	$65,612,864	$64,397,009	$355	$355	$352	$346
Cabela’s Lone Tree	108,077	50,540,139	53,173,638	53,507,506	52,580,155	468	492	495	487
Bass Pro San Antonio	184,656	46,850,725	45,147,437	42,252,151	41,944,692	254	244	229	227
Cabela’s Allen	107,329	51,003,648	54,760,193	55,165,344	53,101,409	475	510	514	495
Cabela’s Lehi	169,713	49,050,049	53,127,414	45,616,127	42,784,972	289	313	269	252
Bass Pro Tampa	132,734	NAV	NAV	49,556,186	47,290,425	NAV	NAV	373	356
Cabela’s Hammond	188,745	40,171,544	41,750,631	40,674,889	38,911,591	213	221	216	206
Bass Pro Round Rock	120,763	NAV	NAV	29,280,166	30,223,077	NAV	NAV	242	250
Cabela’s Fort Mill	104,476	NAV	26,514,959	28,348,550	26,548,534	NAV	254	271	254
Cabela’s Wichita	80,699	32,134,636	31,487,608	28,598,702	27,079,480	398	390	354	336
Cabela’s Owatonna	161,987	36,740,413	36,280,363	35,215,690	33,160,088	227	224	217	205
Cabela’s Centerville	71,872	NAV	NAV	13,038,242	15,092,953	NAV	NAV	181	210
Cabela’s Huntsville	82,443	NAV	NAV	22,460,788	22,016,732	NAV	NAV	272	267
Bass Pro Port St. Lucie	86,637	24,021,522	23,758,647	23,690,873	22,866,252	277	274	273	264
Cabela’s Waco	43,263	14,778,172	17,044,063	17,119,752	16,532,260	342	394	396	382
Cabela’s East Grand Forks	66,754	16,543,482	16,342,556	15,356,164	14,618,059	248	245	230	219
Total/Wtd. Avg.	1,896,527	$427,978,220	$465,501,833	$565,493,993	$549,147,687	$309	$313	$298	$290

(1)	Information is based on the underwritten rent roll.

(2)	TTM Sales ($) and TTM Sales PSF are for the 12-month period ending June 30, 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

The following table presents certain information relating to the lease rollover schedule at the Bass Pro & Cabela’s Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter(2)	1,896,527	100.0	100.0%	26,652,400	100.0	14.05	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,896,527	100.0%		$26,652,400	100.0%	14.05	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	The Bass Pro & Cabela’s Portfolio Master Lease expires on April 30, 2042.

The following table presents certain information relating to historical occupancy at the Bass Pro & Cabela’s Portfolio Properties:

Historical Leased %(1)

As of 10/31/2017
100.0%

(1)	There are no historical occupancy figures as the Bass Pro & Cabela’s Portfolio Properties were owner occupied prior to executing the Bass Pro & Cabela’s Portfolio Master Lease on September 25, 2017.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Bass Pro & Cabela’s Portfolio Properties:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$26,652,400	$14.05
Total Reimbursement Revenue	7,640,446	4.03
Gross Revenue	$34,292,846	$18.08
Vacancy Loss	(1,714,642)	(0.90)
Effective Gross Revenue	$32,578,204	$17.18
Assumed Expenses	6,663,100	3.51
Management Fee	977,346	0.52
Total Operating Expenses	$7,640,446	$4.03
Net Operating Income	$24,937,758	$13.15
TI/LC	948,264	0.50
Replacement Reserves	474,132	0.25
Net Cash Flow	$23,515,362	$12.40

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the Underwritten cash flow.

(2)	There are no historical cash flow figures as the Bass Pro & Cabela’s Portfolio Properties were owner occupied prior to executing the Bass Pro & Cabela’s Portfolio Master Lease on September 25, 2017.

(3)	Underwritten Base Rental Revenue is based on the minimum rent set forth in the Bass Pro & Cabela’s Portfolio Master Lease. See “—Master Lease” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

■	Appraisals. According to the appraisals, the Bass Pro & Cabela’s Portfolio Properties had an “as-is” combined appraised value of $386,700,000 and a combined “dark value” of $203,500,000 as of July 1, 2017.

■	Environmental Matters. According to the Phase I environmental site assessments for the Bass Pro & Cabela’s Portfolio Properties dated between November 28, 2016 and April 14, 2017, there are no recognized environmental conditions or recommendations for further action at the Bass Pro & Cabela’s Portfolio Properties.

■	Market Overview and Competition. The Bass Pro & Cabela’s Portfolio Properties are located across 15 markets in 10 states, with the top three markets, Twin Cities (18.4% of SF), Chicago (10.0% of SF), and San Antonio (9.7% of SF) representing 38.1% of SF with no other market representing more than 8.9% of SF. The Bass Pro & Cabela’s Portfolio Properties are freestanding sporting goods stores.

The following table presents certain market information relating to the Bass Pro & Cabela’s Portfolio Properties:

Market Information(1)

Property Name	Location	Market(2)	Estimated 2017 Population(3)	Estimated 2017 Average Household Income(3)	Rental Rate PSF
					Actual(4)	Market(2)
Cabela’s Rogers	Rogers, MN	Twin Cities	32,950	$121,804	$15.44	$14.25
Cabela’s Lone Tree	Lone Tree, CO	Denver	156,660	$141,711	$22.62	$21.00
Bass Pro San Antonio	San Antonio, TX	San Antonio	135,780	$109,077	$12.50	$12.00
Cabela’s Allen	Allen, TX	Dallas	239,733	$132,938	$19.57	$20.00
Cabela’s Lehi	Lehi, UT	Salt Lake City	113,925	$107,930	$11.73	$11.75
Bass Pro Tampa	Tampa, FL	Tampa-St. Petersburg/Clearwater	199,723	$65,282	$17.35	$17.00
Cabela’s Hammond	Hammond, IN	Chicago	228,213	$65,540	$9.54	$9.70
Bass Pro Round Rock	Round Rock, TX	Austin	132,637	$97,299	$12.42	$12.50
Cabela’s Fort Mill	Fort Mill, SC	Charlotte	148,219	$80,904	$15.57	$15.00
Cabela’s Wichita	Wichita, KS	Wichita	115,269	$88,536	$17.40	$13.00
Cabela’s Owatonna	Owatonna, MN	Twin Cities	26,126	$72,739	$9.38	$8.50
Cabela’s Centerville	Centerville, OH	Dayton	128,676	$85,520	$15.91	$12.00
Cabela’s Huntsville	Huntsville, AL	Huntsville	102,803	$69,794	$12.43	$14.00
Bass Pro Port St. Lucie	Port St. Lucie, FL	Port St. Lucie/Fort Pierce	109,748	$70,134	$13.27	$12.50
Cabela’s Waco	Waco, TX	Waco	129,894	$58,388	$18.45	$17.00
Cabela’s East Grand Forks	East Grand Forks, MN	Grand Forks	67,005	$67,934	$9.89	$10.00
Wtd. Avg.					$14.05	$13.38

(1)	Information is based on third party market research reports.

(2)	Information is based on the appraisals.

(3)	Information is based on a five-mile radius.

(4)	Information is based on the Bass Pro & Cabela’s Portfolio Master Lease. See “—Master Lease” below.

■	The Borrowers. The borrowers are 16 single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Bass Pro & Cabela’s Portfolio Loan. The non-recourse carveout guarantor under the Bass Pro & Cabela’s Portfolio Loan is Starwood Property Trust, Inc., an indirect owner of the borrowers. The guarantor is only liable for 20% of the guaranty obligations arising from a bankruptcy or similar event of the borrowers.

Starwood Property Trust, Inc. is an affiliate of global private investment firm Starwood Capital Group. The firm is one the largest commercial mortgage real estate investment trust in the United States. As of second quarter 2017, the company reported an equity market capitalization of approximately $5.8 billion and an enterprise value of $12.4 billion. Since inception, Starwood Property Trust, Inc. has deployed over $29.0 billion in capital across various commercial real estate debt investments, commercial and residential mortgage-backed securities, and other commercial and residential real estate-related debt investments. The company currently owns a diversified portfolio of retail, residential, office and medical office properties across the U.S. and Europe.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

■	Master Lease. The borrowers have entered into a master lease (the “Bass Pro & Cabela’s Portfolio Master Lease”) with Cabela’s Wholesale, Inc., that covers each of the Bass Pro & Cabela’s Portfolio Properties. The Bass Pro & Cabela’s Portfolio Master Lease was entered into as of September 25, 2017 between the borrowers as landlord and Cabela’s Wholesale, Inc., an affiliate of the borrowers, as master tenant (the “Master Tenant”), for a term of approximately 25 years. The obligations of the Master Tenant under the Bass Pro & Cabela’s Portfolio Master Lease were guaranteed by Bass Pro Group, LLC (the “Master Lease Guarantor”), an affiliate of the Master Tenant and the borrowers. The Master Tenant has fully subordinated the Bass Pro & Cabela’s Portfolio Master Lease to the Bass Pro & Cabela’s Portfolio Whole Loan pursuant to a subordination, non-disturbance and attornment agreement. The initial aggregate annual rent under the Bass Pro & Cabela’s Portfolio Master Lease is $26,652,400, and will be increased every five years based on the lesser of (i) 12.5% and (ii) the consumer price index. Upon expiration of the Bass Pro & Cabela’s Portfolio Master Lease, the master tenant will not have a purchase option.

■	Escrows. On each due date during the continuance of a Bass Pro & Cabela’s Portfolio Trigger Period, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrowers are maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrowers provide evidence of renewals of such policies and payment of related premiums, (ii) a tenant improvement and leasing commissions reserve in an amount equal to one-twelfth of the product of (a) $1.00 and (b) the aggregate amount of rentable square feet of all Bass Pro & Cabela’s Portfolio Properties subject to the lien of the mortgage as of such due date (which, as of the origination date was $158,044) and (iii) a capital expenditure reserve in an amount equal to one-twelfth of the product of and (a) $0.25 and (b) the aggregate amount of rentable square feet of all Bass Pro & Cabela’s Portfolio Properties subject to the lien of the mortgage as of such due date (which, as of the origination date was $39,511).

In addition, on each due date during the continuance of a Bass Pro & Cabela’s Portfolio Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Bass Pro & Cabela’s Portfolio Trigger Period” means (i) upon the debt yield, determined as of the last day of any fiscal quarter being less than 10.5%, until the debt yield is at least 10.5% for two consecutive fiscal quarters, (ii) any period during the continuance of a Bass Pro Event or (iii) if annual or quarterly financial reports are not delivered to the lender when required until such reports are delivered and indicate that no Bass Pro & Cabela’s Portfolio Trigger Period is ongoing. The borrowers may prepay or post cash to prevent or cure the debt yield trigger.

A “Bass Pro Event” means the occurrence of any of the following: (i) the Master Tenant ceases operations or vacating, as determined in accordance with the Bass Pro & Cabela’s Portfolio Master Lease, with respect to more than 15% of the Bass Pro & Cabela’s Portfolio Properties (by number of locations), (ii) the Master Lease Guarantor or the Master Tenant files for bankruptcy, (iii) the Master Tenant defaults under the Bass Pro & Cabela’s Portfolio Master Lease beyond any notice and cure period set forth in the Bass Pro & Cabela’s Portfolio Master Lease, or (iv) the total net leverage ratio for the tenant exceeds 5.75x.

■	Lockbox and Cash Management. The Bass Pro & Cabela’s Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Bass Pro & Cabela’s Portfolio Properties and all other money received by the borrowers or the property manager with respect to the Bass Pro & Cabela’s Portfolio Properties be deposited into such lockbox account within two business days of receipt. For so long as no Bass Pro & Cabela’s Portfolio Trigger Period or event of default is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Bass Pro & Cabela’s Portfolio Trigger Period and at the lender’s election during an event of default, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis and all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses, are required to be reserved in an excess cash flow reserve account as additional collateral.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

■	Property Management. The Bass Pro & Cabela’s Portfolio Properties are self-managed by the borrowers. At any time the Bass Pro & Cabela’s Portfolio Master Lease (or a replacement master lease which has been approved by the lender) is not in effect, the borrowers are required, within 60 days following the termination of the Bass Pro & Cabela’s Portfolio Master Lease, to engage a property manager to manage the applicable Bass Pro & Cabela’s Portfolio Property(ies) pursuant to a management agreement. Under the related loan documents, the Bass Pro & Cabela’s Portfolio Properties are required to remain managed by either (i) by Cushman & Wakefield, CBRE, Simon Property Group, Macerich, Taubman Centers, CBL & Associates, Pennsylvania REIT, Washington Prime, General Growth Properties, Urban Retail, Madison Marquette, Jones Lang LaSalle and Colliers, (ii) any of (a) Starwood Capital Group Global, L.P., (b) Starwood Capital Group Global II, L.P. or (c) Starwood Capital Group Global I, L.L.C. (a “SCGG Party”) or any affiliate of any SCGG Party controlled by or under common control with any SCGG Party, or (iii) a reputable and experienced manager which, in the reasonable judgment of the lender, possesses experience in managing properties similar in location, size, class, use and operation as the Bass Pro & Cabela’s Portfolio Properties.

The borrowers, upon the request of the lender, are required to replace a property manager if (a) such property manager becomes a debtor in any bankruptcy or insolvency proceeding and which proceeding would reasonably be expected to have a material adverse effect, (b) the lender has accelerated the Bass Pro & Cabela’s Portfolio Whole Loan as a result of an event of default, or (c) there exists a material default by such property manager under the management agreement, which, if not remedied with any applicable notice, grace and cure period, would reasonably be expected to have a material adverse effect.

■	Release of Collateral. Provided no event of default under the Bass Pro & Cabela’s Portfolio Whole Loan has occurred and is continuing, the borrowers have the right, at any time after the Bass Pro & Cabela’s Portfolio Yield Maintenance Lockout Period or the Bass Pro & Cabela’s Portfolio Defeasance Lockout Period, as applicable, to obtain the release of one or more of the Bass Pro & Cabela’s Portfolio Properties from the liens of the related mortgages in connection with the sale of such property or properties to a unaffiliated purchaser in an arm’s length transaction, subject to certain conditions, including, among others (i) defeasance or prepayment, as applicable, the applicable Bass Pro & Cabela’s Release Price, (ii) after giving effect to the release, the debt yield (as calculated under the loan documents) for the remaining Bass Pro & Cabela’s Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 13.67% and (b) the debt yield immediately prior to the release, (iii) delivery of a REMIC opinion, (iv) the release of the applicable Bass Pro & Cabela’s Portfolio from the Bass Pro & Cabela’s Portfolio Master Lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

■	“Bass Pro & Cabela’s Portfolio Release Price” means, with respect to any Bass Pro & Cabela’s Portfolio Property, the greater of (a) 80% of the proceeds of the sale of such Bass Pro & Cabela’s Portfolio Property, net of reasonable and customary sales costs, and (b) (i) with respect to any release of a Bass Pro & Cabela’s Portfolio Property that, when aggregated with all prior releases of properties, would not result in the aggregate allocated whole loan amount of all Bass Pro & Cabela’s Portfolio Properties theretofore released exceeding 10% of the whole loan amount, 110% of the allocated whole loan amount of such Bass Pro & Cabela’s Portfolio Property; (ii) with respect to any release of a Bass Pro & Cabela’s Portfolio Property that, when aggregated with all prior releases of properties, would result in the aggregate allocated whole loan amount of all properties theretofore released exceeding 10% of the whole loan amount but not exceeding 15% of the whole loan amount, 115% of the allocated whole loan amount of such Bass Pro & Cabela’s Portfolio Property; (iii) with respect to any release of a Bass Pro & Cabela’s Portfolio Property that, when aggregated with all prior releases of properties, would result in the aggregate allocated whole loan amount of all properties theretofore released exceeding 15% of the whole loan amount but not exceeding 20% of the whole loan amount, 120% of the allocated whole loan amount of such Bass Pro & Cabela’s Portfolio Property; or (iv) with respect to any release of a Bass Pro & Cabela’s Portfolio Property that, when aggregated with all prior releases of properties, would result in the aggregate allocated whole loan amount of all properties theretofore released exceeding 20% of the whole loan amount, 125% of the allocated whole loan amount of such Bass Pro & Cabela’s Portfolio Property.

Property	Allocated Loan Amount
Cabela’s Rogers	$20,700,000
Cabela’s Lone Tree	$17,600,000
Bass Pro San Antonio	$17,200,000
Cabela’s Allen	$16,900,000
Cabela’s Lehi	$15,400,000
Bass Pro Tampa	$14,500,000
Cabela’s Hammond	$13,000,000
Bass Pro Round Rock	$12,600,000
Cabela’s Fort Mill	$11,700,000
Cabela’s Wichita	$10,500,000
Cabela’s Owatonna	$9,600,000
Cabela’s Centerville	$8,900,000
Cabela’s Huntsville	$8,300,000
Bass Pro Port St. Lucie	$7,700,000
Cabela’s Waco	$6,000,000
Cabela’s East Grand Forks	$4,300,000

■	Substitution of Collateral. Provided no event of default under the Bass Pro & Cabela’s Portfolio Loan has occurred and is continuing, at any time from and after the six-month anniversary of the closing date of the securitization into which the last piece of the Bass Pro & Cabela’s Portfolio Whole Loan is deposited (but prior to the due date in April 2027), the borrowers may substitute one or more of the Bass Pro & Cabela’s Portfolio Properties with a qualified substitute property, subject to the satisfaction of certain conditions, including, among others: (i) the lender has received an appraisal for the qualified substitute property indicating the as-is market value that is equal to or greater than the as-is market value indicated in the appraisal acceptable to the lender obtained for the replaced Bass Pro & Cabela’s Portfolio Property at that time, (ii) the aggregate allocated loan amounts of all replaced Bass Pro & Cabela’s Portfolio Properties during the term of the Bass Pro & Cabela’s Portfolio Whole Loan do not exceed 10% of the Bass Pro & Cabela’s Portfolio Whole Loan Amount in the aggregate or such greater percentage as the lender determines in its good faith commercially reasonable discretion if the master tenant requests additional substitutions of in excess of 10% of the Bass Pro & Cabela’s Portfolio Whole Loan Amount, (iii) after giving effect to the substitution, the debt yield (as calculated under the loan documents) for the remaining Bass Pro & Cabela’s Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 13.67% and (b) the debt yield immediately prior to the substitution, (iv) receipt of a Rating Agency Confirmation, and (v) delivery of a REMIC opinion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

bass pro & cabela’s portfolio

■	Mezzanine or Secured Subordinate Indebtedness. At any time after the March 25, 2018, the direct or indirect equity owner of the borrowers are permitted to obtain a mezzanine loan in maximum principal amount of $24,362,500 from a qualified institutional lender, which is secured by a pledge of direct or indirect equity interests in the borrowers, subject to the satisfaction of certain requirements, including but not limited to (i) immediately after giving effect to such permitted mezzanine loan, (1) the loan to value ratio does not exceed 50.4%, (2) the debt service coverage ratio is at least 3.08x and (3) the debt yield is at least 13.67%; (ii) the lender and the lender have entered into an intercreditor agreement reasonably acceptable to the lender; (iii) such permitted mezzanine loan is coterminous with the Bass Pro & Cabela’s Portfolio Whole Loan or freely prepayable without any premium or penalty from and after the Bass Pro & Cabela’s Portfolio Whole Loan maturity date; (iv) if the permitted mezzanine loan bears a floating rate of interest, the mezzanine borrower will be required to acquire and maintain an interest rate cap agreement from a counterparty acceptable to the lender in its reasonable discretion in a notional amount that is not less than the outstanding principal balance of the permitted mezzanine loan and with a strike price that would result in a debt service coverage ratio of at least 3.08x; and (v) receipt of a Rating Agency Confirmation.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for certified and non-certified acts (as those terms are defined in TRIPRA or similar or similar subsequent statute) in an amount equal to the full 100% replacement value of the Bass Pro & Cabela’s Portfolio Properties, as well as the improvements and betterments permanently attached to the Bass Pro & Cabela’s Portfolio Properties, plus the business interruption required under the Bass Pro & Cabela’s Portfolio Master Lease, in each case, on terms consistent with those required pursuant to the Bass Pro & Cabela’s Portfolio Master Lease. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the Master Tenant will be required to carry terrorism insurance throughout the term of the Bass Pro & Cabela’s Portfolio Master Lease as required by the preceding sentence, but the Master Tenant will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the casualty and business income insurance or rental interruption insurance required under the Bass Pro & Cabela’s Portfolio Master Lease (without giving effect to the cost of terrorism and seismic components of such casualty and business income insurance or rental interruption insurance), and if the cost of terrorism insurance exceeds such amount, the Master Tenant will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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LOMA LINDA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

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Pioneer Memorial Cemetery
Seccombe Lake Park
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Meadowbrook Park
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MARIGOLD
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Tri-City Shopping Center
REDLANDS BLVD
W REDLANDS BLVD
NORTH CENTRAL
MOUNTAIN VIEW AVE
Loma Linda
26001 Redlands Boulevard
Loma Linda, CA 92373
S WATERMAN AVE
ANDERSON ST
SOUTH POINTE
Loma Linda University
Park West Plaza Shopping Center
TENNESSEE ST
Veterans Administration Hospital Loma Linda
E WASHINGTON ST
Montecito Cemetery
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Loma Linda University Medical Center
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Oceanside
MAP © 2016 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Loma Linda, California	Cut-off Date Principal Balance(2)	$47,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$389.18
Size (SF)	327,614	Percentage of Initial Pool Balance	4.7%
Total Occupancy as of 10/31/2017	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/31/2017	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2016 / NAP	Mortgage Rate	3.5900%
Appraised Value	$215,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$16,100,842
Underwritten Expenses	$4,038,819	Escrows
Underwritten Net Operating Income (NOI)	$12,062,023	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,860,043	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	59.3%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	59.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.60x / 2.56x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.5% / 9.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$127,500,000	59.7%	Purchase Price(3)	$212,500,000	99.5%
Principal’s New Cash Contribution	85,973,286	40.3	Closing Costs(4)	973,286	0.5

Total Sources	$213,473,286	100.0%	Total Uses	$213,473,286	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Loma Linda Whole Loan. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance of $47,500,000 represents the non-controlling note A-2 of the $127,500,000 Loma Linda Whole Loan. See “—The Mortgage Loan” below.

(3)	The proceeds from the Loma Linda Whole Loan were used to purchase the Loma Linda Property. The borrower sponsor purchased the entity that owned the Loma Linda Property in June 2017 for $212,500,000.

(4)	Financing costs paid outside of the origination of the Loma Linda Whole Loan, including legal fees and expenses related to the acquisition, are not included in Closing Costs.

■	The Mortgage Loan. The mortgage loan (the “Loma Linda Loan”) is part of a whole loan (the “Loma Linda Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a medical office property located in Loma Linda, California (the “Loma Linda Property”). The Loma Linda Loan (evidenced by note A-2), which represents a non-controlling interest in the Loma Linda Whole Loan, has an outstanding principal balance as of the Cut-off Date of $47,500,000 and represents approximately 4.7% of the Initial Pool Balance. The Loma Linda Whole Loan was originated by Goldman Sachs Mortgage Company on June 28, 2017. The related companion loan (the “Loma Linda Companion Loan”), evidenced by controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $80,000,000 and was contributed to the GSMS 2017-GS7 securitization transaction. The Loma Linda Whole Loan has an original principal balance of $127,500,000 and each note has an interest rate of 3.5900% per annum. The borrower utilized the proceeds of the Loma Linda Whole Loan in connection with the acquisition of the entity that owned the Loma Linda Property and to pay origination costs.

The Loma Linda Whole Loan had an initial term of 120 months and has a remaining term of 116 months as of the Cut-off Date. The Loma Linda Whole Loan requires interest only payments on each due date through the scheduled maturity date in July 2027. Voluntary prepayment of the Loma Linda Whole Loan is prohibited prior to the due date in March 2027. At any time after second anniversary of the securitization Closing Date, the Loma Linda Whole Loan may be defeased in full (or partially defeased to cause the debt yield to exceed 6.55% to avoid or end a Loma Linda Trigger Period as described below under “—Escrows”) with direct, non-callable obligations of the United States of America.

■	The Mortgaged Property. The Loma Linda Property is a 327,614 SF medical office property located in Loma Linda, California. Constructed in 2016, the Loma Linda Property was a build-to-suit for the US Dept. of Veterans Affairs, a governmental agency focused on providing medical services to America’s military veterans. The Loma Linda Property was constructed to have a central core with four distinct, rectangular wings that project from this central core. Each of the wings share a central lobby, with wide corridors running along the edge of each wing, providing waiting areas and access to the various clinic spaces. Additionally, the Loma Linda Property features 2,041 parking spaces.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

The Loma Linda Property is located at 26001 Redlands Boulevard in Loma Linda, California, at the intersection of Redlands Boulevard and Bryn Mawr Avenue. The Loma Linda Property is 0.25 miles south of Interstate 10 and approximately 60 miles east of downtown Los Angeles. The Loma Linda Property features ample ingress and egress points with five driveways providing access to the property. Approximately 2.4 miles away is the Veterans Administration Hospital Loma Linda.

The following table presents certain information relating to the sole tenant at the Loma Linda Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
US Dept. of Veterans Affairs	AAA / Aaa / AA+	327,614	100.0%	$11,939,198	100.0%	$36.44	5/26/2036	NA
Total / Wtd. Avg. Tenant		327,614	100.0%	$11,939,198	100.0%	$36.44

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Loma Linda Property based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter	327,614	100.0	100.0%	11,939,198	100.0	36.44	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	327,614	100.0%		$11,939,198	100.0%	$36.44	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical occupancy at the Loma Linda Property:

Historical Leased %(1)

As of 10/31/2017
100.0%

(1)	As provided by the borrower. The Loma Linda Property was constructed in 2016 and has been fully leased since the current lease commenced in May 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Loma Linda Property:

Cash Flow Analysis(1)

	In-Place	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$11,939,198	$11,939,198	$36.44
Contractual Rent Steps	0	2,990,091	9.13
Total Reimbursement Revenue	1,396,026	1,396,026	4.26
Gross Revenue	$13,335,224	$16,325,315	$49.83
Vacancy Loss	0	(224,473)	(0.69)
Effective Gross Revenue	$13,335,224	$16,100,842	$49.15
Real Estate Taxes	2,736,619	2,736,619	8.35
Insurance	353,729	353,729	1.08
Utilities	29,968	29,968	0.09
Repairs & Maintenance	388,772	388,772	1.19
Janitorial	60,510	60,510	0.18
Management Fee	443,216	443,216	1.35
General and Administrative – Direct	1,005	1,005	0.00
Other Expenses	25,000	25,000	0.08
Total Operating Expenses	$4,038,819	$4,038,819	$12.33

Net Operating Income	$9,296,405	$12,062,023	$36.82
Replacement Reserves	201,980	201,980	0.62
Net Cash Flow	$9,094,425	$11,860,043	$36.20

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of June 30, 2017 and contractual rent steps through August 2018.

■	Appraisal. According to the appraisal dated June 15, 2017, the Loma Linda Property had an “as-is” appraised value of $215,000,000.

■	Environmental Matters. According to a Phase I environmental report dated March 22, 2017, there are no recognized environmental conditions or recommendations for further action at the Loma Linda Property.

■	Market Overview and Competition. The Loma Linda Property is located on Redlands Boulevard in Loma Linda, California, in the East San Bernardino medical office submarket. As of the fourth quarter of 2016, the East San Bernardino medical office submarket reported a total supply of approximately 2.51 million SF, with a 13.4% vacancy rate. As of 2016, the estimated population within a one-, three- and five-mile radius of the Loma Linda Property was 12,795, 54,341 and 215,583, respectively. The 2016 estimated average household income within the same radii was $73,209, $76,898 and $65,859, respectively.

The following table presents certain information relating to the primary competition for the Loma Linda Property:

Comparable Office Sales(1)

Property Name	Location (City, State)	Transaction Date	Year Built	SF	Actual Sale Price	Price per SF	Overall Capitalization Rate	Occupancy
Loma Linda	Loma Linda, California	March 2017	2016	327,614	$212,500,000	$649	5.50%	100.0%
Army Corp Engineer Building	Vicksburg, Mississippi	November 2016	1996	170,693	$37,000,000	$217	6.92%	100.0%
Austin VA Outpatient Clinic	Austin, Texas	November 2016	2013	275,000	$160,000,000	$582	5.31%	100.0%
NIAID Building	Rockville, Maryland	August 2016	2014	490,998	$177,846,000	$362	6.25%	100.0%
Office Building	El Segundo, California	July 2016	2009	32,980	$31,340,000	$950	6.74%	100.0%
Baltimore FBI	Baltimore, Maryland	December 2015	2004	155,755	$59,900,000	$385	5.90%	100.0%

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

■	The Borrower. The borrower is WI Loma Linda, LLC, a Delaware single-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Loma Linda Whole Loan. The non-recourse carveout guarantor is Easterly Government Properties LP, an indirect owner of the borrower.

■	Escrows. On each due date, during the continuance of a Loma Linda Trigger Period, the borrower is required to fund certain reserve accounts including but not limited to (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a capital expenditure reserve in an amount equal to the excess, if any, of (A) the greater of (x) the amount required to be reserved by the borrower for capital repairs and replacements in the funded maintenance account pursuant to the US Dept. of Veterans Affairs lease divided by twelve and (y) an amount equal to $0.25 per gross SF of the Loma Linda Property (i.e., 345,600 SF plus any additional square footage subsequently added to the Loma Linda Property hereafter) divided by twelve over (B) the amount required to be reserved by the borrower for capital repairs and replacements in the funded maintenance account pursuant to such lease and (iii) a tenant improvements and leasing commissions reserve in an amount equal to $1.50 per gross SF of the Loma Linda Property (i.e., 345,600 SF plus any additional square footage subsequently added to the Loma Linda Property) divided by twelve.

Furthermore, to avoid or end a Loma Linda Trigger Period, the borrower is permitted to partially defease the Loma Linda Whole Loan as described above under “—The Mortgage Loan” or deposit into a net operating income reserve account, cash or a letter of credit in an amount that would cause the debt yield to exceed 6.55%.

In addition, on each due date during the continuance of a Loma Linda Trigger Period or an event of default under the Loma Linda Whole Loan, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Loma Linda Trigger Period” means any period commencing (i) as of the last day of any fiscal quarter during which the debt yield (as calculated under the related loan documents) is less than 6.55%, and ending at the conclusion of the second consecutive fiscal quarter for which the debt yield for each such fiscal quarter is equal to or greater than 6.55% or (ii) after borrower fails to deliver any required monthly, quarterly or annual financial report and such failure remains uncured for 10 business days after the borrower receives written notice of such failure and ending when such reports are delivered and such reports indicate that no other Loma Linda Trigger Period is ongoing.

■	Lockbox and Cash Management. The Loma Linda Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the Loma Linda Property and all other money received by the borrower or the property manager with respect to the Loma Linda Property (other than tenant security deposits) be deposited into such lockbox account by the end of the first business day following receipt. For so long as no Loma Linda Trigger Period or event of default under the Loma Linda Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Loma Linda Trigger Period or an event of default under the Loma Linda Whole Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a Loma Linda Trigger Period or, at the lender’s discretion, during an event of default under the Loma Linda Whole Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved, if any, in an excess cash flow reserve account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LOMA LINDA

■	Property Management. The Loma Linda Property is currently managed by Colliers International Real Estate Management Services (CA), Inc. pursuant to a management agreement. Under the related loan documents, the Loma Linda Property is required to remain managed by Colliers International Real Estate Management Services (CA), Inc. or any other management company approved by the lender in accordance with the related loan documents and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower and (unless otherwise provided in the related loan documents) reasonably approved by the lender (i) during the continuance of an event of default under the Loma Linda Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or similar subsequent statute) in an amount equal to the full replacement cost of the Loma Linda Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Loma Linda Whole Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism, flood and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Loma Linda Property are separately allocated to the Loma Linda Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

New York
MANHATTAN
Upper West Side
Metropolitan Museum of Art
Natural History Museum
Upper East Side
Astoria
West New York
Central Park
Carnegie Hall
Long Island City
Times Square
United Nations
Madison Square Garden
Empire State Building
Hoboken
JFK Stadium
NYU
SoHo
Financial District
Jersey City
BROOKLYN
Central Park Zoo
Central Park
The Pond
E 63RD STREET
E 62ND STREET
E 61ST STREET
E 60TH STREET
W 59TH STREET
E 59TH STREET
W 58TH STREET
E 58TH STREET
W 57TH STREET
W 56TH STREET
W 55TH STREET
W 54TH STREET
W 53RD STREET
W 52ND STREET
W 51ST STREET
W 50TH STREET
W 49TH STREET
E 45TH STREET
E 44TH STREET
W 44TH STREET
W 43RD STREET
E 43RD STREET
W 42ND STREET
E 42ND STREET
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SIXTH AVENUE
SEVENTH AVENUE
BROADWAY
Plaza Hotel
Apple
General Motors Bldg
Bloomingdale's
One Beacon Court
Bloomberg HQ
Solow Building
Carnegie Hall
Sony Building
432 Park
Museum of Modern Art (MOMA)
New York Hilton Hotel
Olympic Tower
645, 647 & 651 Fifth Avenue and
10 East 52nd Street
New York, NY 10022
399 Park
Citigroup Center
CBS Building
666 Fifth
Calyon Building
Seagram Bldg
AXA Center
Sperry Rand Building
350 Park
345 Park
Radio City Music Hall
International Building
Saint Patrick's Cathedral
Time & Life Building
RCA Building
ROCKEFELLER CENTER
Waldorf Astoria Hotel
750 Seventh
745 Seventh
1251 Sixth
McGraw-Hill Building
JP Morgan Chase
277 Park
245 Park
485 Park
380 Madison
1166 Sixth
Roosevelt Hotel
Helmsley Building
Park Ave Atrium
Met Life Building
US Post Office
Graybar Building
Grand Central Terminal
Grand Hyatt
Chrysler Bldg
425 Lexington
Hippodrome Building
TIMES SQUARE
PlayStation Theater
NY Marriott Marquis Hotel
4 Times Square
Bank of America Tower
Grace Building
Sperry & Hutchinson Building
One Vanderbilt
Bank of America Plaza
1095 Sixth
New York Public Library
Mobil Bldg

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)		$44,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(1)		$1,162.99
Size (SF)	525,372	Percentage of Initial Pool Balance		4.3%
Total Occupancy as of 4/27/2017	98.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/27/2017	98.8%	Type of Security		Leasehold
Year Built / Latest Renovation	1905, 1930, 1973 / NAP	Mortgage Rate		3.95394737%
Appraised Value	$1,900,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$94,904,955
Underwritten Expenses	$26,624,023	Escrows
Underwritten Net Operating Income (NOI)	$68,280,932		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$66,136,694	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	32.2%	Insurance	$298,431	$0
Maturity Date LTV Ratio(1)	32.2%	Replacement Reserves	$25,989,597	$0
DSCR Based on Underwritten NOI / NCF(1)	2.79x / 2.70x	TI/LC	$21,357,936	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.2% / 10.8%	Other(3)	$13,997,581	$153,680

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$611,000,000	61.1%	Principal Equity Distribution	$665,800,015	66.6%
Subordinate Debt	389,000,000	38.9	Loan Payoff	249,903,892	25.0
			Reserves	61,643,545	6.2
			Closing Costs	22,652,548	2.3

Total Sources	$1,000,000,000	100.0%	Total Uses	$1,000,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Olympic Tower Senior Loans.
(2)	The Cut-off Date Principal Balance of $44,000,000 represents a non-controlling note A-2-C2 of a $760,000,000 whole loan evidenced by 11 senior pari passu notes and three subordinate pari passu notes. See “—The Mortgage Loan” below.
(3)	Upfront other reserve represents $11,843,236 for a free rent reserve and $2,154,345 for ground rent reserves. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Olympic Tower Loan”) is part of a whole loan (the “Olympic Tower Whole Loan”) comprised of eleven senior pari passu notes with an outstanding aggregate principal balance of $611,000,000 (the “Olympic Tower Senior Loans”) and three subordinate pari passu notes with an outstanding aggregate principal balance of $149,000,000 (collectively, the “Olympic Tower Subordinate Loan”). The Olympic Tower Whole Loan has an aggregate outstanding principal balance of $760,000,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in an office/retail mixed use property located in New York, New York (the “Olympic Tower Property”). The Olympic Tower Loan (evidenced by note A-2-C2) has an outstanding principal balance as of the Cut-off Date of $44,000,000 and represents approximately 4.3% of the Initial Pool Balance.

The Olympic Tower Whole Loan was co-originated by Goldman Sachs Mortgage Company, Deutsche Bank AG, New York Branch and Morgan Stanley Bank, N.A. on May 1, 2017. The Olympic Tower Loan has an interest rate of 3.95394737% per annum and the Olympic Tower Whole Loan has an initial weighted average interest rate of 3.95394737% per annum. The borrower utilized the proceeds of the Olympic Tower Whole Loan to refinance existing debt, fund reserves and pay origination costs.

All calculations relating to the Olympic Tower Loan are calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Olympic Tower Senior Loans unless otherwise specified.

The Olympic Tower Whole Loan had an initial term of 120 months and has a remaining term of 114 months as of the Cut-off Date. The Olympic Tower Whole Loan requires interest only payments during its term. The scheduled maturity date of the Olympic Tower Whole Loan is the due date in May 2027. Voluntary prepayment of the Olympic Tower Whole Loan is prohibited prior to the due date in November 2026. Provided no event of default under the related loan documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Olympic Tower Whole Loan is deposited and (ii) the third anniversary of the origination of the Olympic Tower Whole Loan, the Olympic Tower Whole Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The following table outlines the 11 pari passu senior notes and three pari passu subordinate notes of the Olympic Tower Whole Loan:

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-S, A-2-S, A-3-S	$331,000,000	$331,000,000	Olympic Tower 2017-OT	No
A-1-C1, A-1-C4, A-1-C5	$80,000,000	$80,000,000	DBJPM 2017-C6	No
A-2-C1	$40,000,000	$40,000,000	GSMS 2017-GS7	No
A-1-C2, A-1-C3	$60,000,000	$60,000,000	CD 2017-CD5	No
A-2-C2	$44,000,000	$44,000,000	GSMS 2017-GS8	No
A-3-C	$56,000,000	$56,000,000	BANK 2017-BNK5	No
B-1, B-2, B-3	$149,000,000	$149,000,000	Olympic Tower 2017-OT	Yes
Total	$760,000,000	$760,000,000

See the Olympic Tower total debt capital structure table below. The relationship among the holders of the Olympic Tower Loan and the related companion loans is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Olympic Tower Whole Loan” in the Preliminary Prospectus:

Olympic Tower Total Debt Capital Structure

(1)	Cumulative Cut-off Date LTV Ratio is calculated by dividing the respective Cumulative Cut-off Date Balance by the aggregate “as-is” appraised value of the Olympic Tower Whole Loan of $1,900,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

■	The Mortgaged Property. The Olympic Tower Property is a 525,372 SF office/retail mixed use property located in New York, New York. The Olympic Tower Property, built in separate phases in 1905, 1930 and 1973, is comprised of the borrower’s (A) leasehold interest in four buildings, including (i) a commercial condominium unit consisting of approximately 388,170 SF of office space across floors 3-21 and 36,556 SF of retail space across two sublevel floors and floors 1-2, which is part of a 52-story Class A mixed-use building located at 645 Fifth Avenue, New York, New York, (ii) an adjacent five-story building totaling 55,000 SF of ground and upper floor luxury retail space occupied by Cartier, located at 651 Fifth Avenue, New York, New York (the “Cartier Building”), (iii) an adjacent five-story building totaling 20,000 SF of ground and upper level luxury retail space occupied by Versace U.S.A., Inc., located at 647 Fifth Avenue, New York, New York (the “Versace Building”) and (iv) a 25,646 SF seven-story Class A office and retail building, located at 10 East 52nd Street, New York, New York, and (B) sub-leasehold interest in an approximately 2,211 SF parcel of land underlying a portion of the Olympic Tower Property. Above the Olympic Tower condominium portion of the Olympic Tower Property is a 230-unit residential condominium (and, together with the Olympic Tower condominium, the “645 Fifth Avenue Condominium”). The residential condominium is not collateral for the Olympic Tower Whole Loan. The 645 Fifth Avenue Condominium board consists of nine managers, four of which are appointed by the commercial unit owner (which right was assigned to the borrower pursuant to the ground lease). The 645 Fifth Avenue Condominium board is not controlled by the borrower. However, all decisions that affect only the commercial unit or the common areas enjoyed exclusively by the commercial unit and that do not affect the residential condominium unit require a majority vote of the managers elected by the commercial unit owner. The 645 Fifth Avenue Condominium building was developed by Aristotle Onassis and designed by Skidmore, Owings & Merrill. The borrower sponsors plan to complete an approximately $26.0 million lobby renovation in Olympic Tower, which commenced in August 2017.

As of April 27, 2017, the Olympic Tower Property had an eight year average historical occupancy of 97.2%, excluding the underwritten occupancy. The five largest tenants at the Olympic Tower Property comprise 437,322 SF, representing 83.2% of the SF and 70.6% of underwritten base rent. The Olympic Tower Property is a flagship location for Cartier, the New York headquarters for the NBA Properties, Inc., the North American headquarters for Richemont North America, Inc. and the corporate headquarters for MSD Capital, L.P.

The Olympic Tower Property is situated on Fifth Avenue in Manhattan. The retail space located on Fifth Avenue is proximate to the Waldorf-Astoria Hotel and numerous flagship stores, including MoMA Architecture & Design, Lord & Taylor and Saks Fifth Avenue, along with Central Park and the Empire State Building. The Olympic Tower Property’s retail includes the boutiques of Versace, FURLA, H. Stern, J. Choo, Armani Exchange and a flagship location of Cartier.

As of April 27, 2017, the Olympic Tower Property was 98.8% leased based on SF to a tenant roster of office and retail tenants. The five largest tenants by SF are NBA Properties, Inc. (36.5% of SF, 16.2% of underwritten base rent), Richemont North America, Inc. (24.1% of SF, 10.0% of underwritten base rent), Cartier (10.5% of SF, 25.3% of underwritten base rent), MSD Capital, L.P. (8.4% of SF, 4.0% of underwritten base rent) and Versace U.S.A., Inc. (3.8% of SF, 15.1% of underwritten base rent). The top five tenants at the Olympic Tower Property occupy 83.2% of the SF, comprise 70.6% of the underwritten base rent and as of April 27, 2017 had a weighted average remaining lease term of 13.5 years.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Olympic Tower Property:

Five Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Cartier(2)	NR / NR / NR	55,000	10.5%	$21,659,000	25.3%	$393.80	7/31/2037	NA
NBA Properties, Inc.(3)(4)	NR / NR / NR	191,957	36.5	13,874,608	16.2	72.28	Various	2, 5-year options
Versace U.S.A., Inc.(2)	NR / NR / NR	20,000	3.8	12,894,200	15.1	644.71	12/31/2023	1, 5-year option
Richemont North America, Inc.	NR / NR / NR	126,386	24.1	8,567,036	10.0	67.78	7/31/2028	NA
MSD Capital, L.P.	NR / NR / NR	43,979	8.4	3,388,171	4.0	77.04	3/31/2022	1, 5-year option
Five Largest Tenants		437,322	83.2%	$60,383,015	70.6%	$138.07
Remaining Tenants(5)		81,582	15.5	25,095,942	29.4	307.62
Vacant Spaces		6,468	1.2	0	0.0	0.00
Total / Wtd. Avg. Tenants		525,372	100.0%	$85,478,957	100.0%	$162.70

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The Net Rentable Area (SF) listed for Cartier and Versace U.S.A., Inc. is an approximation based on the total building SF of the Cartier Building and Versace Building, respectively.
(3)	NBA Properties, Inc. leases 163,117 SF of space, including 794 SF of storage space, with an expiration date of December 31, 2035. Unless NBA Properties, Inc. exercises its option to extend the term of the Swing Space for the full term of the other leased premises, the 28,840 SF of space known as the “Swing Space” will expire on April 6, 2020.
(4)	NBA Properties, Inc. has the one-time right, before July 1, 2018, to reduce (a) a portion of its space on the 12th floor or (b) the entire 20th floor of the Olympic Tower Property upon written notice. NBA Properties, Inc. also has the one-time right to terminate either (i) its uppermost floor of office space or (ii) the entire space leased to the tenant on the lowermost floor of office space after January 1, 2026 by providing at least 18 months prior notice and to payment of a termination fee. NBA Properties, Inc. also has the one-time right to vacate or surrender all or a portion of the Swing Space upon 180 days’ prior written notice (and certain additional requirements). Moreover, the tenant may extend the term of the Swing Space for the full term of the other leased premises upon 180 days’ written notice. The Swing Space is comprised of the entire 11th floor of the Olympic Tower Property and 5,350 SF on the 12th floor of the Olympic Tower Property.
(5)	Longchamp (1.1% of SF, 6.8% of UW Base Rent) is not yet in occupancy and has not yet begun paying rent. Longchamp recently executed a lease, expected to commence on December 1, 2017, to backfill the space to be vacated by Swatch. Swatch exercised an early termination option and has vacated its space. The borrower reserved $1,041,666 in gap rent at loan origination for the transition of the space. We cannot assure you that Longchamp will take occupancy and commence paying rent as expected or at all.

The following table presents certain information relating to the lease rollover schedule at the Olympic Tower Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	5,626	1.1	1.1%	596,252	0.7	105.98	2
2019	6,918	1.3	2.4%	612,653	0.7	88.56	2
2020	31,314	6.0	8.4%	1,682,791	2.0	53.74	3
2021	975	0.2	8.6%	88,228	0.1	90.49	1
2022	70,120	13.3	21.9%	15,366,476	18.0	219.15	4
2023	30,477	5.8	27.7%	13,561,659	15.9	444.98	3
2024	6,677	1.3	29.0%	467,390	0.5	70.00	1
2025	2,110	0.4	29.4%	161,415	0.2	76.50	1
2026	0	0.0	29.4%	0	0.0	0.00	0
2027	5,811	1.1	30.5%	6,250,000	7.3	1,075.55	1
2028 & Thereafter	358,876	68.3	98.8%	46,692,094	54.6	130.11	5
Vacant	6,468	1.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	525,372	100.0%		$85,478,957	100.0%	$162.70	23

(1)	Calculated based on approximate square footage occupied under each lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The following table presents certain information relating to historical occupancy at the Olympic Tower Property:

Historical Leased %(1)

Building	2008	2009	2010	2011	2012	2013	2014	2015	2016
645 Fifth Avenue	94.3%	99.1%	95.8%	94.8%	97.4%	98.7%	100.0%	94.4%	94.4%
647 Fifth Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
651 Fifth Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
10 East 52nd	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Wtd. Avg.	95.4%	99.3%	96.6%	95.8%	97.9%	98.9%	100.0%	95.5%	95.5%

(1)	Per a market research report.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Olympic Tower Property:

Cash Flow Analysis

	2014	2015	2016	Sponsor Year 1(1)	Underwritten	Underwritten $ per SF
Base Rent	$67,699,023	$76,002,330	$79,607,342	$84,491,650	$85,478,957	$162.70
Credit Step Rents(2)	0	0	0	0	2,682,845	5.11
Straight Line Rent Credit(3)	0	0	0	0	1,807,706	3.44
Value of Vacant Space(4)	0	0	0	0	290,095	0.55
Gross Potential Rent	$67,699,023	$76,002,330	$79,607,342	$84,491,650	$90,259,603	$171.80
CAM / Other	1,928,140	3,510,841	5,419,802	8,372,411	8,176,679	15.56
Total Recoveries	$1,928,140	$3,510,841	$5,419,802	$8,372,411	$8,176,679	$15.56
Miscellaneous Revenue	1,478,130	1,620,636	401,486	114,528	114,528	0.22
Total Other Income	$1,478,130	$1,620,636	$401,486	$114,528	$114,528	$0.22
Total Gross Income	$71,105,293	$81,133,807	$85,428,630	$92,978,589	$98,550,810	$187.58
Less: Vacancy(5)	0	0	0	(350,241)	(3,645,856)	(6.94)
Effective Gross Income	$71,105,293	$81,133,807	$85,428,630	$92,628,348	$94,904,955	$180.64
Total Expenses	21,121,302	23,050,850	24,792,052	27,463,894	26,624,023	50.68
Net Operating Income	$49,983,991	$58,082,957	$60,636,578	$65,164,454	$68,280,932	$129.97
Reserves for Replacements	0	0	0	0	131,343	0.25
Leasing Commissions	0	0	0	0	1,440,628	2.74
Tenant Improvements	0	0	0	0	572,266	1.09
Net Cash Flow	$49,983,991	$58,082,957	$60,636,578	$65,164,454	$66,136,694	$125.89

(1)	Sponsor Year 1 cash flows represents the pro forma cash flows for the calendar year 2017.
(2)	Net present value step rent credit for NBA Properties, Inc., Richemont North America, Inc. and Cartier through the earlier of the lease expiration or loan maturity using a 7.0% discount rate.
(3)	Credit given to contractual rent steps through April 1, 2018 for all tenants.
(4)	Based on the weighted average of $85.00 per SF for vacant office space, $40.00 per SF for vacant second floor retail space and $10.00 per SF for vacant basement space.
(5)	Blend of 5.0% of the Gross Potential Rent and Total Recoveries for office and 3.0% of the Gross Potential Rent and Total Recoveries for retail.

■	Appraisal. According to the appraisal, the Olympic Tower Property had an “as-is” appraised value of $1,900,000,000 as of April 1, 2017.

■	Environmental Matters. According to a Phase I environmental report, dated March 21, 2017, there are no recognized environmental conditions or recommendations for further action at the Olympic Tower Property other than (i) the implementation of an operations and maintenance plan for asbestos containing materials, (ii) cleaning the stain noted on the top of the aboveground storage tank located in the basement of Versace Building and inspecting and repairing the pipe fitting therein to prevent additional leaking and (iii) cleaning the stain noted in the elevator machine room of the Cartier Building and inspecting and repairing the hydraulic equipment therein to prevent additional leaking.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

■	Market Overview and Competition. The Olympic Tower Property is located on Fifth Avenue between East 51st Street and East 52nd Street. This area of Midtown Manhattan is known as the Madison/Fifth Avenue subdistrict within the Plaza Office District and is considered one of Manhattan’s premier office locations according to the appraisal. The Olympic Tower Property is surrounded by many of New York’s most well-known landmarks, restaurants, hotels, retail shops and tourist attractions, made accessible by the presence of several transportation hubs.

The three office statistical areas that comprise the Plaza District contain 81.8 million SF of Class A office space, 4.9 million SF of Class B office space and 368,885 SF of Class C office space. Historically, the Plaza District has evidenced the highest rents in Midtown due to the demand generated by its location and quality space according to the appraisal. As of the fourth quarter of 2016, the Class A office space in the Plaza Office District had a direct vacancy rate of 8.9% and average asking rents of $98.53 per SF, above the direct primary Midtown Class A average of $87.14 per SF. As of the fourth quarter of 2016, the Madison/Fifth Avenue subdistrict consisted of approximately 21.1 million SF of Class A office space and had a direct vacancy rate of 10.2% and overall direct weighted average asking rents of $107.68 per SF. Class A overall vacancy in the Madison/Fifth Avenue subdistrict dropped 1.5% during the quarter to 11.5%, its lowest level in almost eight years.

Below is a detailed chart, as of the fourth quarter of 2016, of the Plaza Office District Class A space:

Plaza District Office Class A Market Summary(1)

	Inventory (SF)	Overall Vacancy	Direct Vacancy	Direct Wtd. Avg. Class A Rent per SF	YTD Leasing Activity (SF)
Park Avenue	21,842,808	10.5%	7.8%	$102.15	1,229,021
Madison / Fifth	21,140,425	11.5%	10.6%	$107.68	1,315,131
Sixth / Rockefeller Center	38,838,121	10.2%	8.5%	$90.40	2,728,707
Total / Wtd. Avg.	81,821,354	10.6%	8.9%	$98.00	5,272,859

(1)	Source: Appraisal.

The appraiser identified 35 comparable office properties totaling approximately 14.8 million SF that exhibited a rental range of $66.00 per SF to $200.00 per SF and a weighted average occupancy rate of approximately 83.7% for direct space.

Of the 35 buildings, six are considered directly competitive with the Olympic Tower Property in terms of the building classification, asking rents, rentable office SF and current occupancy. The directly competitive properties exhibited a gross rental range of $75.00 per SF to $140.00 per SF and a weighted average occupancy of approximately 92.1%. The higher end of the rental range reflects asking rents on the higher floors of the comparables, which are physically located above the Olympic Tower Property’s highest floor (25th floor). The average direct occupancy rates for these buildings is approximately 93.1%, compared to approximately 83.7% for all the competitive buildings compared with the Olympic Tower Property and approximately 91.7% for Class A space within Midtown Manhattan as a whole.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The appraiser concluded that the Olympic Tower Property should command office rental rates averaging in the mid $80’s per SF and maintain a stabilized occupancy of over 90%, as outlined in the table below:

Competitive Set(1)

						Direct Asking Rent per SF
Property	Office Area (GLA)	Direct Available SF	Sublease Available SF	% Occupied (Direct)	% Occupied (Total)	Low	High
650 Fifth Avenue	327,570	48,525	0	85.2%	85.2%	$75.00	$90.00
712 Fifth Avenue	457,281	31,408	9,813	93.1%	91.0%	$85.00	$140.00
717 Fifth Avenue	405,192	13,718	0	96.6%	96.6%	$110.00	$110.00
725 Fifth Avenue	190,000	14,900	0	92.2%	92.2%	$100.00	$100.00
535 Madison Avenue	415,000	14,765	0	96.4%	96.4%	$105.00	$105.00
540 Madison Avenue	258,511	19,112	10,900	92.6%	88.4%	$85.00	$107.00
Olympic Tower Property(2)	406,899	2,201	0	99.5%	99.5%
Total / Wtd. Avg.(3)	2,053,554	142,428	20,713	93.1%	92.1%

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated April 27, 2017.
(3)	Total / Wtd. Avg. does not include the Olympic Tower Property.

The Olympic Tower Property is located in Upper Fifth Avenue Retail submarket, which is defined as Fifth Avenue between the north side of 49th Street to the south side of 60th Street. The Upper Fifth Avenue Retail submarket is the strongest retail submarket in Manhattan, and the second most expensive retail corridor in the world according to the appraisal. As of the fourth quarter of 2016, direct asking rents in the submarket were $2,924 per SF. The availability, the number of available retail spaces available divided by the total number of retail spaces in a given market, was 15.9% as of the fourth quarter of 2016 with 11 units available for lease in the submarket.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

The appraisal concluded to the following market rents per space type at the Olympic Tower Property, using 10 retail rent comparables:

Retail Lease Market Rent Conclusions(1)

645 Fifth Avenue Corner	Floor	Market Rent per SF	647 5th Avenue	Floor	Market Rent per SF
Armani Exchange	Basement	$200.00	Versace U.S.A., Inc.	Basement	$50.00
Armani Exchange	Grade	$3,500.00	Versace U.S.A., Inc.	Grade	$3,500.00
Armani Exchange	Second Floor	$200.00	Versace U.S.A., Inc.	Second	$350.00
645 Fifth Avenue Midblock	Floor	Market Rent per SF	Versace U.S.A., Inc.	Third	$200.00
H. Stern	Basement	$50.00	Versace U.S.A., Inc.	Fourth	$100.00
H. Stern	Grade	$3,500.00	Versace U.S.A., Inc.	Fifth	$100.00
H. Stern	Second Floor	$200.00	651 5th Avenue	Floor	Market Rent per SF
Longchamp USA, Inc.	Basement	$50.00	Cartier	Basement	$50.00
Longchamp USA, Inc.	Grade	$3,500.00	Cartier	Grade	$3,250.00
FURLA	Basement	$50.00	Cartier	Second	$200.00
FURLA	Grade	$3,500.00	Cartier	Third	$100.00
645 Fifth Avenue Side Street	Floor	Market Rent per SF	Cartier	Fourth	$70.00
J. Choo	Basement	$50.00	Cartier	Fifth	$70.00
J. Choo	Grade	$450.00	10 East 52nd Street	Floor	Market Rent per SF
J. Choo	Mezz	$250.00	Fig and Olive	Basement	$50.00
645 Fifth Avenue Atrium	Floor	Market Rent per SF	Fig and Olive	Grade	$200.00
Grano 52 - Cipriani	Grade	$45.00	Fig and Olive	Second	$75.00
ASO Public Benefit Foundation	Basement	$30.00
To-Be-Leased	Basement	$50.00	Storage Space		$30.00
645 Fifth Avenue 2nd Floor	Floor	Market Rent per SF
IGV	Second Floor	$100.00
To-Be-Leased	Second Floor	$100.00

(1)	Source: Appraisal.

■	The Borrower. The borrower, OT Real Estate Owner LLC, is a single purpose entity and Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsors of the borrower are OMERS Administration Corporation (“OMERS”) and Crown Olympic Partners LLC. Oxford Properties Group (“Oxford”) is the real estate investment arm of and a subsidiary of OMERS. Crown Olympic Partners LLC is an affiliate of Crown Acquisitions (“Crown”). The nonrecourse carve-out guarantors are OPG Investment Holdings (US), LLC, Crown Retail Services LLC, Centurian Management Corporation and Crown 600 Broadway LLC, on a joint and several basis. The Olympic Tower Whole Loan recourse does not cover the typical nonrecourse carve-outs; but does cover certain acts of the related borrower and/or its principals specified in the related loan documents, including bankruptcy-related events, provided, however, that any recourse with respect to bankruptcy-related events is capped at an amount equal to 10% of the original principal balance of the Olympic Tower Whole Loan, plus reasonable out-of-pocket costs and expenses (including court costs and reasonable, out-of-pocket attorneys’ fees) incurred by the lender in the enforcement of the guaranty or the preservation of the lender’s rights under the guaranty. Notwithstanding the foregoing, there is no limitation on guarantor recourse liability if any bankruptcy-related event in any way results in a termination, surrender or rejection of the Olympicgold Ground Lease (see “—Ground Lease” below) or an amendment or modification of the Olympicgold Ground Lease in a manner adverse to the lender without the lender’s prior written consent. The nonrecourse carve-out guarantors are required to maintain a minimum aggregate net worth and liquidity of $250,000,000 and $20,000,000, respectively, for the term of the Olympic Tower Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

OMERS is one of Canada’s largest pension funds with over $85.2 billion of net assets as of year-end 2016. Oxford is the global real estate investment arm of OMERS. Established in 1960, Oxford manages real estate for itself and on behalf of its co-owners and investment partners with offices across Canada and in New York, Washington, Boston, London and Luxembourg. Oxford’s approximately $41.0 billion real estate portfolio consists of approximately 60 million SF and over 150 properties that total approximately 3,600 hotel rooms and over 9,500 residential units located across Canada, Western Europe and US markets. Recently completed development projects include 600 Massachusetts Avenue and MNP Tower totaling 670,000 SF in Washington, DC and Vancouver, Canada as well as the Leadenhall Building, a 600,000 SF office development located in London, UK. Other Oxford investments include 900 New York Avenue in Washington, DC, One Memorial Drive in Cambridge, Massachusetts, retail units on New Bond Street in London, UK and the Hudson Yards development in New York, New York. Crown’s portfolio of ownership interests includes over 50 assets in markets such as New York, Chicago, San Francisco, Las Vegas and Miami.

■	Escrows. On the origination date, the borrower funded (i) a capital expenditure account in the amount of $25,989,597 for lobby renovations, (ii) a rollover account in the amount of $21,357,936 for outstanding tenant allowances, (iii) a free rent account in the amount of $11,843,236, $7,030,771 of which relates to the largest tenant, NBA Properties, Inc., and $113,966 of which relates to the second largest tenant, Richemont North America, Inc., and the remaining portion of the reserve relates to two smaller tenants, Grano 52 and Longchamp, with free rent periods through July 2017 and June 2018 respectively, (iv) a ground rent account in the amount of $2,154,345 (including $307,360, which is equal to the ground rent that was paid on May 1, 2017 and June 1, 2017) and (v) an insurance account in the amount of $298,431.

On each due date, the borrower is required to fund an amount equal to the aggregate ground rent that will be payable under the ground leases for the month immediately following the month in which such monthly payment occurs into a ground rent reserve account.

In addition, on each due date, during the continuance of an Olympic Tower Trigger Period, the borrower is required to fund (i) a tax account and an insurance account each in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) a capital expenditure account in the amount of $8,700, (iii) a rollover account in the amount of $65,253 and (iv) a condominium reserve account in an amount equal to one-twelfth of estimated common charges for the commercial condominium unit.

Moreover, provided that no event of default under the Olympic Tower Whole Loan has occurred and is continuing, the borrower may, without the lender’s consent, terminate Armani Exchange’s lease by delivering to the tenant a termination notice on or before November 30, 2017, provided that the borrower satisfies certain conditions, among others including, the borrower is required to fund an Armani Exchange rent account in an amount equal to (i) the termination fee amount that the borrower would be required to be paid to Armani Exchange tenant pursuant to its lease and (ii) the base rent and recoveries that would have been payable to the borrower by Armani Exchange under its lease for the period commencing on the date on which the borrower delivered the termination notice and expiring on the earlier to occur of the expiration date of the initial term of Armani Exchange’s lease or the stated maturity date.

An “Olympic Tower Trigger Period” means (i) each period after an event of default under the Olympic Tower Whole Loan or the mezzanine loan documents until cured or (ii) each period that commences when the debt yield or the aggregate debt yield, determined as of the last day of the calendar quarter, is less than 6.842% or 5.200%, respectively, and concludes when the debt yield or the aggregate debt yield, determined as of the last day of the calendar quarter, is equal to or greater than 6.842% or 5.200%, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

■	Lockbox / Cash Management. The Olympic Tower Whole Loan is structured with a hard lockbox and in place cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the clearing account controlled by the lender. All funds in the clearing account will be transferred on a daily basis into a deposit account controlled by the lender, and applied to all required payments and reserves as set forth in the related loan documents. Provided no Olympic Tower Trigger Period is continuing, excess cash in the deposit account will be disbursed to the borrower in accordance with the related loan documents. During the continuance of an Olympic Tower Trigger Period, all excess cash will be retained in a lender account.

■	Property Management. The Olympic Tower Property is managed by Oxford I Asset Management USA Inc., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Olympic Tower Property is required to remain managed by Oxford I Asset Management USA Inc. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager (i) during the continuance of an event of default under the Olympic Tower Whole Loan, (ii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if at any time the property manager engages in gross negligence, fraud, willful misconduct or misappropriation of funds (other than a misappropriation that was committed by an unauthorized employee or agent of such property manager (which shall not include any president, chief executive officer, chief operating officer, chief financial officer or treasurer of such property manager) and that is promptly remedied by such property manager (including reimbursement of all misappropriated funds) after discovery by the borrower or such property manager).

■	Release, Substitution and Addition of Collateral. Not permitted.

■	Ground Lease. The Olympic Tower Property is subject to a ground lease with Olympicgold, L.L.C. that commenced on September 30, 1975 and that expires on September 30, 2074 (the “Olympicgold Ground Lease”). Olympicgold, L.L.C., as the successor-in-interest under the Olympicgold Ground Lease to The Equitable Life Assurance Society of the United States, is the fee owner of substantially all of the land underlying the Olympic Tower Property. In addition, the Charles Pochari estate, Ellen Gradt, Thomas R. Pochari, Sr. and Violet A. Curley (the “Pochari Family”) is the fee owner of a 2,211 SF parcel of land underlying a portion of the Olympic Tower Property (the “Pochari Parcel”). Olympicgold L.L.C. leases the Pochari Parcel from the Pochari Family pursuant to a ground lease (the “Pochari Ground Lease”), that commenced in January 1968 and expires on January 22, 2067. In connection with the origination of the Olympic Tower Whole Loan, the Pochari Family delivered an estoppel certificate to the lender pursuant to which the Pochari Family agreed that (i) the lender will have all rights, remedies, powers and privileges of a leasehold mortgagee under the Pochari Ground Lease and (ii) it will recognize the lender as a leasehold mortgagee with respect to all such rights, remedies, powers and privileges notwithstanding that the leasehold interest under the Pochari Ground Lease is not directly encumbered by the lender’s mortgage. Olympicgold, L.L.C. is not required to enter into a new lease with a leasehold mortgagee in the event that the Olympicgold Ground Lease is terminated (whether in connection with the borrower’s bankruptcy, the borrower’s default thereunder, or otherwise).

■	Mezzanine or Subordinate Indebtedness. The Olympic Tower Whole Loan includes the Subordinate Notes with an original principal balance of $149,000,000, which notes were contributed to the Olympic Tower 2017-OT mortgage trust. In addition, a $240,000,000 mezzanine loan was funded concurrently with the origination of the Olympic Tower Whole Loan to OT Real Estate Mezz A LLC, which mezzanine loan was subsequently sold to Teachers Insurance and Annuity Association of America (51.0% interest) and Mirae Asset Maps US Professional Investment Private Real Estate Investment Trust 10 (49.0% interest). The mezzanine loan is coterminous with the Olympic Tower Whole Loan and accrues interest at a fixed per annum rate equal to 5.0000%. The lenders of the Olympic Tower Whole Loan and the mezzanine loan entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase defaulted loans. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

OLYMPIC TOWER

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Olympic Tower Property (plus rental loss and/or business interruption coverage from the date of the casualty until the completion of the restoration plus an additional period of indemnity covering (i) the period until the income either returns to the same level it was at prior to the loss or (ii) the 12 months following restoration, whichever is earlier). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Olympic Tower Whole Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents on a standalone basis (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for the Olympic Tower Property are separately allocated to the Olympic Tower Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE TRIANGLE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE TRIANGLE

TRIANGLE CINEMAS
HALLOWEEN BOOTIQUE
24 FITNESS
ROCKSTAR TAN
SADDLE RANCH
LA VIDA CANTINA
NAILS BY PRISCILLA
CREAMISTRY
H2O SUSHI & IZAKAYA
BLACK KNIGHT
TAVERN & BOWL
Yard House
TIME NIGHT CLUB
HARBOR BOULEVARD
NEWPORT BOULEVARD

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE TRIANGLE

Santa Ana
Fountain Valley
Fountain Valley Regional Hospital
Huntington Beach Hospital
Orange Coast Memorial Medical Center
Irvine
Costa Mesa
JOHN WAYNE-ORANGE COUNTY AIRPORT
Huntington Beach
Orange Coast College
Vanguard University of Southern California
The Triangle
1870 Harbor Boulevard
Costa Mesa, CA 92627
University of California-Irvine
Newport Beach
Hoag Memorial Hospital
METROLINK
Pacific Ocean
Los Angeles
Long Beach
Pacific Ocean
MAP © 2017 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE TRIANGLE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Costa Mesa, California	Cut-off Date Principal Balance		$41,250,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$201.69
Size (SF)	204,523	Percentage of Initial Pool Balance		4.0%
Total Occupancy as of 11/1/2017(1)	93.1%	Number of Related Mortgage Loans(3)		2
Owned Occupancy as of 11/1/2017(1)	93.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1992-1993 / 2012-2013	Mortgage Rate		4.4630%
Appraised Value	$55,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36

Underwritten Revenues	$7,493,249
Underwritten Expenses	$3,407,699	Escrows
Underwritten Net Operating Income (NOI)	$4,085,550		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,911,333	Taxes	$0	$52,967
Cut-off Date LTV Ratio	74.1%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	59.2%	Replacement Reserves	$0	$3,409
DSCR Based on Underwritten NOI / NCF	1.64x / 1.57x	TI/LC	$1,250,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.5%	Other(4)	$813,873	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$41,250,000	70.9%	Purchase Price	$55,700,000	95.8%
Principal’s New Cash Contribution	16,902,646	29.1	Reserves	2,063,873	3.5
			Closing Costs	388,774	0.7

Total Sources	$58,152,646	100.0%	Total Uses	$58,152,646	100.0%

(1)	Total Occupancy and Owned Occupancy include two tenants: Keys on Main (8,566 SF) and Hillcrest Salon, LLC (5,781 SF) that have executed leases but have not taken occupancy or begun paying rent. Keys on Main and Hillcrest Salon, LLC are expected to take occupancy and commence paying rent in January 2018. We cannot assure you that these tenants will take occupancy or being paying rent as anticipated or at all. Total Occupancy and Owned Occupancy excluding these tenants are both 86.0%.
(2)	The Maturity Date LTV Ratio is calculated using an “as-stabilized” value of $60,900,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value of $55,700,000 is 64.8%.
(3)	The borrower sponsor for The Triangle Loan is also the borrower sponsor for the Shops of Grand Canyon Loan.
(4)	Other reserve represents a reserve for tenant improvements and gap rent for Keys on Main and Hillcrest Salon, LLC. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “The Triangle Loan”) is evidenced by a note in the original principal amount of $41,250,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in Costa Mesa, California (the “The Triangle Property”). The Triangle Loan was originated by Goldman Sachs Mortgage Company on October 31, 2017 and represents approximately 4.0% of the Initial Pool Balance. The note evidencing The Triangle Loan has an outstanding principal balance as of the Cut-off Date of $41,250,000 and an interest rate of 4.4630% per annum. The borrower utilized the proceeds of The Triangle Loan to acquire The Triangle Property, fund reserves and pay origination costs.

The Triangle Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Triangle Loan requires monthly payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of The Triangle Loan is the due date in November 2027. Voluntary prepayment of The Triangle Loan is prohibited prior to the due date in August 2027. Provided that no event of default under the related loan documents is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Triangle Property is a 204,523 square foot multi-story retail property located in Costa Mesa, California. Originally developed between 1992 and 1993 and renovated in 2012 and 2013, The Triangle Property is a 93.1% leased retail center that is occupied by 24 Hour Fitness, a nine-screen Triangle Square Cinemas, Tavern & Bowl, as well as a selection of local restaurants and bars. The Triangle Property is located in Costa Mesa which is the southern coastal region of Orange County, approximately nine miles southwest of Santa Ana and just north of Newport Beach. The local area surrounding The Triangle Property is dominated by office and retail on the main thoroughfares with residential properties located on the secondary streets. Per market research reports, The Triangle Property is located within the Orange County market and Central Coast/Airport Area submarket.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE TRIANGLE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at The Triangle Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
24 Hour Fitness(4)	NR / Ba3 / B	59,260	29.0%	$1,035,391	20.3%	$17.47	11/4/2026	NA	NA	3, 5-year options
Time Night Club(5)	NR / NR / NR	19,120	9.3	615,711	12.1	32.20	Various	$683	9.0%	Various
Saddle Ranch	NR / NR / NR	7,880	3.9	531,427	10.4	67.44	8/31/2035	$527	16.3%	1, 5-year option
Triangle Square Cinemas	NR / NR / NR	37,681	18.4	495,000	9.7	13.14	6/15/2020	$276,557	19.9%	3, 5-year options
The Yard House	BBB / Baa3 / BBB	9,300	4.5	441,026	8.7	47.42	10/31/2026	$677	9.3%	2, 5-year options
La Vida Cantina	NR / NR / NR	5,660	2.8	431,349	8.5	76.21	8/31/2025	$938	9.9%	3, 5-year options
Tavern & Bowl	NR / NR / NR	14,239	7.0	388,155	7.6	27.26	2/28/2029	$163	26.3%	3, 5-year options
Keys on Main(6)	NR / NR / NR	8,566	4.2	246,696	4.8	28.80	12/31/2027	NA	NA	NA
H2O Sushi	NR / NR / NR	4,821	2.4	178,184	3.5	36.96	4/30/2023	$350	15.8%	2, 5-year options
Hillcrest Salon, LLC(6)	NR / NR / NR	5,781	2.8	138,744	2.7	24.00	12/31/2028	NA	NA	NA
Ten Largest Owned Tenants		172,308	84.2%	$4,501,683	88.3%	$26.13
Remaining Owned Tenants		18,013	8.8	595,975	11.7	33.09
Vacant Spaces (Owned Space)		14,202	6.9	0	0.0	0.00
Total All Owned Tenants		204,523	100.0%	$5,097,658	100.0%	$26.78

(1)	Credit ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales are based on TTM ending July 2017.
(3)	Triangle Square Cinemas tenant sales $ per SF/screen is based on nine screens.
(4)	24 Hour Fitness has the right to cease operations at The Triangle Property as long as they continue to pay rent.
(5)	Time Night Club has 11,804 SF of space ($42.00 per SF) and 1,339 SF of space ($12.00 per SF) expiring on December 31, 2031, and 5,977 SF of storage space ($12.00 per SF) expiring on December 31, 2021. Tenant sales per $ SF/screen are based the 11,804 SF of non-storage space. Time Night Club has 1, 10-year extension option related to 11,804 SF of space, and 3, 5-year options for the 5,977 SF of storage space.
(6)	Keys on Main (8,566 SF) and Hillcrest Salon, LLC (5,781 SF) have executed leases but have not taken occupancy or begun paying rent. Keys on Main and Hillcrest Salon, LLC are expected to take occupancy and commence paying rent in January 2018. We cannot assure you that these tenants will take occupancy or being paying rent as anticipated or at all.

The following table presents certain information relating to the lease rollover schedule at The Triangle Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	1,371	0.7	0.7%	57,198	1.1	41.72	1
2020	39,334	19.2	19.9%	561,285	11.0	14.27	2
2021	13,417	6.6	26.5%	346,593	6.8	25.83	3
2022	2,875	1.4	27.9%	105,024	2.1	36.53	1
2023	4,821	2.4	30.2%	178,184	3.5	36.96	1
2024	0	0.0	30.2%	0	0.0	0.00	0
2025	5,660	2.8	33.0%	431,349	8.5	76.21	1
2026	68,560	33.5	66.5%	1,476,417	29.0	21.53	2
2027(2)	10,563	5.2	71.7%	334,404	6.6	31.66	2
2028 & Thereafter(3)	43,720	21.4	93.1%	1,607,204	31.5	36.76	7
Vacant	14,202	6.9	100.0%	0	0.0	0.00	0
Totals / Wtd. Avg. Tenants	204,523	100.0%		$5,097,658	100.0%	$26.78	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes Keys on Main (8,566 SF) which has executed a lease but has not taken occupancy or begun paying rent. Keys on Main is expected to take occupancy and commence paying rent in January 2018. We cannot assure you that this tenant will take occupancy or being paying rent as anticipated or at all.
(3)	Includes Hillcrest Salon, LLC (5,781 SF) that has executed a lease but has not taken occupancy or begun paying rent. Hillcrest Salon, LLC is expected to take occupancy and commence paying rent in January 2018. We cannot assure you that this tenant will take occupancy or being paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE TRIANGLE

The following table presents certain information relating to historical occupancy at The Triangle Property:

Historical Leased %(1)

As of 11/1/2017(2)
93.1%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.
(2)	Includes two tenants: Keys on Main (8,566 SF) and Hillcrest Salon, LLC (5,781 SF) that have executed leases but have not taken occupancy or begun paying rent. Keys on Main and Hillcrest Salon, LLC are expected to take occupancy and commence paying rent in January 2018. We cannot assure you that these tenants will take occupancy or being paying rent as anticipated or at all.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Triangle Property:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 7/31/2017(2)	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$3,866,790	$4,041,009	$3,933,331	$4,576,038	$5,097,658	$24.92
Overage / Percentage Rent	159,916	30,267	93,346	108,505	62,444	0.31
Total Reimbursement Revenue	1,598,581	1,239,722	1,464,279	1,414,436	2,109,440	10.31
Market Revenue from Vacant Units	0	0	0	0	544,190	2.66
Parking Revenue	137,833	149,071	214,592	251,822	205,162	1.00
Other Revenue	15,998	19,003	22,187	18,546	18,546	0.09
Less Vacancy & Credit Loss	(12,956)	0	(224,081)	(5,598)	(544,190)	(2.66)
Effective Gross Income	$5,766,162	$5,479,071	$5,503,655	$6,363,750	$7,493,249	$36.64
Total Operating Expenses	$2,684,978	$2,852,765	$2,977,706	$2,964,683	$3,407,699	$16.66
Net Operating Income	$3,081,184	$2,626,306	$2,525,948	$3,399,067	$4,085,550	$19.98
TI/LC	0	0	0	0	133,312	0.65
Capital Expenditures	0	0	0	0	40,905	0.20
Net Cash Flow	$3,081,184	$2,626,306	$2,525,948	$3,399,067	$3,911,333	$19.12

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Represents the actual results for the seven months ending July 31, 2017, annualized for 12 months.
(3)	Underwritten cash flow based on contractual rents as of November 1, 2017 and contractual rent steps through January 31, 2019.

■	Appraisal. According to the appraisal, The Triangle Property had an “as-is” appraised value of $55,700,000 as of September 20, 2017 and a prospective “as-stabilized” appraised value of $60,900,000 as of April 1, 2019.

■	Environmental Matters. According to a Phase I environmental report dated September 15, 2017, there are no recognized environmental conditions or recommendations for further action at The Triangle Property.

■	Market Overview and Competition. According to the appraisal, the total Orange County retail market includes approximately 85.4 million SF of space across over 545 retail centers and a direct vacancy rate of 3.9% as of the second quarter 2017. Average rental rates totaled $27.84 per SF and there was 111,993 SF under construction as of the second quarter 2017. In 2017, major leases signed in the market include Pavilions Supermarket (48,487 SF), Crunch Fitness (40,657 SF), and House of Blues (20,667 SF).

Orange County’s 2017 total population within a 1-mile, 3-mile and 5-mile radius are 40,843, 167,151 and 347,398, respectively. The total number of households within a 1-mile, 3-mile and 5-mile radius are 13,689, 64,480 and 133,394, respectively. The 2017 median household income within a 1-mile, 3-mile and 5-mile radius are $54,865, $80,843 and $83,185, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE TRIANGLE

The following table presents certain information relating to the primary competition for The Triangle Property:

Competitive Set(1)

	The Triangle	Costa Mesa Courtyards	Plaza Costa Mesa	Harbor Center	17th Street Promenade	Westcliff Plaza
Distance from The Triangle Property	-	0.2 miles	0.2 miles	1.9 miles	0.8 miles	1.4 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	1992-1993	1986	1997	1959	1962	1964
Total GLA	204,523	172,716	19,397	436,917	55,840	109,571
Total Occupancy(2)	93.1%	92%	96%	98%	100%	97%
Anchors & Jr. Anchors		Road Runner Sports Custom Eyes Optometry Desa Salon Jimmy John’s	Roll’N Scoops Subway	San Diego County Credit Union Wing Stop Papa Murphys Banfield	New Vision Credit Union Glamour West, Inc Planet Bruxie	Fresh Brothers

(1)	Source: Appraisal.
(2)	Total occupancy for The Triangle Property is as of November 1, 2017.

■	The Borrower. The borrower is Triangle Center, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Triangle Loan. The non-recourse carveout guarantors under The Triangle Loan are Kamyar Mateen and Tyler Mateen, both indirect owners of the borrower.

■	Escrows. On the origination date, the borrower funded (i) a tenant improvements and lease commission reserve in the amount of $1,250,000 and (ii) an unfunded obligations account in the amount of approximately $813,873 with respect to outstanding tenant improvement obligations owed to Keys on Main and Hillcrest Salon, LLC and rent reserve amounts related to such tenant’s occupancy.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default, and the borrower provides evidence of renewals of such policies and payment of related premiums, (ii) if the amount on deposit in such reserve decreases below $600,000, a tenant improvements and lease commission reserve in the amount of approximately $17,044, subject to a cap of $1,000,000 and (iii) a capital expenditure reserve in the amount of approximately $3,409.

Additionally, on each due date (i) during the continuance of a Triangle Critical Tenant Period, all excess cash flow after payment of debt service, operating expenses and other reserves will be held in the a critical tenant reserve account and (ii) during the continuance of a Triangle Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

A “Triangle Trigger Period” means (i) any period from the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the related loan documents) is less than 1.15x until the debt service is greater than 1.25x for two consecutive fiscal quarters, (ii) the period commencing upon the borrower’s failure to deliver required financial reports (taking into account all applicable notice and cure periods) and ending when such reports are delivered and indicate that no other Triangle Trigger Period is ongoing or (iii) during a Triangle Critical Tenant Period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE TRIANGLE

A “Triangle Critical Tenant Trigger Period” means the period commencing upon the occurrence of any of the following: (i) if on or before 12 months prior to any termination or expiration date under the 24 Hour Fitness (the “Critical Tenant”) lease the borrower has not provided evidence that the Critical Tenant has renewed or extended its lease for at least five years, until the Critical Tenant has renewed or extended its lease for an additional five years or a replacement tenant has executed a lease for at least five years and taken occupancy and commenced paying rent, (ii) the Critical Tenant becomes a debtor in a bankruptcy, insolvency or similar proceeding until a replacement tenant has executed a lease for at least five years and taken occupancy and commenced paying rent, (iii) the Critical Tenant vacates, surrenders or ceases operations in its space, or notifies the borrower of its intention to do so until a replacement tenant has executed a lease for at least five years and taken occupancy and commenced paying rent, or (iv) the date on which the Critical Tenant notifies the borrower of its intention to terminate or not to renew or extend its lease for at least five years until a replacement tenant has executed a lease for at least five years and taken occupancy and commenced paying rent.

■	Lockbox and Cash Management. The Triangle Loan is structured with a hard lockbox and springing cash management. The related loan documents require that the borrower direct all tenants to depositor rents directly to a lockbox account and all cash revenues relating to The Triangle Property and all other money received by the borrower or the property manager with respect to The Triangle Property be deposited into such lockbox account or a lender-controlled cash management account within two business days following receipt. Absent an ongoing Triangle Trigger Period or event of default under The Triangle Loan, all funds in the lockbox account are required to be swept daily into a borrower operating account. During the continuance of a Triangle Trigger Period or event of default under The Triangle Loan all funds in the lockbox account are required to be swept daily into the cash management account. On each due date during a continuing Triangle Critical Tenant Period, the related loan documents require that all amounts on deposit in the cash management account in excess of the monthly debt service payment, required reserves and operating expenses be reserved in the critical tenant reserve account cash flow reserve account. On each due date during a continuing Triangle Trigger Period, the related loan documents require that all amounts on deposit in the cash management account in excess of the monthly debt service payment, required reserves and operating expenses be reserved in an excess cash flow reserve account. If no Triangle Trigger Period is continuing, all amounts remaining in the cash management account after payment of debt service, budgeted operating expenses, and required reserves, will be transferred to the borrower’s operating account.

■	Property Management. The Triangle Property is managed by Triangle Center GP, LLC, an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, The Triangle Property is required to remain managed by Triangle Center GP, LLC, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under The Triangle Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THE TRIANGLE

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or similar subsequent statute) on terms consistent with the other insurance required under the related loan documents, including that such terrorism insurance is in an amount equal to the full replacement cost of The Triangle Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of The Triangle Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy so long as the borrower provides evidence satisfactory to the lender that the insurance premiums for The Triangle Property are separately allocated to The Triangle Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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WESTIN PALO ALTO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTIN PALO ALTO

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
Foster City
Bridgepointe Shopping Center
San Francisco Bay
REDWOOD SHORES
BAYSHORE FREEWAY
Notre Dame de Namur University
SAN CARLOS AIRPORT
Belmont
San Carlos
Bedwell Bayfront Park
Facebook
Kaiser Permanente Redwood City
Sequoia Hospital
Redwood City
FRIENDLY ACRES
Menlo Park
EAST PALO ALTO
VA Palo Alto Health Care System
Edgewood Park & Natural Preserve
WOODSIDE PLAZA
Westin Palo Alto
675 El Camino Real
Palo Alto, CA 94301
Ravenswood Shopping Center
PALO ALTO AIRPORT
Palo Alto Golf Course
Atherton
DOWNTOWN MENLO PARK
Cañada College
Menlo Country Club
Stanford Shopping Center
DOWNTOWN PALO ALTO
Lucile Packard Children's Hospital
WOODSIDE GLENS
Palo Alto
San Antonio Village
Nordstrom Stanford
WEST MENLO PARK
OLD PALO ALTO
Stanford Hospital
Stanford Stadium
Midtown Shopping Center
FAIR MEADOW
SHARON HEIGHTS
Stanford University
Sharon Heights Plaza
Sharon Heights Golf & Country Club
Morgan Stanley
SLAC SUSB Building
Stanford Golf Course
COLLEGE TERRACE
BARRON PARK
CALTRAIN
CHARLESTON GARDENS
Google HQ
Shoreline Golf Links
Hewlett Packard
VA Palo Alto Health Care System
San Antonio Center
Tesla
SAP
Mountain View
JUNIPERO SERRA FREEWAY
Palo Alto Hills Golf & Country Club
LOS ALTOS HILLS
Foothill College
Los Altos
El Camino Hospital
Foothill Park
Oakland
San Francisco
San Leandro
Hayward
Fremont
San Mateo
Redwood City
Menlo Park
Palo Alto
Mountain View
Sunnyvale
Santa Clara
San Jose
Pacific Ocean

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTIN PALO ALTO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Palo Alto, California	Cut-off Date Principal Balance(3)	$40,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)	$451,086.96
Size (Rooms)	184	Percentage of Initial Pool Balance	3.9%
Total TTM Occupancy as of 6/30/2017	85.4%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 6/30/2017	85.4%	Type of Security	Fee Simple and Leasehold
Year Built / Latest Renovation	2000 / NAP	Mortgage Rate	4.7360%
Appraised Value	$137,200,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60

Underwritten Revenues	$22,889,901
Underwritten Expenses	$13,526,255	Escrows
Underwritten Net Operating Income (NOI)	$9,363,646	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,448,050	Taxes	$230,402	$47,470
Cut-off Date LTV Ratio(1)	60.5%	Insurance	$43,485	$7,248
Maturity Date LTV Ratio(1)(2)	51.9%	Replacement Reserves	$0	$83,405
DSCR Based on Underwritten NOI / NCF(1)	1.81x / 1.63x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.3% / 10.2%	Other(4)	$50,744	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$83,000,000	100.0%	Principal Equity Distribution	$54,543,145	65.7%
Loan Payoff	27,108,726	32.7
Closing Costs	1,023,499	1.2
Reserves	324,631	0.4

Total Sources	$83,000,000	100.0%	Total Uses	$83,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Westin Palo Alto Whole Loan. See “—The Mortgage Loan” below.

(2)	The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $146,800,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 55.6%.

(3)	The Cut-off Date Principal Balance represents the non-controlling note A-2 of the $83,000,000 Westin Palo Alto Whole Loan. See “—The Mortgage Loan” below.

(4)	Other reserve of $50,744 represents a ground rent reserve. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Westin Palo Alto Loan”) is part of a whole loan (the “Westin Palo Alto Whole Loan”) comprised of two pari passu notes that are secured by a first mortgage encumbering the borrowers’ fee simple and leasehold interests in a hospitality property located in Palo Alto, California (the “Westin Palo Alto Property”). The Westin Palo Alto Loan was originated by LStar Capital Finance II, Inc. on January 10, 2017. LStar Capital Finance II, Inc. assigned the Westin Palo Alto Loan to Goldman Sachs Mortgage Company through an assignment and assumption agreement dated August 11, 2017. The controlling note A-1 with an outstanding principal balance as of the Cut-off Date of $43,000,000 (the “Westin Palo Alto Companion Loan”) was contributed to the LSTAR 2017-5 securitization transaction. The non-controlling note A-2 evidencing the Westin Palo Alto Loan has an outstanding principal balance as of the Cut-off Date of $40,000,000 and represents approximately 3.9% of the Initial Pool Balance. The Westin Palo Alto Whole Loan has an outstanding principal balance as of the Cut-off Date of $83,000,000 and each note has an interest rate of 4.7360% per annum. The borrowers utilized the proceeds of the Westin Palo Alto Loan to refinance existing debt on the Westin Palo Alto Property, return equity to the borrower sponsor, pay origination costs and fund reserves.

The Westin Palo Alto Whole Loan had an initial term of 120 months and has a remaining term of 111 months as of the Cut-off Date. The Westin Palo Alto Whole Loan requires interest only payments on each due date through and including the due date in February 2022 and thereafter requires payments of interest and principal sufficient to amortize the loan over a 30 year amortization schedule. The scheduled maturity date of the Westin Palo Alto Whole Loan is the due date in February 2027. The voluntary prepayment of the Westin Palo Alto Whole Loan is not permitted prior to the due date in November 2026. Provided that no event of default under the related loan documents is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTIN PALO ALTO

■	The Mortgaged Property. The Westin Palo Alto Property is a 184-room, 220,276 SF, full service hotel located in Palo Alto, California. Opened in 2000, the Westin Palo Alto Property amenities include five landscaped courtyards, a pool, fitness facility and gift shop. Additionally, the Westin Palo Alto Property features 2,202 square feet of flexible meeting space, a 107-seat full-service restaurant, and a poolside bar. Since 2011, the Westin Palo Alto Property has benefited from approximately $2.7 million ($14,479 per room) in capital improvements that have included room-related, common area, and system upgrades. The five- and two-story hotel is situated on 1.34 acres of land leased under a ground lease from an affiliate of the borrower sponsor, Pacific Land Development Venture. Pacific Land Development Venture has owned the land since 1998. Both the leasehold and ground are included in the collateral for the Westin Palo Alto Whole Loan.

There is an additional $1.3 million ($7,016 per room) of planned capital improvements for 2017 – 2019 at the Westin Palo Alto Property. The improvements include various common area upgrades, re-carpeting and re-wallpapering guestrooms, and redecorating of the restaurant and lobby. No amounts were reserved for these improvements and we cannot assure you they will occur as expected or at all.

The Westin Palo Alto Property is located on El Camino Real, a main thoroughfare in Silicon Valley. The Westin Palo Alto Property is directly across from Stanford University, which generates hotel stays through its annual student application and enrollment process, teaching and research, 36 sports teams, and medical facilities. The Westin Palo Alto Property is within 0.5 miles to downtown Palo Alto. This location appeals to tourists, university- and research-related travelers, business people, and medical-related visitors.

The following table presents certain information relating to the 2016 demand analysis with respect to the Westin Palo Alto Property based on market segmentation, as provided in the appraisal for the Westin Palo Alto Property:

2016 Accommodated Room Night Demand(1)

Property	Meeting and Group	Corporate and Leisure
Westin Palo Alto	20.0%	80.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Westin Palo Alto Property and various market segments, as provided in an April 2017 travel research report for the Westin Palo Alto Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM April 2017	115.0%	97.6%	112.2%
TTM April 2016	112.7%	95.1%	107.2%
TTM April 2015	113.1%	92.9%	105.0%

(1)	Source: April 2017 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Westin Palo Alto Property:

Westin Palo Alto(1)

	2014	2015	2016	TTM June 2017
Occupancy	86.4%	85.2%	85.7%	85.4%
ADR	$305.36	$328.11	$349.94	$353.08
RevPAR	$263.84	$279.59	$299.96	$301.44

(1)	As provided by the borrower and represents averages for the indicated periods.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTIN PALO ALTO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Westin Palo Alto Property:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 6/30/2017	Underwritten	Underwritten $ per Room
Rooms Revenue	$17,719,694	$18,776,970	$20,200,742	$20,244,396	$20,244,396	$110,023.89
Food & Beverage Revenue	1,882,080	1,927,124	1,778,743	1,804,731	1,804,731	9,808.32
Other Revenue(2)	1,112,718	1,099,274	826,308	840,774	840,774	4,569.42
Total Revenue	$20,714,492	$21,803,368	$22,805,793	$22,889,901	$22,889,901	$124,401.64

Rooms Expense	$2,852,917	$3,021,610	$3,372,686	$3,433,039	$3,433,039	$18,657.82
Food & Beverage Expense	1,867,652	1,967,611	2,060,873	2,100,852	2,100,852	11,417.67
Other Expenses	377,145	221,541	217,836	222,327	222,327	1,208.30
Total Departmental Expense	$5,097,714	$5,210,762	$5,651,395	$5,756,218	$5,756,218	$31,283.79
Total Undistributed Expense	6,736,959	7,229,654	7,210,628	7,275,012	7,101,769	38,596.57
Total Fixed Expense	626,093	648,586	663,030	668,268	668,268	3,631.89
Total Operating Expenses	12,460,766	13,089,002	13,525,053	13,699,498	$13,526,255	$73,512.26

Net Operating Income	$8,253,726	$8,714,366	$9,280,740	$9,190,403	$9,363,646	$50,889.38
FF&E	828,580	872,135	912,232	915,596	915,596	$4,976.07
Net Cash Flow	$7,425,146	$7,842,231	$8,368,508	$8,274,807	$8,448,050	$45,913.31

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes valet and daily parking, movie rentals, cancellation/attrition and other miscellaneous revenue.

■	Appraisal. According to the appraisal, the Westin Palo Alto Property had an “as-is” appraised value of $137,200,000 as of July 18, 2017 and an “as-stabilized” appraised value of $146,800,000 as of July 1, 2019.

■	Environmental Matters. According to a Phase I environmental report dated November 16, 2016, there are no recognized environmental conditions or recommendations for further action at the Westin Palo Alto Property.

■	Market Overview and Competition. The Westin Palo Alto Property is located on El Camino Real, a main thoroughfare in Silicon Valley. Within Silicon Valley, the Westin Palo Alto Property is located in the Palo Alto submarket. Palo Alto had a 2017 population of approximately 68,700, representing a compound annual growth rate of approximately 0.9% since 2010. Palo Alto contains approximately 3.5% of the population of Santa Clara County. Palo Alto is home to more than 7,000 businesses employing over 98,000 people. As a prominent center for technology innovation and education, Palo Alto’s unemployment rate has historically lagged national averages. As of May 2017, the unemployment rate for Palo Alto was approximately 2.0% with an employment base of approximately 34,900.

According to the appraisal, 1,105 rooms, or seven hotels, are expected to open in Silicon Valley between 2017 and 2018, and another 3,547 rooms have been proposed for future development. Among those projects, a 250-room Hotel Nia, Autograph Collection hotel anticipated to open in January 2018 is expected to be the closest competitive supply to the Westin Palo Alto Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTIN PALO ALTO

The following table presents certain information relating to the primary competition for the Westin Palo Alto Property:

Competitive Set(1)

Property	City	Number of Rooms	Opening Date	Chain Class	Affiliation
Westin Palo Alto	Palo Alto	184	2000	Upper Upscale	Starwood/Marriott

Competitive Set
Stanford Park Hotel	Menlo Park	162	1984	Upper Upscale	Independent
Garden Court Hotel	Palo Alto	62	1986	Upper Upscale	Independent
Crowne Plaza Palo Alto	Palo Alto	195	1962	Upscale	InterContinental
Four Season Silicon Valley	East Palo Alto	200	2006	Luxury	Four Seasons

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are Pacific Land Development Venture, L.P. and Palo Alto Hotel Development Venture, L.P., each a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Westin Palo Alto Loan. The non-recourse carveout guarantor under the Westin Palo Alto Loan is Clement Chen, III, an indirect owner of the borrower. Clement Chen III is the president of Pacific Hotel Management, LLC, a San Mateo-based privately owned company that specializes in the development and management of high-quality hotels predominantly in Northern California.

The sponsor is Clement Chen, III. Mr. Chen is the president of Pacific Hotel Management, LLC (“PHM”), a San Mateo based privately owned company that specializes in the development and management of hotels predominantly in Northern California under a variety of franchise brands. PHM has experience in hotel development and management, including market and feasibility analysis, acquisition, entitlement, financing, design, permitting, construction, leasing, management, renovation, repositioning, reflagging, and disposition. As president of PHM, Mr. Chen is responsible for overseeing development, asset management, and hotel management activities by PHM and its affiliates. PHM currently manages eight Northern California properties totaling 1,375 rooms inclusive of the Westin Palo Alto Property.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in the amount of $230,402, (ii) an insurance reserve in the amount of $43,485 and (iii) a ground lease escrow fund in the amount of $50,744.

On each due date during a Westin Palo Alto Trigger Period, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, unless the borrowers are maintaining a blanket policy in accordance with the related loan documents, (iii) a ground rent reserve in an amount equal to the positive difference between (a) for the greatest two months of ground rent in the preceding year plus 3% of such two-month amount and the amount on deposit at such time in such reserve account, and (iv) an FF&E reserve in the amount equal to greater of (a) the amount of the monthly deposit required by any franchisor on account of FF&E under the franchise agreement or (b) an amount equal to the 4% of the total income for the Westin Palo Alto Property the preceding month, subject to a cap equal to the greater of (x) $4,000,000 and (y) the amount of the monthly deposit required by any franchisor on account of FF&E under the franchise agreement.

Additionally, if a property improvement plan (a “PIP”) is required in the case of an existing, renewal or replacement franchise agreement, the borrower will be required to deposit cash and/or a letter of credit into a PIP reserve an amount equal to the costs of the related PIP as estimated by a third party contractor that is acceptable to the lender in its reasonable discretion.

In addition, on each due date during the continuance of a Westin Palo Alto Trigger Period, the related loan documents require an excess cash flow reserve as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTIN PALO ALTO

A “Westin Palo Alto Trigger Period” means the period (a) upon an event of default until cured, (b) (x) commencing upon (1) any bankruptcy or similar insolvency of any franchisor until the applicable franchisor, the applicable franchisor is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has re-affirmed the applicable franchise agreement pursuant to final, non-appealable order of a court of competent jurisdiction or franchisor is replaced in accordance with the terms and conditions of the loan documents, (2) any termination, rejection or cancellation of any franchise agreement, or receipt of notice of termination until revoked and the franchisor has re-affirmed the franchise agreement or franchisor is replaced in accordance with the terms and conditions of the loan documents, (3) the borrower being in monetary or material non-monetary default under any franchise agreement beyond any applicable notice and cure periods until cured or the franchisor is replaced in accordance with the terms and conditions of the loan documents, (4) any loss of any material license necessary to operate the Westin Palo Alto Property as a hotel until obtained and (5) a Franchise Renewal Trigger Event until franchisor is replaced in accordance with the terms and conditions of the loan documents or (c) a period (1) beginning on the date that the trailing 12 month debt service coverage ratio for the Westin Palo Alto Property is less than 1.20x (tested quarterly) until the trailing 12 month debt service coverage ratio for the Westin Palo Alto Property equals or exceeds 1.30x for two consecutive calendar quarters. The borrower may post a cash reserve to cure a trigger period pursuant to clause (c).

A “Franchise Renewal Trigger Event” means the earlier of (i) the date which is twelve months prior to the expiration of the then applicable term of the franchise agreement and (ii) one day after the date that is thirteen months prior to the expiration of the then applicable term of the franchise agreement if by then the borrower fails to provide written notice to the lender of its election to either (a) enter into a renewal of the existing franchise agreement or (B) enter into a franchise replacement agreement with an acceptable flag before the expiration of the existing franchise agreement.

■	Lockbox and Cash Management. The Westin Palo Alto Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct credit card companies to remit all credit card receivables directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Westin Palo Alto Property and all other money received by the borrower or the property manager with respect to the Westin Palo Alto Property be deposited into such lockbox account or a lender-controlled cash management account within two business days following receipt. On each business day that no Westin Palo Alto Trigger Period exists, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Westin Palo Alto Trigger Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account and be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account.

■	Property Management. The Westin Palo Alto Property is managed by Pacific Hotel Management, LLC, pursuant to a management agreement. Under the related loan documents, the Westin Palo Alto Property is required to remain managed by Pacific Hotel Management, LLC, or a reputable and experienced professional management organization (a) which manages, together with its affiliates, at least five properties of a type, quality and size similar to or larger than the Westin Palo Alto Property (with respect to number of hotel rooms) and (b) prior to whose employment as manager of the Westin Palo Alto Property with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, (ii) there exists an event of default under the Westin Palo Alto Loan at the time of the lender’s request for termination and at the time of termination, or (iii) there exists a material default by the property manager under the management agreement (beyond the expiration of all applicable notice and cure periods) at the time of the lender’s request and at the time of termination.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTIN PALO ALTO

■	Ground Lease. The Westin Palo Alto Property is subject to a ground lease with Pacific Hotel Development Venture, L.P. dated January 4, 2007. The ground lease was amended on January 10, 2017 to continue for a term of 34 years and 364 days from the date of the amendment. As of the date of the amendment the basic annual rent was $345,000, which is subject to adjustment on the fifth anniversary of the date of the amendment and every five years thereafter.

■	Terrorism Insurance. The borrowers will be required to maintain insurance against terrorism, terrorist acts or similar acts of sabotage with amounts, terms and coverage consistent with those required with respect to all risk, special forms and business interruption/loss of rents insurance; provided, however, if TRIPRA or a similar statute is not then in effect, borrowers will be required to obtain equivalent terrorism insurance coverage in the private market throughout the term of the Westin Palo Alto Whole Loan as required by the preceding sentence, but in such event the borrowers will only be required to maintain those amounts of coverage that can be obtained for an annual premium not to exceed the amount of the then-current annual insurance premium payable in respect of the casualty and business interruption/rental loss insurance (for avoidance of doubt, such calculation excludes the then-current premium due for insurance for loss resulting from perils and acts of terrorism). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INN AT THE MARKET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance	$35,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$460,526.32
Size (Rooms)	76	Percentage of Initial Pool Balance	3.4%
Total TTM Occupancy as of 8/31/2017	89.1%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 8/31/2017	89.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1985 / 2016	Mortgage Rate	4.6480%
Appraised Value	$53,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(1)	Craig Schafer
Underwritten Revenues	$9,231,052
Underwritten Expenses	$5,111,406	Escrows
Underwritten Net Operating Income (NOI)	$4,119,646	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,750,404	Taxes	$54,912	$27,456
Cut-off Date LTV Ratio	66.0%	Insurance	$0	$0
Maturity Date LTV Ratio	60.6%	Replacement Reserves	$0	$30,676
DSCR Based on Underwritten NOI / NCF	1.90x / 1.73x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.8% / 10.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,000,000	100.0%	Principal Equity Distribution	$19,598,166	56.0%
Loan Payoff	14,816,918	42.3
Closing Costs	530,003	1.5
Reserves	54,912	0.2

Total Sources	$35,000,000	100.0%	Total Uses	$35,000,000	100.0%

(1)	Craig Schafer is the non-recourse carveout guarantor under the Inn at the Market loan.

The following table presents certain information relating to the 2016 demand analysis with respect to the Inn at the Market Property based on market segmentation, as provided in the appraisal for the Inn at the Market Property:

2016 Accommodated Room Night Demand(1)

Property	Group	Corporate	Leisure
Inn at the Market	5%	5%	90%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Inn at the Market Property and various market segments, as provided in the August 2017 travel research report:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
TTM August 2017	109.0%	114.1%	124.4%
TTM August 2016	110.9%	110.1%	122.1%
TTM August 2015	97.0%	104.1%	100.9%

(1)	Source: August 2017 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

INN AT THE MARKET

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Inn at the Market Property:

Inn at the Market(1)

	2014(2)	2015(2)	2016(2)
Occupancy	90.7%	90.0%	89.1%
ADR	$278.59	$311.70	$323.89
RevPAR	$252.57	$280.39	$288.58

(1)	As provided by the borrower and represents averages for the indicated periods.

(2)	The Inn at the Market Property was renovated between 2013-2016.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Inn at the Market Property:

Cash Flow Analysis(1)

	2014(3)	2015(3)	2016(3)	TTM 8/31/2017	Underwritten	Underwritten $ per Room
Rooms Revenue	$5,860,883	$6,836,828	$8,005,243	$8,318,739	$8,318,739	$109,457
Food & Beverage Revenue	120,993	147,265	183,131	197,678	197,678	2,601
Other Operating Departments Revenue	20,447	19,873	33,158	22,079	22,079	291
Other Revenue(2)	563,114	556,012	638,696	664,279	692,556	9,113
Total Revenue	$6,565,437	$7,559,979	$8,860,227	$9,202,776	$9,231,052	$121,461

Room Expense	$1,628,285	$1,854,497	$2,077,198	$2,113,188	$2,113,188	$27,805
Food & Beverage Expense	102,471	97,127	119,334	129,722	129,722	1,707
Other Operating Department Expense	26,323	30,530	27,794	29,852	29,852	393
Other Expenses	264,632	292,287	292,502	291,003	293,299	3,859
Total Departmental Expense	$2,021,710	$2,274,442	$2,516,828	$2,563,765	$2,566,060	$33,764
Total Undistributed Expense	2,234,065	2,393,772	2,535,792	2,463,353	2,141,757	28,181
Total Fixed Expense	362,538	371,105	394,082	419,675	403,589	5,310
Total Operating Expense	$4,618,313	$5,039,318	$5,446,702	$5,446,792	$5,111,406	$67,255

Net Operating Income	$1,947,123	$2,520,661	$3,413,526	$3,755,984	$4,119,646	$54,206
FF&E	248,007	288,095	354,446	368,115	369,242	4,858
Net Cash Flow	$1,699,116	$2,232,566	$3,059,080	$3,387,869	$3,750,404	$49,347

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes annualized adjustments for contractual retail rent increases and percentage rent calculations based on updated lease terms and 2016 sales.

(3)	The Inn at the Market Property was renovated between 2013-2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LONG ISLAND PRIME PORTFOLIO - UNIONDALE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	GSMC
Location (City/State)	Uniondale, New York	Cut-off Date Principal Balance(2)	$33,770,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$113.07
Size (SF)	1,750,761	Percentage of Initial Pool Balance	3.3%
Total Occupancy as of 4/20/2017	85.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/20/2017	85.5%	Type of Security	Leasehold
Year Built / Latest Renovation	1985, 1990 / NAP	Mortgage Rate	4.4500%
Appraised Value	$320,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(3)	RXR Realty LLC
Underwritten Revenues	$53,504,787
Underwritten Expenses	$28,574,757	Escrows
Underwritten Net Operating Income (NOI)	$24,930,030	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$22,222,017	Taxes	$2,049,623	$906,920
Cut-off Date LTV Ratio(1)	61.9%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	61.9%	Replacement Reserves	$0	$33,207
DSCR Based on Underwritten NOI / NCF(1)	2.79x / 2.49x	TI/LC	$3,350,000	$199,244
Debt Yield Based on Underwritten NOI / NCF(1)	12.6% / 11.2%	Other(4)	$11,709,150	$55,603

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$197,950,000	63.9%	Loan Payoff(5)	$279,997,156	90.3%
Subordinate Debt	45,970,000	14.8	Reserves	17,108,774	5.5
Other Sources	40,525,135	13.1	Closing Costs	12,868,362	4.2
Principal’s New Cash Contribution	25,529,156	8.2

Total Sources	$309,974,292	100.0%	Total Uses	$309,974,292	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Long Island Prime Portfolio - Uniondale Whole Loan.

(2)	The Cut-off Date Principal Balance of $33,770,000 represents the non-controlling note A-1-2 of the $197,950,000 Long Island Prime Portfolio - Uniondale Whole Loan. The $85,000,000 controlling pari passu note A-1-1 was contributed to the GSMS 2017-GS7 securitization transaction. The $50,000,000 non-controlling note A-2-1 was contributed by Barclays to the WFCM 2017-C39 securitization transaction and the $29,180,000 non-controlling note A-2-2 was contributed by Barclays to the CGCMT 2017-P8 securitization transaction.

(3)	RXR Properties Holdings LLC is the non-recourse carveout guarantor under the Long Island Prime Portfolio – Uniondale Whole Loan.

(4)	Upfront other reserves represent approximately $11,598,911 for unfunded obligations and approximately $110,240 for a ground rent reserve.

(5)	Loan payoff represents (i) a loan collateralized by the RXR Plaza property previously securitized in the GSMS 2007-GG10 trust and (ii) a loan collateralized by the Omni property previously securitized in the GCCFC 2007-GG9 trust. Prior to loan origination, the previous financing for the RXR Plaza property resulted in a loss to the trust due to a maturity default and loan modification and the previous financing for the Omni property resulted in a loss to the trust due to a maturity default. See “Description of the Mortgage Pool – Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The following table presents certain information relating to the Long Island Prime Portfolio - Uniondale Properties:

Property Name	Cut-off Date Allocated Loan Amount	% of Portfolio Cut-off Date Balance	Total GLA	Occupancy	Year Built	Appraised Value	UW NCF
RXR Plaza	$20,105,049	59.5%	1,085,298	84.9%	1985	$189,000,000	$13,209,177
Omni	13,664,951	40.5	665,463	86.5	1990	131,000,000	9,012,841
Total / Wtd. Avg.	$33,770,000	100.0%	1,750,761	85.5%		$320,000,000	$22,222,017

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LONG ISLAND PRIME PORTFOLIO - UNIONDALE

The following table presents certain information relating to the major tenants at the Long Island Prime Portfolio - Uniondale Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Rivkin Radler LLC(2)	NR / NR / NR	84,736	4.8%	$3,704,882	7.7%	$43.72	6/30/2023	NA
Openlink Financial LLC(3)	NR / NR / NR	96,325	5.5	3,261,014	6.8	33.85	12/31/2025	2, 5-year options
HealthPlex Inc.	NR / NR / NR	77,464	4.4	2,595,654	5.4	33.51	3/31/2022	1, 5-year option
Congdon Flaherty O’Callaghan(4)	NR / NR / NR	67,109	3.8	2,478,380	5.1	36.93	12/31/2018	1, 5-year option
MBSC Securities Corporation(5)	AA- / A1 / A	63,119	3.6	2,341,511	4.9	37.10	9/30/2021	2, 5-year options
Ruskin Moscou Faltischek P.C.(6)	NR / NR / NR	63,530	3.6	2,199,768	4.6	34.63	12/31/2026	1, 5-year option
Flushing Bank(7)	NR / NR / NR	90,877	5.2	2,137,313	4.4	23.52	12/31/2026	1, 5-year option
Allstate Insurance Company(8)	BBB+ / A3 / A-	49,871	2.8	1,850,053	3.8	37.10	4/30/2020	1, 5-year option
Farrell Fritz P.C.	NR / NR / NR	52,087	3.0	1,745,356	3.6	33.51	8/31/2027	1, 5-year option
Long Island Power Authority(9)	NR / NR / NR	50,897	2.9	1,699,290	3.5	33.39	4/30/2025	2, 5-year options
Ten Largest Owned Tenants		696,015	39.8%	$24,013,221	49.8%	$34.50
Remaining Owned Tenants		800,997	45.8	24,205,917	50.2	30.22
Vacant Spaces (Owned Space)		253,749	14.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		1,750,761	100.0%	$48,219,138	100.0%	$32.21

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Rivkin Radler LLC has a partial rent abatement period from March 2021 to June 2023. Such free rent amount was deposited into escrow by the borrower on the origination date.

(3)	Openlink Financial LLC has the right to terminate its lease for its storage space (360 SF, $19.67 per SF) at any time with 30 days’ notice. Openlink Financial LLC has 95,965 SF of office space ($33.91 per SF) expiring in December 2025 and 360 SF of storage space ($19.67 per SF) expiring in December 2018. Openlink Financial LLC has a rent abatement period from January 2021 to March 2021 and January 2025 to February 2025. Such free rent amount was deposited into escrow by the borrower on the origination date.

(4)	Congdon Flaherty O’Callaghan has the right to terminate its lease for storage space (2,450 SF) with 60 days’ notice. Congdon Flaherty O’Callaghan has a partial rent abatement period for the month of December 2018. Such free rent amount was deposited into escrow by the borrower on the origination date.

(5)	MBSC Securities Corporation has an approximately 50% rent abatement for the month of July 2017 and September 2020 – August 2021. Such free rent amount was deposited into escrow by the borrower on the origination date.

(6)	Ruskin Moscou Faltischeck P.C. has the right to terminate its lease for its storage space (400 SF, $20.80 per SF) effective the last day of any calendar year with 90 days’ notice. Ruskin Moscou Faltischeck P.C. has a rent abatement period from September 2017 to December 2018. Such free rent amount was deposited into escrow by the borrower on the origination date.

(7)	Flushing Bank has an approximately 50% rent abatement period through December 2018. Such free rent amount was deposited into escrow by the borrower on the origination date.

(8)	Allstate Insurance Company has the one-time right to terminate its lease effective September 30, 2018 with notice by September 30, 2017 and payment of a termination fee.

(9)	Long Island Power Authority has the right to contract its space by 20% with nine months’ notice. Long Island Power Authority has 50,097 SF of space ($33.92 per SF) expiring in April 2025 and 800 SF of storage space ($12.00 per SF) expiring in December 2017.

The following table presents certain information relating to the lease rollover schedule at the Long Island Prime Portfolio - Uniondale Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	17,451	1.0%	1.0%	$277,961	0.6%	$15.93	4
2017	14,926	0.9	1.8%	500,571	1.0	33.54	1
2018	145,447	8.3	10.2%	5,140,709	10.7	35.34	13
2019	58,075	3.3	13.5%	2,044,981	4.2	35.21	7
2020	148,798	8.5	22.0%	5,220,301	10.8	35.08	9
2021	144,856	8.3	30.2%	4,394,539	9.1	30.34	9
2022	222,585	12.7	43.0%	6,482,810	13.4	29.13	11
2023	121,012	6.9	49.9%	4,891,942	10.1	40.43	5
2024	35,319	2.0	51.9%	1,333,549	2.8	37.76	3
2025	243,788	13.9	65.8%	8,398,031	17.4	34.45	7
2026	203,361	11.6	77.4%	5,424,878	11.3	26.68	4
2027	121,972	7.0	84.4%	4,108,865	8.5	33.69	4
2028 & Thereafter	19,422	1.1	85.5%	0	0.0	0.00	0
Vacant	253,749	14.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,750,761	100.0%		$48,219,138	100.0%	$32.21	77

(1)	Calculated based on approximate SF occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LONG ISLAND PRIME PORTFOLIO - UNIONDALE

The following table presents certain information relating to historical occupancy at the Long Island Prime Portfolio - Uniondale Properties:

Historical Leased %(1)

	2014	2015	2016
RXR Plaza(2)	82.1%	86.8%	85.4%
Omni	94.8%	92.9%	89.5%
Wtd. Avg.	86.9%	89.1%	86.9%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	The RXR Plaza property’s historical occupancy includes 86,535 SF of below grade, windowless vacant space that was previously occupied, but has been vacant since 2010.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Long Island Prime Portfolio - Uniondale Properties:

Cash Flow Analysis(1)

	2014	2015	2016	TTM 3/31/2017	Underwritten(2)(3)(4)	Underwritten $ per SF
Base Rental Revenue	$43,715,452	$44,823,950	$41,924,024	$40,623,924	$48,219,138	$27.54
Contractual Rent Steps	0	0	0	0	15,101	0.01
Overage / Percentage Rent	15,000	15,000	0	0	0	0.00
Total Reimbursement Revenue	5,690,588	5,552,157	4,611,207	4,635,643	4,643,884	2.65
Market Revenue from Vacant Units	0	0	0	0	8,352,081	4.77
Parking Revenue	450	0	0	0	0	0.00
Other Revenue	773,298	640,823	683,299	702,082	626,664	0.36
Gross Revenue	$50,194,788	$51,031,930	$47,218,529	$45,961,648	$61,856,867	$35.33
Vacancy Loss	0	0	0	0	(8,352,081)	(4.77)
Credit Loss	(100,821)	(224,646)	(54,708)	165,667	0	0.00
Effective Gross Revenue	$50,093,967	$50,807,283	$47,163,821	$46,127,315	$53,504,787	$30.56
Real Estate Taxes	13,155,887	11,691,558	10,973,856	11,092,779	10,868,927	6.21
Insurance	635,004	647,762	558,592	496,363	511,254	0.29
Utilities	6,136,617	5,727,682	5,177,657	5,325,888	5,485,665	3.13
Repairs & Maintenance	2,885,696	2,853,481	2,774,166	2,688,252	2,768,900	1.58
Janitorial	2,167,926	2,296,115	2,342,750	2,349,907	2,420,404	1.38
Management Fee	1,284,670	1,323,380	1,192,566	1,187,040	1,605,144	0.92
Payroll (Office, Security, Maintenance)	3,162,457	3,228,672	3,432,264	3,364,937	3,465,885	1.98
Other Expenses	123,174	115,908	114,914	122,044	125,705	0.07
Ground Rent	1,317,330	1,322,874	1,322,874	1,322,874	1,322,874	0.76
Total Operating Expenses	$30,868,763	$29,207,431	$27,889,640	$27,950,084	$28,574,757	$16.32

Net Operating Income	$19,225,204	$21,599,852	$19,274,181	$18,177,231	$24,930,030	$14.24
Tenant Improvements	0	0	0	0	1,135,161	0.65
Leasing Commissions	0	0	0	0	1,135,161	0.65
Replacement Reserves	0	0	0	0	437,690	0.25
Net Cash Flow	$19,225,204	$21,599,852	$19,274,181	$18,177,231	$22,222,017	$12.69

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of April 20, 2017 and contractual rent steps through July 2018.

(3)	The increase in Base Rental Revenue, Effective Gross Income and Net Operating Income from TTM March 31, 2017 to Underwritten was a result of (i) approximately 230,059 SF (13.1% of net rentable area) having signed a new or renewal lease since March 31, 2016 at an average base rent of $32.48 per SF, (ii) rent steps through July 2018 totaling $1,734,163, (iii) approximately $2,462,416 of free rent which was not included in the TTM March 31, 2017 period and included in Underwritten (all outstanding free rent has been reserved) and (iv) the present value of five investment grade tenant rent steps discounted at 7.0% totaling $15,101.

(4)	A third party sub-subleases a portion of the land (approximately 22.5% of the acreage) from the borrower. The $183,886 third party sub-sublease rent was excluded from the underwriting.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

LONG ISLAND PRIME PORTFOLIO - UNIONDALE

The following table presents certain information relating to the primary competition for the Long Island Prime Portfolio - Uniondale Properties:

RXR Plaza and Omni Competitive Set(1)

	Center 78	Greenwich Office Park Buildings	100 Plaza Drive	Waterfront Corporate Center I	Princeton Pike Corporate Center
Distance from Property	72.6 miles	40.3 miles	32.8 miles	33.7 miles	82.9 miles
Property Type	Office	Office	Office	Office	Office
Year Built	1982	1975	1981	2002	1990
Total GLA	369,797	377,939	264,973	562,936	800,546
Total Occupancy	89%	88%	100%	100%	88%

(1)	Source: Appraisals.

The following table presents certain lease information relating to the primary competition for the Long Island Prime Portfolio - Uniondale Properties:

Competitive Set(1)

Property Name	Year Built/ Renovated	Total GLA (SF)	Distance from Subject	Tenant Name	Lease Term (Years)	Lease Area (SF)	Annual Base Rent PSF
900 Stewart Avenue	1986/NAP	235,431	<3.0 miles	Quickfund	8.5	5,330	$33.70
				Signature Bank	11.0	8,600	$34.93
400 Garden City Plaza	1989/2001	176,073	<4.0 miles	Scully, Scott Murphy & Presser	7.3	21,840	$30.53
				Morritt Hock & Hamroff	8.8	31,471	$30.86
100 Quentin-Roosevelt Boulevard	1990/NAP	200,000	<3.0 miles	Beacon Health Partners	10.9	17,188	$31.19
				Vincent Russo	9.8	9,213	$30.19
330 Old Country Road	1989/NAP	107,071	<5.0 miles	Liberty Mutual	5.5	13,846	$31.69
825 East Gate Boulevard	1985/NAP	81,396	<4.0 miles	Richard Allen Marketing	7.3	1,643	$28.38
				Auerbach Grayson Global Express	7.0	1,881	$30.65
1225 Franklin Avenue	1980/NAP	198,066	<5.0 miles	Israeloff, Trattner & Co.	12.0	15,000	$33.11
90 Merrick Avenue	1985/NAP	249,659	<1.5 miles	HIBU	5.0	7,130	$30.19
1055 Franklin Avenue	1970/2004	60,000	<5.0 miles	UBS Financial	10.0	10,982	$37.26
50 Charles Lindbergh Boulevard	1984/NAP	232,443	<2.0 miles	Gewurz & Zaccaria	5.4	2,398	$28.01
				Strauss Law Firm	5.4	1,391	$28.01

(1)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90 FIFTH AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)	$33,750,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(1)	$746.85
Size (SF)	139,921	Percentage of Initial Pool Balance	3.3%
Total Occupancy as of 5/23/2017	92.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/23/2017	92.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	1903 / 2016	Mortgage Rate	4.3070%
Appraised Value	$180,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsors(3)	Aby Rosen and Michael Fuchs
Underwritten Revenues	$12,521,128
Underwritten Expenses	$5,772,363	Escrows
Underwritten Net Operating Income (NOI)	$6,748,765	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,608,202	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	58.1%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	53.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.48x / 1.45x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	6.5% / 6.3%	Other(4)	$5,352,756	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$104,500,000	100.0%	Loan Payoff	$97,075,496	92.9%
Reserves	5,352,756	5.1
Closing Costs	1,733,603	1.7
Principal Equity Distribution	338,145	0.3

Total Sources	$104,500,000	100.0%	Total Uses	$104,500,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 90 Fifth Avenue Whole Loan.

(2)	The Cut-off Date Principal Balance of $33,750,000 represents the non-controlling note A-2 of the $104,500,000 90 Fifth Avenue Whole Loan. The $37,000,000 controlling pari passu note A-1 was contributed to the GSMS 2017-GS7 securitization transaction. The remaining non-controlling note A-3, with a balance of $33,750,000, is currently held by GSMC and is expected to be contributed to one or more future securitization transactions.

(3)	Aby Rosen and Michael Fuchs are the non-recourse carveout guarantors under the 90 Fifth Avenue Loan.

(4)	Upfront other reserve represents approximately $3,982,975 for tenant improvements and leasing commissions and $1,369,781 for free rent for AltSchool II, LLC and Urban Compass, Inc.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 90 Fifth Avenue Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Urban Compass, Inc.(2)	NR / NR / NR	113,418	81.1%	$8,928,264	76.9%	$78.72	5/31/2025	1, 5-year option
TD Bank	AA- / Aa2 / AA-	3,915	2.8	1,500,000	12.9	383.14	11/30/2027	NA
AltSchool II, LLC	NR / NR / NR	12,090	8.6	1,184,588	10.2	97.98	7/31/2028	1, 5-year option
Largest Tenants		129,423	92.5%	$11,612,852	100.0%	$89.73
Vacant Spaces (Owned Space)		10,498	7.5	0	0.0	0.00
Totals / Wtd. Avg. Tenants		139,921	100.0%	$11,612,852	100.0%	$89.73

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)	Urban Compass, Inc. subleases approximately 12,602 SF of its space to Tableau. Urban Compass, Inc. subleases approximately 12,602 SF of its space to Newell Brands Inc.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90 FIFTH AVENUE

The following table presents certain information relating to the lease rollover schedule at the 90 Fifth Avenue Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	113,418	81.1	81.1%	8,928,264	76.9	78.72	1
2026	0	0.0	81.1%	0	0.0	0.00	0
2027	3,915	2.8	83.9%	1,500,000	12.9	383.14	1
2028 & Thereafter	12,090	8.6	92.5%	1,184,588	10.2	97.98	1
Vacant	10,498	7.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	139,921	100.0%		$11,612,852	100.0%	$89.73	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 90 Fifth Avenue Property:

Historical Leased %(1)(2)

2015	2016
15.2%	56.4%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	The 90 Fifth Avenue Property was renovated between 2013-2016.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 90 Fifth Avenue Property:

Cash Flow Analysis(1)

	2014(2)	2015(2)	2016(2)	TTM 3/31/2017	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,972,538	$6,811,757	$10,760,035	$9,802,967	$11,612,852	$83.00
Contractual Rent Steps	0	0	0	0	198,312	1.42
Total Reimbursement Revenue	510,685	466,224	801,864	945,365	663,839	4.74
Market Revenue from Vacant Units	0	0	0	0	2,106,900	15.06
Other Revenue	44,611	85,370	45,703	51,736	46,125	0.33
Gross Revenue	$2,527,835	$7,363,351	$11,607,602	$10,800,068	$14,628,028	$104.54
Less Vacancy & Credit Loss	0	0	0	0	(2,106,900)	(15.06)
Effective Gross Income	$2,527,835	$7,363,351	$11,607,602	$10,800,068	$12,521,128	$89.49

Total Operating Expenses	$4,105,718	$4,925,597	$5,463,571	$5,712,305	$5,772,363	$41.25

Net Operating Income	($1,577,883)	$2,437,754	$6,144,031	$5,087,764	$6,748,765	$48.23
TI/LC	0	0	0	0	118,176	0.84
Replacement Reserves	0	0	0	0	22,387	0.16
Net Cash Flow	($1,577,883)	$2,437,754	$6,144,031	$5,087,764	$6,608,202	$47.23

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The 90 Fifth Avenue Property was renovated between 2013-2016.

(3)	Underwritten cash flow based on contractual rents as of May 23, 2017 and contractual rent steps through July 31, 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	San Diego, California	Cut-off Date Principal Balance(2)	$30,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$278.17
Size (SF)	257,040	Percentage of Initial Pool Balance	3.0%
Total Occupancy as of 10/31/2017	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/31/2017	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1980 / 2014-2015	Mortgage Rate	4.1685%
Appraised Value	$110,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(3)	U.S. Realty Advisors, LLC
Underwritten Revenues	$7,078,500
Underwritten Expenses	$0	Escrows
Underwritten Net Operating Income (NOI)	$7,078,500	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,815,034	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	65.0%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	65.0%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.34x / 2.26x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.9% / 9.5%	Other(4)	$605,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$71,500,000	64.4%	Purchase Price	$110,000,000	99.1%
Principal’s New Cash Contribution	39,483,225	35.6	Reserves	605,000	0.5
Closing Costs	378,225	0.3

Total Sources	$110,983,225	100.0%	Total Uses	$110,983,225	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Petco Corporate Headquarters Whole Loan.

(2)	The Cut-off Date Principal Balance of $30,500,000 represents the non-controlling note A-2 of the $71,500,000 Petco Corporate Headquarters Whole Loan which is evidenced by two pari passu notes. The $41,000,000 controlling pari passu note A-1 was contributed to the GSMS 2017-GS7 securitization transaction.

(3)	USRA Net Lease II Capital Corp. is the non-recourse carveout guarantor under the Petco Corporate Headquarters Whole Loan.

(4)	Upfront other reserve represents a rental escrow reserve for August 2017.

The following table presents certain information relating to the sole tenant at the Petco Corporate Headquarters Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Petco	NR / NR / B	257,040	100.0%	$7,260,000	100.0%	$28.24	7/31/2037	1, 10-year option, 4, 5-year options
Totals / Wtd. Avg.		257,040	100.0%	$7,260,000	100.0%	$28.24

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

The following table presents certain information relating to the lease rollover schedule at the Petco Corporate Headquarters Property based on the initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter(2)	257,040	100.0	100.0%	7,260,000	100.0	28.24	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	257,040	100.0%		$7,260,000	100.0%	$28.24	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

(2)	Petco’s lease expires on July 31, 2037.

The following table presents certain information relating to historical occupancy at the Petco Corporate Headquarters Property:

Historical Leased %(1)

2014	2015	2016
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Petco Corporate Headquarters Property:

Cash Flow Analysis(1)

	In Place	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$7,260,000	$7,260,000	$28.24
Gross Revenue	$7,260,000	$7,260,000	$28.24
Vacancy Loss	0	(181,500)	(0.71)
Effective Gross Revenue	$7,260,000	$7,078,500	$27.54
Total Operating Expenses	$0	$0	$0.00
Net Operating Income	$7,260,000	$7,078,500	$27.54
Tenant Improvements	0	125,307	0.49
Leasing Commissions	0	125,307	0.49
Capital Expenditures	0	12,852	0.05
Net Cash Flow	$7,260,000	$6,815,034	$26.51

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of July 1, 2017 and contractual rent steps through July 31, 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

PETCO CORPORATE HEADQUARTERS

The following table presents certain information relating to the primary competition for the Petco Corporate Headquarters Property:

Competitive Set(1)

Property	Property Sub-Type	Year Built	Year Renovated	Total NRA	Rent ($) per SF	Lease Type	Distance from Property (miles)
Petco Corporate Headquarters	General Suburban	1980	2014-2015	257,040	28.24	NNN	-
Primary Competition
Bernardo Mesa Technology Center	Flex / R&D	1997	2016	180,946	NAV	NNN	0.7 miles
Rancho Vista Corporate Center (Former HP Campus)	Corporate Campus	1981	NAP	125,000	NAV	NNN	0.8 miles
Discovery Corporate Center-D	Low-Rise	2011	NAP	84,227	$2.35	NNN	0.5 miles
Discovery Corporate Center-B	Low-Rise	2007	NAP	53,160	$2.35	NNN	0.4 miles
The Park	Low-Rise	1984	2016	150,423	NAV	NNN	13.9 miles
2051	Creative Flex / R&D	1981	2015	202,671	NAV	NNN	18.9 miles
Summit Rancho Bernardo BTS	Corporate Campus	Proposed (est. 2018)	NAP	1,000,000	$1.85	NNN	0.6 miles
Elevation at the Point	Low / Mid-Rise	Proposed (est. 2018)	NAP	148,747	NAV	NNN	1.0 mile

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CABELA’S INDUSTRIAL PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance(2)	$28,400,000
Property Type	Industrial	Cut-off Date Principal Balance per SF(1)	$24.53
Size (SF)	2,894,885	Percentage of Initial Pool Balance	2.8%
Total Occupancy as of 10/31/2017	100.0%	Number of Related Mortgage Loans(3)	2
Owned Occupancy as of 10/31/2017	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1996–2015 / 2006	Mortgage Rate	4.3590%
Appraised Value	$133,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(4)	Starwood Property Trust, Inc.
Underwritten Revenues	$11,896,414
Underwritten Expenses	$2,790,022	Escrows
Underwritten Net Operating Income (NOI)	$9,106,392	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,803,693	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	53.4%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	53.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.90x / 2.49x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.8% / 11.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$71,000,000	55.6%	Purchase Price	$127,353,058	99.7%
Principal’s New Cash Contribution	56,782,559	44.4	Closing Costs	429,501	0.3

Total Sources	$127,782,559	100.0%	Total Uses	$127,782,559	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Cabela’s Industrial Portfolio Whole Loan.

(2)	The Cut-off Date Principal Balance of $28,400,000 represents the controlling note A-1 of the $71,000,000 Cabela’s Industrial Portfolio Whole Loan. The related companion loans are evidenced by the non-controlling note A-2 with an outstanding principal balance as of the Cut-off Date of $21,300,000 that is currently held by Wells Fargo Bank, National Association and is expected to be contributed to the BANK 2017-BNK8 securitization transaction, and the non-controlling notes A-3(A) with an outstanding principal balance as of the Cut-off Date of $11,300,000 and A-3(B) with an outstanding principal balance as of the Cut-off Date of $10,000,000, each currently being held by UBS AG, by and through its Branch Office at 1285 Avenue of the Americas, New York, New York and expected to be contributed to the UBS 2017-C5 securitization transaction.

(3)	The borrower sponsor for the Cabela’s Industrial Portfolio Whole Loan is also the borrower sponsor for the Bass Pro & Cabela’s Portfolio Whole Loan.

(4)	Starwood Property Trust, Inc. is the non-recourse carveout guarantor under the Cabela’s Industrial Portfolio Whole Loan.

The following table presents certain information relating to the Cabela’s Industrial Portfolio Properties:

Property Name	Cut-off Date Allocated Loan Amount	% of Portfolio Cut-off Date Balance	Total GLA	Occupancy	Year Built	Appraised Value	Allocated Base Rent(1)
Cabela’s Prairie du Chien	$10,560,000	37.2%	1,130,862	100.0%	1996, 1997, 1998, 1999 & 2001	$49,500,000	$3,835,011
Cabela’s Triadelphia	9,960,000	35.1	1,165,360	100.0%	2005	46,600,000	3,496,800
Cabela’s Tooele	7,880,000	27.7	598,663	100.0%	2015	36,900,000	2,400,708
Total / Wtd. Avg.	$28,400,000	100.0%	2,894,885	100.0%		$133,000,000	$9,732,519

(1)	Allocated Base Rent is based on master lease rents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CABELA’S INDUSTRIAL PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the Cabela’s Industrial Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028 & Thereafter(3)	2,894,885	100.0	100.0%	9,732,519	100.0	3.36	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,894,885	100.0%		$9,732,519	100.0%	$3.36	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant under the master lease.

(2)	UW Base Rent is based on master lease rents.

(3)	The master lease expires on April 30, 2042.

The following table presents certain information relating to historical occupancy at the Cabela’s Industrial Portfolio Properties:

Historical Leased %(1)

As of 10/31/2017
100.0%

(1)	There are no historical occupancy figures as the Cabela’s Industrial Portfolio Properties were owner occupied prior to executing a master lease on September 25, 2017.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Cabela’s Industrial Portfolio Properties:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$9,732,519	$3.36
Total Reimbursement Revenue	2,790,022	0.96
Gross Revenue	$12,522,541	$4.33
Vacancy Loss	(626,127)	(0.22)
Effective Gross Revenue	$11,896,414	$4.11
Assumed Expenses	2,433,130	0.84
Management Fee	356,892	0.12
Total Operating Expenses	$2,790,022	$0.96
Net Operating Income	$9,106,392	$3.15
TI/LC	868,466	0.30
Replacement Reserves	434,233	0.15
Net Cash Flow	$7,803,693	$2.70

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	There are no historical cash flow figures as the Cabela’s Industrial Portfolio Properties were owner occupied prior to executing a master lease on September 25, 2017.

(3)	Underwritten Base Rental Revenue is based on the minimum rent set forth in the master lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsor, the depositor, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. Changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Investors should be aware of the risk retention and due diligence requirements in Europe (the “EU Risk Retention and Due Diligence Requirements”) which currently apply, or are expected to apply in the future, in respect of various types of European Union regulated investors including credit institutions, authorized alternative investment fund managers, investment firms, insurance and reinsurance undertakings and UCITS funds. Amongst other things, such requirements restrict an investor who is subject to the EU Risk Retention and Due Diligence Requirements from investing in securitizations unless: (i) the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed that it will retain, on an on-going basis, a net economic interest of not less than five percent in respect of certain specified credit risk tranches or securitized exposures; and (ii) such investor is able to demonstrate that they have undertaken certain due diligence in respect of various matters including but not limited to its note position, the underlying assets and (in the case of certain types of investors) the relevant sponsor or originator. Failure to comply with one or more of the requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge on the certificates acquired by the relevant investor.

—	On 30 September 2015, the European Commission published a proposal to amend the Capital Requirements Regulation (the “CRR Amendment Regulation”) and a proposed regulation relating to a European framework for simple, transparent and standardized securitization (the “STS Securitization Regulation” and, together with the CRR Amendment Regulation, the “Securitization Regulations”) which would, amongst other things, re-cast the European Union risk retention rules as part of wider changes to establish a “Capital Markets Union” in Europe. The Presidency of the Council of the European Union (the “Council”) and the European Parliament have proposed amendments to the Securitization Regulations. The subsequent trilogue discussions between representatives of the European Commission, the Council and the European Parliament have resulted in a compromise agreement being reached on the contents of the Securitization Regulations. The Council published the compromise text of the STS Securitization Regulation in a communication dated June 26, 2017. However, the final forms of the Securitization Regulations have not yet been published, and so their final contents are not yet known. The current intention is that the Securitization Regulations will only apply from January 1, 2019. Investors should be aware that there are likely to be material differences between the current EU Risk Retention and Due Diligence Requirements and those in the Securitization Regulations.

None of the sponsor, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the EU Risk Retention and Due Diligence Requirements or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the EU Risk Retention and Due Diligence Requirements or similar requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment.

—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, new capital regulations were issued by the U.S. banking regulators in July 2013; these regulations implement the increased capital requirements established under the Basel Accord and are being phased in over time. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset -backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

Regulations were adopted on December 10, 2013 to implement Section 619 of the Dodd Frank Act (such statutory provision together with such implementing regulations, the “Volcker Rule”). The Volcker Rule generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013. Banking entities are required to be in conformance with the Volcker Rule by July 21, 2015. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the sponsor or the retaining third-party purchaser will at all times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the sponsor or the retaining third party purchaser to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	The sponsor is the sole warranting party in respect of the mortgage loans sold by the sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, the Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, the sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA, the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsor, Underwriters, the Master Servicer, the Special Servicers, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class E-RR, Class F-RR, Class G-RR and Class H-RR certificates (the “B-Piece Buyer”) was given the opportunity by the sponsor to perform due diligence on the mortgage loans originally identified by the sponsor for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsor and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsor and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsor originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsor will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, the sponsor, of Goldman Sachs Bank USA, one of the originators, and of Goldman Sachs & Co. LLC, one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsor and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans. Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.